PRESIDENT'S LETTER

Dear Valued Shareholder,

Thank you for investing in the Aetna variable funds. We are pleased to bring you this annual report on the portfolios you have chosen to help you along the road to your investment goals.

Let's recap the market during the report period, calendar year 1999. As we approached the start of 1999, high market volatility in the U.S. plus significant economic problems outside the U.S. created anxiety in the markets. However, shortly into the year, fears began to abate and the financial market environment improved. By mid-year, emerging markets began to rebound. European performance offered hope for its best potential in a decade. An early-year economic improvement in Japan had been initially viewed as a short-term statistical anomaly. However, by summer, improving private-sector demand suggested that Japan's recovery might last.

On June 30, the Federal Reserve raised short-term interest rates - the first of three times during the year. This initially led to a sell-off in U.S. bond markets and a flattening of equity-market returns. In fact, the U.S. market as a whole produced negative returns for the third calendar quarter. Still, the U.S. economy continued to show signs of steadiness and vigor.

By the close of the year, the U.S. stock market broke through to new all-time highs. The Dow Jones Industrial Average, Standard & Poor's 500 Index and Russell 2000 Index were all up more than 20% for 1999. And the technology-laden NASDAQ Composite soared 85.6% in 1999. Today, leading economic reports indicate that the U.S. economy is growing robustly - and still without generating an acceleration in inflation.

At the Aetna Variable Annuity Funds and its advisor, Aeltus Investment Management, Inc., we strive to continuously improve our products and services. Here are some highlights of our efforts since we last wrote to you:

      o THREE NEW GET FUNDS - SERIES D, E AND G - were successfully launched in 1999. These innovative total-return funds offer investors participation in the equity markets while providing the downside protection of guaranteeing the return of their initial investment. GET H is open to investment until March 14, 2000.

      o OUR Y2K TECHNOLOGY MANAGEMENT EFFORTS WERE HUGELY SUCCESSFUL. Over New Year's weekend, we conducted a series of quality control checks on all of our systems, the culmination of a more than two year comprehensive preventative management project. We are pleased to tell you that all of our business systems are operating without incident and on schedule. Your account information is up-to-date and our customer service and access technology are all functioning normally.

As we start a new year - and a new millennium - you have our continued commitment to bringing you our best in products and services. We wish you a prosperous new year.

Sincerely,


/s/ J. Scott Fox

J. Scott Fox
President

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter ........................................................    i
INDEX PLUS PORTFOLIOS:
Investment Review .........................................................    1
Portfolios of Investments:
 Aetna Index Plus Bond VP .................................................   10
 Aetna Index Plus Large Cap VP ............................................   12
 Aetna Index Plus Mid Cap VP ..............................................   18
 Aetna Index Plus Small Cap VP ............................................   23
Statements of Assets and Liabilities ......................................   30
Statements of Operations ..................................................   32
Statements of Changes in Net Assets .......................................   34
Notes to Financial Statements .............................................   38
Additional Information ....................................................   42
Financial Highlights ......................................................   43
Independent Auditors' Report ..............................................   47
GENERATION PORTFOLIOS:
Investment Review .........................................................   48
Portfolios of Investments:
 Aetna Ascent VP ..........................................................   53
 Aetna Crossroads VP ......................................................   61
 Aetna Legacy VP ..........................................................   69
Statements of Assets and Liabilities ......................................   76
Statements of Operations ..................................................   77
Statements of Changes in Net Assets .......................................   78
Notes to Financial Statements .............................................   81
Additional Information ....................................................   88
Financial Highlights ......................................................   89
Independent Auditors' Report ..............................................   92

                                            Aetna Index Plus Bond VP
                                                   Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Index Plus Bond VP                   12/18/97  12/31/97                              12/31/98                              12/31/99
Aetna Index Plus Bond VP               10,000    10,031   10,182    10,409   10,761    10,851   10,798    10,680   10,755    10,733
Lehman Brothers Aggregate Bond Index   10,000    10,046   10,200    10,439   10,881    10,918   10,863    10,767   10,841    10,828

                 -----------------------------------------------
                          Average Annual Total Returns
                     for the period ended December 31, 1999*
                 -----------------------------------------------
                       Inception Date     1 Year     Inception
                 -----------------------------------------------
                          12/18/97        -1.08%       3.54%
                 -----------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA INDEX PLUS BOND VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Index Plus Bond VP (Index Plus Bond) generated a -1.08% total return, net of fund expenses, for the year ended December 31, 1999. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned -0.82% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The Federal Reserve (the "Fed") entered the picture early in the year. Continued brisk Gross Domestic Product growth, combined with tight labor markets, led the Fed to raise rates. The Fed funds rate was increased 25 basis points (1/4 of one percent) during each of the last three calendar quarters of 1999, effectively reversing the three 25-basis-point easings (or decreases) in the latter half of 1998. (The Fed funds rate is the interest rate charged on overnight loans between banks.)

For the year, Fed action and uncertainty around future actions drove yields on U.S. Treasury securities ("Treasuries") higher and the yield curve flatter. Starting with the short end (short-maturities) of the curve, the 2-year Treasury yield increased 1.70%; the 10-year, 1.79%; and the long-term 30-year was the best performer on a yield basis, rising only 1.39%.

Inflation indicators caused sporadic concern: the 2nd quarter Employment Cost Index showed a 1.1% increase, the largest since 1991; October's PPI (Producer Price Index) rose 1.1%, its strongest number in nine years; and the National Association of Purchasing Managers price paid index showed a meaningful increase toward the latter half of the year. However, these concerns were muted as the year ended, with December reports showing modest increases of 0.2% in the PPI, 0.1% in the CPI


                                                    See Definition of Terms.   1

(Consumer Price Index), and 0.1% in average hourly earnings.

Spread sectors (any non-Treasury bond) outperformed Treasuries handily for the year. Investment-grade corporate securities outperformed Treasuries of the equivalent duration by 174 basis points, driven mainly by declines in swap spreads. As swap spreads declined, mainly in the latter half of the year, investors stepped in and increased allocations to corporates, decreasing the yield spread between corporate bonds and Treasuries.

In securitized markets, collateralized mortgage-backed securities, mortgage-backed securities, and asset-backed securities showed excess returns of 312, 113 and 136 basis points, respectively, also driven by declining swap spreads and improving market supply and demand factors.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

An overweight position in investment-grade corporate bonds throughout the year was a positive contributor to performance, given their large excess returns versus Treasuries during the year.

During the first six months of the year, an overweight in bank and finance paper negatively affected performance, as these sectors underperformed due to the Fed's increases of interest rates. On the negative side, some credit events in investment-grade corporates during the year modestly reduced the Portfolio's returns.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Economic momentum remains strong, with the wealth effect from rising stock markets feeding domestic consumption. (As investors have seen their assets increase in value, they feel more wealthy; hence the "wealth effect," which stimulates consumption.) We expect stock markets to moderate in 2000, and any stock market correction should reverse the wealth effect and slow the economy.

This will begin to unwind the imbalances we have seen in terms of low savings rates in the U.S. and a high and expanding current account deficit. (The U.S. "current account" is the record of all transactions with foreign nations that involve the exchange of merchandise, goods, services, or unilateral gifts.) The extent to which these imbalances unwind will determine the length and depth of any slowdown.

We expect the Fed to continue raising the Fed funds rate in order to slow domestic activity and unwind some of the aforementioned imbalances. Market consensus appears to be a 6% Fed funds rate by mid-year, and that is close to our expectation of 6-6.25%.

We continue to be defensive with regard to investment-grade corporates, favoring issues that are rated A and above over those rated BBB. We also continue to favor a defensive posture by holding shorter-duration securities, thus moderating the volatility of returns resulting from changes in spreads between corporate and Treasury yields, lowering risk in that sector. ("Duration" measures a bond's sensitivity to increases or decreases in interest rates. The longer the duration, the more a bond - or a bond fund - will be affected by rate changes.)

Mortgages now appear somewhat highly priced, and we will take a defensive posture within this sector, favoring securities that are less sensitive to increases in Treasury volatility. Agencies now appear to be fair value, given the extent to which spreads have come in over the past quarter, following declines in swap spreads. We expect to favor a neutral position in agencies. We expect to continue our overweight position in asset-backed securities, given their short duration and high quality.


2    See Definition of Terms.

---------------------------------------
QUALITY RATINGS
---------------------------------------

AAA                               55.9%
AA                                 3.4%
A                                 25.4%
BBB                               13.1%
BB                                 2.2%

---------------------------------------
MATURITY DISTRIBUTION
---------------------------------------

 0 - 1 years                       2.7%
 1 - 5 years                      31.4%
 5 - 10 years                     13.5%
10 - 20 years                     13.4%
20 + years                        39.0%

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                                                    See Definition of Terms.   3

                          Aetna Index Plus Large Cap VP
                                     Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Index Plus Large Cap VP        09/16/96  09/30/96 12/31/96                            12/31/97                              12/31/98
Aetna Index Plus Large Cap VP    10,000    10,069   10,964   11,246   13,272   14,285   14,680    16,759   17,420    15,728   19,319
S&P 500 Index                    10,000    10,276   11,053   10,834   13,067   14,045   14,448    16,464   17,007    15,315   18,577

Index Plus Large Cap VP                                    12/31/99
Aetna Index Plus Large Cap VP    20,374   21,676   20,503    24,013
S&P 500 Index                    19,502   20,877   19,572    22,485


                           Aetna Index Plus Mid Cap VP
                                     Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Index Plus Mid Cap VP          12/16/97  12/31/97                              12/31/98                              12/31/99
Aetna Index Plus Small Cap VP    10,000    10,348   11,459    11,339    9,958    12,862   12,029    13,511   12,468    14,894
S&P Midcap 400 Index             10,000    10,390   11,535    11,288    9,655    12,377   11,587    13,228   12,116    14,199


                          Aetna Index Plus Small Cap VP
                                      Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Index Plus Small Cap VP        12/19/97  12/31/97                              12/31/98                              12/31/99
Aetna Index Plus Small Cap VP    10,000    10,430   11,441    10,901    8,749    10,289    9,423    10,686   10,248    11,400
S&P Smallcap 600 Index           10,000    10,403   11,555    11,040    8,731    10,268    9,345    10,786   10,264    11,543


4    See Definition of Terms.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                     for the period ended December 31, 1999*
--------------------------------------------------------------------------------
   Index Plus Large Cap VP       Index Plus Mid Cap VP   Index Plus Small Cap VP
--------------------------------------------------------------------------------
  1 Year          Inception       1 Year     Inception    1 Year      Inception
--------------------------------------------------------------------------------
  24.30%            30.47%        15.81%       21.56%     10.79%        6.65%
--------------------------------------------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA INDEX PLUS VPS

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

The performance listed below for the Index Plus VPs (Index Plus Large Cap VP, Index Plus Mid Cap VP and Index Plus Small Cap VP) and their respective benchmarks is for the year ended December 31, 1999:

--------------------------------------------------------------------------------
                          PORTFOLIO                              BENCHMARK INDEX
INDEX PLUS PORTFOLIOS      RETURN    BENCHMARK INDEX                 RETURN
--------------------------------------------------------------------------------
Index Plus Large Cap VP    24.30%    S&P 500 Index (b)               21.04%
Index Plus Mid Cap VP      15.81%    S&P SmallCap 400 Index (c)      14.72%
Index Plus Small Cap VP    10.79%    S&P SmallCap 600 Index (d)      12.40%

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

After suffering a 12% correction that started in July and ended in mid-October, the S&P 500 had a tremendous rally in the 4th quarter to close at record highs.

As fears of Y2K litigation risk and a Y2K-caused slowdown in orders began to diminish, the market was propelled higher by technology shares (particularly those associated with telecommunication and the Internet). However, the frenzied buying of these sectors masked a deteriorating backdrop in the overall environment for equities. These developments will receive more attention in the new year, as the Y2K issue fades away:

      o In November, the Federal Reserve (the "Fed") raised the federal funds rate for the third time in 1999, driving interest rates substantially higher. (The Fed funds rate is the interest rate charged on overnight loans between banks.)
      o Riots and protests against the World Trade Organization during their meeting in Seattle suggest growing opposition to global free trade.
      o Domestic economic data showed persistent strength coupled with nascent signs of inflationary pressure.

Aetna Index Plus Large Cap VP and Aetna Index Plus Mid Cap VP performed extremely well in this environment, as the quantitative model that we use in this strategy favored technology shares due to their strong business momentum. These stocks trade at extremely high valuations relative to the market, which meant that the value factors in our model detracted from performance.

Low-P/E stocks underperformed high-P/E stocks by 65% in 1999. (P/E - or price/earnings ratio - is arrived at by dividing a stock's current selling price by earnings per share. P/E gives an idea of what investors are willing to pay for a company's earning potential.) This poor performance was typical of virtually all value-oriented investment strategies. (Value investors seek companies whose stocks appear undervalued in relation to their assets and earnings; they typically have low P/Es. Growth investors search for companies that have a record of above-average earnings growth; they typically have high P/Es.) Overall, our multi-factor model showed positive discrimination, with our best-ranked stocks outperforming the worst-ranked stocks by approximately 35%. This helped produce outstanding results for this strategy in the fourth quarter.


                                                    See Definition of Terms.   5

Aetna Index Plus Small Cap VP underperformed its benchmark over the past twelve months. The quantitative model that we use in this strategy has performed poorly during this period, as the market has favored companies with very short histories and no earnings. However, we have made changes to the quantitative process to do a better job of assessing these new entrants, and we expect that these changes will have a positive impact going forward.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Aetna Index Plus Large Cap VP: An overweight position in technology helped the Portfolio in the fourth quarter, led by positions in Cisco, Microsoft, and QUALCOMM. During the same quarter, poor stock selection in oil stocks detracted from performance.

Aetna Index Plus Mid Cap VP: An overweight position in technology helped the Portfolio in the fourth quarter, led by positions in VERITAS, QLogic, and Seibel. However, poor stock selection in the manufacturing sector detracted from performance.

Aetna Index Plus Small Cap VP: An overweight position in consumer discretionary detracted from performance during year. Conversely, a small overweight position in technology worked to the benefit of the Portfolio.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Going forward, we are concerned by the extreme price appreciation in technology shares in the fourth quarter of 1999. The recent back-up in interest rates does not provide a supportive environment for high-multiple growth stocks; and, to the extent that the bear market in bonds continues, we feel that these issues will have a difficult time maintaining their current valuations.

Although we are keenly aware of these risks, we remain committed to the disciplined process that has worked so well for us over the past years, a process that is not based on macro-economic forecasting. We will continue to utilize our multi-factor model to evaluate each stock on its own merit. Adverse macro-economic factors will be reflected in our stock selection when and if they manifest themselves in the business momentum of each individual company.

INDEX PLUS LARGE CAP VP:

----------------------------------------------------------------------
                                 % OF EQUITY     % OF     OVER/(UNDER)
SECTOR                           INVESTMENTS    S&P 500     WEIGHTING
----------------------------------------------------------------------
Basic Materials                     3.3%          3.0%         0.3%
Commercial Services                 1.3%          1.2%         0.1%
Consumer Discretionary             12.0%         11.8%         0.2%
Consumer Non-Discretionary          5.0%          6.3%        (1.3)%
Energy                              7.3%          6.0%         1.3%
Finance                            13.6%         12.6%         1.0%
Healthcare                          6.5%          9.3%        (2.8)%
Manufacturing                      10.0%          9.5%         0.5%
Technology                         32.0%         30.8%         1.2%
Utilities                           9.0%          9.5%        (0.5)%


6    See Definition of Terms.

-------------------------------------------------
                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
-------------------------------------------------
Microsoft Corp.                           4.9%
General Electric Co.                      4.2%
Cisco Systems, Inc.                       3.8%
Exxon Corp.                               3.0%
Wal-Mart Stores, Inc.                     2.5%
America Online, Inc.                      2.3%
Citigroup Inc.                            2.0%
Lucent Technologies, Inc.                 1.9%
Home Depot, Inc.                          1.7%
International Business Machines Corp.     1.6%

INDEX PLUS MID CAP VP:

--------------------------------------------------------------------------------
                                      % OF EQUITY    % OF S&P     OVER/(UNDER)
SECTOR                                INVESTMENTS   MIDCAP 400     WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                           4.2%         5.0%         (0.8)%
Commercial Services                       3.5%         5.5%         (2.0)%
Consumer Discretionary                   15.1%        13.9%          1.2%
Consumer Non-Discretionary                2.5%         3.0%         (0.5)%
Energy                                    6.6%         6.0%          0.6%
Finance                                  10.8%        11.9%         (1.1)%
Healthcare                                9.3%        10.8%         (1.5)%
Manufacturing                             8.4%         8.5%         (0.1)%
Technology                               31.2%        26.2%          5.0%
Utilities                                 8.4%         9.2%         (0.8)%

-------------------------------------------------
                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
-------------------------------------------------
VERITAS Software Corp.                    6.1%
Siebel Systems, Inc.                      2.8%
Maxim Integrated Products, Inc.           2.3%
Biogen, Inc.                              2.2%
Linear Technology Corp.                   1.9%
Altera Corp.                              1.7%
Univision Communications, Inc.            1.6%
Intuit Inc.                               1.5%
MedImmune, Inc.                           1.3%
Telephone & Data Systems, Inc.            1.2%


                                                    See Definition of Terms.   7

INDEX PLUS SMALL CAP VP:

--------------------------------------------------------------------------
                                % OF EQUITY     % OF S&P     OVER/(UNDER)
SECTOR                          INVESTMENTS   SMALLCAP 600     WEIGHTING
--------------------------------------------------------------------------
Basic Materials                     3.2%          3.6%           (0.4)%
Commercial Services                10.4%         10.0%            0.4%
Consumer Discretionary             17.7%         15.4%            2.3%
Consumer Non-Discretionary          2.0%          2.2%           (0.2)%
Energy                              4.6%          4.9%           (0.3)%
Finance                             9.3%         10.4%           (1.1)%
Healthcare                          9.0%         10.9%           (1.9)%
Manufacturing                      14.5%         12.6%            1.9%
Technology                         27.3%         27.9%           (0.6)%
Utilities                           2.0%          2.1%           (0.1)%

------------------------------------------
                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
------------------------------------------
Mercury Interactive Corp.           1.8%
Whittman-Hart, Inc.                 1.3%
Macromedia, Inc.                    1.0%
IDEC Pharmaceuticals Corp.          0.9%
Lattice Semiconductor Corp.         0.9%
CTS Corp.                           0.9%
CommScope, Inc.                     0.9%
C-Cube Microsystems, Inc.           0.8%
Gentex Corp.                        0.8%
Burr-Brown Corp.                    0.8%

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.


8   See Definition of Terms.

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(b) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(c) The Standard & Poor's (S&P) MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(d) The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

The unmanaged indices described above are not available for individual investment.

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INDEX PLUS BOND
================================================================================

                                                          PRINCIPAL       MARKET
                                                            AMOUNT        VALUE
                                                          ---------       ------

LONG-TERM BONDS AND NOTES (97.2%)
CORPORATE BONDS (43.8%)
ABN AMRO Bank NV,7.55%,06/28/06 ......................     $ 35,000     $ 34,873
Ahold Finance USA Inc.,6.88%,05/01/29 ................       50,000       43,885
AirTouch Communications,
 Inc.,7.13%,07/15/01 .................................      250,000      251,192
Alliant Energy Resources,7.38%,11/09/09 ..............       30,000       29,155
Associates Corp. N.A.,6.88%,11/15/08 .................      100,000       96,125
AT&T Capital Corp.,6.75%,02/04/02 ....................       80,000       79,522
Baker Hughes, Inc.,6.00%,02/15/09 ....................       45,000       40,055
Bank of America Corp.,5.75%,03/01/04 .................       25,000       23,694
Bombardier Capital Inc.,6.00%,01/15/02 ...............       30,000       29,259
Bombardier Capital Inc.,7.30%,12/15/02 ...............       25,000       24,893
Capco America Securitization
 Corp.,5.86%,12/15/07 ................................       91,459       85,826
Cia. Transporte Energia,8.63%,04/01/03 ++ ............      250,000      233,750
Citigroup Inc.,7.88%,05/15/25 ........................      225,000      224,500
Coastal Corp.,6.20%,05/15/04 .........................       70,000       66,424
Conrail, Inc.,9.75%,06/01/00 .........................      130,000      131,641
Crown Cork & Seal Co., Inc.,6.75%,04/15/03 ...........      300,000      290,835
DaimlerChrysler NA Holdings
 Inc.,6.67%,09/25/01 .................................      100,000       99,560
Dayton Hudson Co.,9.75%,07/01/02 .....................      100,000      105,874
Diageo Capital Plc,7.25%,11/01/09 ....................       80,000       78,387
Dow Chemical Co.,7.38%,11/01/29 ......................       30,000       28,695
Duke Energy Corp.,7.88%,08/15/04 .....................       60,000       60,472
E.I. Du Pont De Nemours
 Corp.,6.75%,10/15/04 ................................       75,000       74,032
Edison International Inc.,6.88%,09/15/04 .............       70,000       68,543
Federated Department Stores,
 Inc.,8.13%,10/15/02 .................................      200,000      203,212
First Maryland Bancorp,8.38%,05/15/02 ................      300,000      306,507
Ford Motor Credit Corp.,6.70%,07/16/04 ...............      100,000       97,875
Ford Motor Credit Corp.,7.38%,10/28/09 ...............      100,000       98,725
General Electric Capital
 Corp.,6.81%,11/03/03 ................................      100,000       99,250
GTE North, Inc.,5.65%,11/15/08 .......................       55,000       48,675
Hertz Corp.,7.00%,07/01/04 ...........................       30,000       29,573
Homeside Lending Inc.,6.86%,07/02/01 .................      250,000      249,265
IBM Corp.,5.63%,04/12/04 .............................       45,000       42,515
Lockheed Martin Corp.,7.95%,12/01/05 .................       50,000       49,279
Lockheed Martin Corp.,7.25%,05/15/06 .................      210,000      200,311
Lucent Technologies, Inc.,6.45%,03/15/29 .............       50,000       43,524
MCI WorldCom, Inc.,6.95%,08/15/28 ....................       50,000       45,398
Morgan Stanley Dean Witter &
 Co.,7.13%,01/15/03 ..................................       60,000       59,953
Morgan Stanley Dean Witter &
 Co.,5.63%,01/20/04 ..................................       30,000       28,258
Orix Credit Alliance Corp.,6.79%,04/16/01 ............       80,000       79,286
Panama (Republic of),7.88%,02/13/02 ++ ...............      250,000      240,625
Puget Sound Energy, Inc.,7.02%,12/01/27 ..............      250,000      221,662
Quebec Province Co.,5.75%,02/15/09 ...................      105,000       93,206
Royal Caribbean Corp.,8.25%,04/01/05 .................      140,000      142,815
Textron Financial Corp.,7.13%,12/09/04 ...............       75,000       74,097
Tyco International Group SA,6.38%,06/15/05 ...........       70,000       65,630
U.S. West Communications
 Group,7.20%,11/01/04 ................................      100,000       99,226
United Technologies Corp.,6.50%,06/01/09 .............       30,000       28,236
United Technologies Corp.,7.50%,09/15/29 .............       60,000       58,731
USL Capital Corp.,6.50%,12/01/03 .....................      100,000       97,252
                                                                      ----------
                                                                       5,004,278
                                                                      ----------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.7%)
Peco Energy Transition Trust Co.,
 6.05%,03/01/09 ......................................       80,000       74,718
                                                                      ----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (38 4%)
Federal Home Loan Mortgage
 Corp.,6.00%,07/01/29 ................................       99,121       90,726
Federal Home Loan Mortgage
 Corp.,6.50%,12/01/27 ................................      708,327      670,228
Federal Home Loan Mortgage
 Corp.,7.00%,05/01/28 ................................      134,957      130,612
Federal Home Loan Mortgage
 Corp.,7.50%,12/01/27 ................................      243,400      241,119
Federal Home Loan Mortgage
 Corp.,9.00%,07/01/16-09/01/16 .......................       43,364       45,069
Federal National Mortgage
 Association,4.75%,11/14/03 ..........................      250,000      232,110
Federal National Mortgage
 Association,6.00%,12/01/12-01/01/29 .................      579,046      536,678
Federal National Mortgage
 Association,6.50%,12/01/12-10/01/29 .................      802,398      774,687
Federal National Mortgage
 Association,7.00%,05/01/28-10/01/29 .................      412,319      398,953
Federal National Mortgage
 Association,7.50%,04/01/28 ..........................       83,615       82,759
Federal National Mortgage
 Association, 6.25%,07/15/04 .........................      200,000      195,532
Government National Mortgage
 Association,6.50%,10/15/28-08/15/29 .................      277,450      260,621
Government National Mortgage
 Association,7.00%,03/15/27-05/15/28 .................      302,163      292,410
Government National Mortgage
 Association,7.50%,10/15/22-11/15/29 .................      156,912      155,592
Government National Mortgage
 Association,8.00%,04/15/17-08/15/17 .................      272,542      278,735
                                                                      ----------
                                                                       4,385,831
                                                                      ----------
U.S. GOVERNMENT OBLIGATIONS (14.3%)
U.S. Treasury Bond,6.13%,08/15/07 ....................      255,000      248,625
U.S. Treasury Bond,6.50%,11/15/26 ....................       92,000       89,671
U.S. Treasury Bond,6.75%,08/15/26 ....................      200,000      200,938
U.S. Treasury Bond,7.25%,05/15/16 ....................      155,000      162,023
U.S. Treasury Bond,8.13%,05/15/21 ....................      500,000      573,125
U.S. Treasury Bond,11.75%,11/15/14 ...................      160,000      216,250
U.S. Treasury Note,5.25%,02/15/29 ....................       12,000        9,923
U.S. Treasury Note,8.75%,05/15/17 ....................       30,000       35,831
U.S. Treasury Strip,Zero Coupon,08/15/05 .............      156,000      107,972
                                                                       1,644,358
                                                                      ----------
TOTAL LONG-TERM BONDS AND NOTES (COST $11,606,808) ...                11,109,185
                                                                      ----------


10   See Notes to Portfolio of Investments.

================================================================================

                                                      PRINCIPAL         MARKET
                                                        AMOUNT          VALUE
                                                      ---------         ------

SHORT-TERM INVESTMENTS (1.6%)
Federal Home Loan Bank,5.20%,01/26/00 ..........     $   190,000     $   189,369
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $189,369) ...                         189,369
                                                                     -----------
TOTAL INVESTMENTS (COST $11,796,177)(A) ........                      11,298,554

OTHER ASSETS LESS LIABILITIES ..................                         135,410
                                                                     -----------
TOTAL NET ASSETS ...............................                     $11,433,964
                                                                     ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $11,808,376. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains .....................................                $      --
Unrealized losses ....................................                 (509,822)
                                                                      ---------
 Net unrealized loss .................................                $(509,822)
                                                                      =========

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.


                                         See Notes to Financial Statements.   11

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INDEX PLUS LARGE CAP
================================================================================

                                                      NUMBER OF        MARKET
                                                       SHARES           VALUE
                                                      ---------        ------

COMMON STOCKS (99.4%)
AIR TRANSPORT (0.3%)
AMR Corp. + ..............................             13,900        $   931,300
Delta Air Lines, Inc. ....................             16,500            821,906
FDX Corp. + ..............................             30,300          1,240,407
Southwest Airlines Co. ...................             62,912          1,018,388
                                                                     -----------
                                                                       4,012,001
                                                                     -----------
ALUMINUM (0.6%)
Alcan Aluminum Ltd. ......................             33,700          1,388,019
Alcoa Inc. ...............................             56,800          4,714,400
Reynolds Metals Co. ......................              6,000            459,750
                                                                     -----------
                                                                       6,562,169
                                                                     -----------
AUTO PARTS AND HARDWARE (0.2%)
Black & Decker Corp. .....................              8,200            428,450
Briggs & Stratton Corp. ..................              2,500            134,062
Cooper Tire & Rubber Co. .................              8,300            129,169
Genuine Parts Co. ........................             15,500            384,594
Goodyear Tire & Rubber Co. (The) .........             14,900            419,994
Snap-On, Inc. ............................              5,100            135,469
Stanley Works (The) ......................              8,200            247,025
                                                                     -----------
                                                                       1,878,763
                                                                     -----------
AUTOMOTIVE (1.2%)
Dana Corp. ...............................             12,693            379,997
Delphi Automotive Systems Corp. ..........             69,860          1,100,295
Eaton Corp. ..............................              6,900            501,113
Ford Motor Co. ...........................            110,700          5,915,531
General Motors Corp. + ...................             60,200          4,375,787
Johnson Controls, Inc. ...................              9,200            523,250
TRW, Inc. ................................             11,500            597,281
                                                                     -----------
                                                                      13,393,254
                                                                     -----------
BANKS AND THRIFTS (4.5%)
AmSouth Bancorporation ...................             52,950          1,022,597
Bank of America Corp. ....................            162,300          8,145,431
Bank of New York Co., Inc. ...............             68,900          2,756,000
Bank One Corp. ...........................             53,810          1,725,283
BB&T Corp. ...............................             39,700          1,086,787
Chase Manhattan Corp. ....................             77,400          6,013,012
Comerica, Inc. ...........................             14,650            683,972
Fifth Third Bancorp ......................             25,725          1,887,572
Firstar Corp. ............................            120,301          2,541,359
Fleet Boston Financial Corp. .............             99,819          3,474,949
Golden West Financial Corp. ..............             14,400            482,400
Huntington Bancshares Inc. ...............             24,328            580,831
J.P. Morgan & Co. ........................             17,400          2,203,275
KeyCorp ..................................             34,100            754,463
Mellon Financial Corp. ...................             48,300          1,645,219
Northern Trust Corp. .....................             17,200            911,600
Old Kent Financial Corp. .................             10,600            374,975
PNC Bank Corp. ...........................             38,300          1,704,350
Regions Financial Corp. ..................             10,200            256,275
SouthTrust Corp. .........................             22,400            847,000
State Street Corp. .......................             15,000          1,095,937
Summit Bancorp ...........................             16,300            499,188
Suntrust Banks, Inc. .....................             30,500          2,098,781
Synovus Financial Corp. ..................             26,300            522,713
Union Planters Co. .......................             13,200            520,575
Wachovia Corp. ...........................             19,000          1,292,000
Washington Mutual, Inc. ..................             54,500          1,417,000
Wells Fargo & Co. ........................            154,700          6,255,681
                                                                     -----------
                                                                      52,799,225
                                                                     -----------
BIOTECH AND MEDICAL PRODUCTS (1.1%)
Amgen, Inc. + ............................            112,200          6,739,012
Bard (C.R.) Inc. .........................              4,100            217,300
Bausch & Lomb, Inc. ......................              8,900            609,094
Biomet, Inc. .............................              5,500            220,000
Boston Scientific Corp. + ................             58,100          1,270,938
Guidant Corp. + ..........................             32,800          1,541,600
Mallinckrodt Inc. ........................              6,500            206,781
Medtronic, Inc. + ........................             56,200          2,047,788
Saint Jude Medical, Inc. + ...............              7,900            242,431
                                                                     -----------
                                                                      13,094,944
                                                                     -----------
CHEMICALS (1.1%)
Dow Chemical Co. .........................             25,800          3,447,525
Du Pont (E.I.) de Nemours ................             98,800          6,508,450
Hercules, Inc. ...........................             10,000            278,750
Monsanto Co. .............................             29,400          1,047,375
Rohm & Haas Co. ..........................             20,700            842,231
Union Carbide Corp. ......................             12,500            834,375
                                                                     -----------
                                                                      12,958,706
                                                                     -----------
COMMERCIAL SERVICES (0.4%)
Deluxe Corp. .............................              7,100            194,806
Interpublic Group of Co., Inc. (The) .....             26,500          1,528,719
Omnicom Group, Inc. ......................             16,800          1,680,000
Paychex, Inc. ............................             23,000            920,000
RR Donnelley & Sons Co. ..................              5,000            124,063
                                                                     -----------
                                                                       4,447,588
                                                                     -----------
COMPUTERS (4.4%)
Apple Computer, Inc. + ...................             19,900          2,045,969
Cabletron Systems,  Inc. + ...............             17,100            444,600
Gateway, Inc. + ..........................             39,300          2,832,056
Hewlett Packard Co. ......................             95,700         10,903,819
International Business Machines Corp. ....            175,600         18,964,800
Sun Microsystems, Inc. + .................            196,700         15,231,956
Unisys Corp. + ...........................             28,300            903,831
                                                                     -----------
                                                                      51,327,031
                                                                     -----------
CONGLOMERATE AND AEROSPACE (5.4%)
Boeing Co. ...............................            135,100          5,615,094
Crane Co. ................................              6,200            123,225
General Dynamics Corp. ...................             21,300          1,123,575
General Electric Co. .....................            313,700         48,545,075
Goodrich (B.F.) Co. ......................             11,800            324,500
Lockheed Martin Corp. ....................             13,400            293,125


12   See Notes to Portfolio of Investments.

================================================================================

                                                      NUMBER OF        MARKET
                                                       SHARES           VALUE
                                                      ---------        ------

CONGLOMERATE AND AEROSPACE (CONTINUED)
Loews Corp. ..............................             10,300       $    625,081
National Service Industries, Inc. ........              3,600            106,200
Northrop Grumman Corp. ...................              6,600            356,813
Perkin-Elmer Inc. + ......................              4,000            166,750
Raytheon Co. .............................             22,200            589,687
Textron, Inc. ............................             14,900          1,142,644
United Technologies Corp. ................             59,400          3,861,000
                                                                    ------------
                                                                      62,872,769
                                                                    ------------
CONSUMER FINANCE (1.5%)
Associates First Capital Corp. ...........             68,300          1,873,981
Capital One Financial Corp. ..............             30,800          1,484,175
Freddie Mac Corp. ........................             66,000          3,106,125
Federal National Mortgage Association ....             97,200          6,068,925
Household International, Inc. ............             58,600          2,182,850
MBNA Corp. ...............................             85,375          2,326,469
Ryder System, Inc. .......................              6,100            149,069
SLM Holding Corp. ........................             14,900            629,525
                                                                    ------------
                                                                      17,821,119
                                                                    ------------
CONSUMER PRODUCTS (2.1%)
Alberto-Culver Co. .......................              3,100             80,019
Avon Products, Inc. ......................             24,200            798,600
Clorox Co. ...............................             10,700            539,013
Colgate-Palmolive Co. ....................             55,000          3,575,000
Gillette Co. .............................             50,600          2,084,087
International Flavors & Fragrances,
 Inc .....................................              9,200            347,300
Kimberly-Clark Corp. .....................             51,100          3,334,275
Procter & Gamble Co. .....................            126,200         13,826,787
                                                                    ------------
                                                                      24,585,081
                                                                    ------------
CONSUMER SERVICES (1.1%)
Carnival Corp. ...........................             57,700          2,758,781
Cendant Corp. + ..........................             67,100          1,782,344
Darden Restaurants, Inc. .................             12,500            226,563
H&R Block, Inc. ..........................             12,300            538,125
Harrah's Entertainment, Inc. + ...........             15,000            396,563
Marriott International, Inc. .............             23,000            725,937
McDonald's Corp. .........................            128,300          5,172,094
Mirage Resorts, Inc. + ...................             17,500            267,969
Tricon Global Restaurants, Inc. + ........             23,940            924,682
Wendy's International, Inc. ..............             13,400            276,375
                                                                    ------------
                                                                      13,069,433
                                                                    ------------
CONSUMER SPECIALTIES (0.1%)
Brunswick Corp. ..........................             11,900            264,775
Hasbro, Inc. .............................             18,200            346,937
Jostens, Inc. ............................              3,100             75,369
Mattel, Inc. .............................             19,800            259,875
                                                                    ------------
                                                                         946,956
                                                                    ------------
DATA AND IMAGING SERVICES (16.3%)
Adobe Systems, Inc. ......................             18,800          1,264,300
America Online, Inc. + ...................            350,200         26,418,212
Autodesk, Inc. ...........................              5,700            192,375
Automatic Data Processing, Inc. ..........             58,500          3,151,687
BMC Software, Inc. + .....................             23,500          1,878,531
Ceridian Corp. + .........................              6,400            138,000
Cisco Systems, Inc. + ....................            409,000         43,814,125
Citrix Systems, Inc. + ...................              8,100            996,300
Computer Associates International, Inc ...             51,700          3,615,769
Computer Sciences Corp. + ................             12,800          1,211,200
Compuware Corp. + ........................             17,000            633,250
Eastman Kodak Co. ........................             29,600          1,961,000
Electronic Data Systems Corp. ............             54,400          3,641,400
EMC Corp. + ..............................             96,700         10,564,475
First Data Corp. .........................             55,500          2,736,844
Microsoft Corp. + ........................            484,800         56,600,400
Network Appliance, Inc. + ................             14,800          1,229,325
Novell, Inc. + ...........................             33,400          1,333,913
Oracle Corp. + ...........................            130,100         14,579,331
Parametric Technology Co. + ..............             25,300            684,681
Polaroid Corp. ...........................              4,200             79,013
Seagate Technology, Inc. + ...............             27,700          1,289,781
Yahoo! Inc. + ............................             25,200         10,903,725
                                                                    ------------
                                                                     188,917,637
                                                                    ------------
DISCRETIONARY RETAIL (7.1%)
AutoZone, Inc. + .........................             13,100            423,294
Bed Bath & Beyond, Inc. + ................             17,400            604,650
Best Buy Co., Inc. + .....................             31,800          1,595,962
Circuit City Stores, Inc. ................             31,600          1,423,975
Consolidated Stores Corp. + ..............              9,700            157,625
Costco Wholesale Corp. + .................             26,200          2,390,750
Dayton Hudson Co. ........................             67,400          4,949,687
Dollar General Corp. .....................             24,837            565,042
Federated Department Stores, Inc. + ......             32,900          1,663,506
Gap, Inc. ................................            132,750          6,106,500
Home Depot, Inc. .........................            285,600         19,581,450
Kmart Corp. + ............................             49,400            497,088
Kohl's Corp. + ...........................             24,400          1,761,375
Limited, Inc. ............................             33,300          1,442,306
Lowe's Co., Inc. .........................             53,700          3,208,575
May Department Stores Co. ................             44,000          1,419,000
Nordstrom, Inc. ..........................             10,800            282,825
Office Depot, Inc. + .....................             29,200            319,375
Sears, Roebuck & Co. .....................             46,900          1,427,519
Staples, Inc. + ..........................             46,950            974,213
Tandy Corp. ..............................             29,600          1,455,950
The Pep Boys - Manny, Moe & Jack .........              4,600             41,975
TJX Companies, Inc. ......................             40,900            835,894
Toys "R" Us, Inc. + ......................             38,000            543,875
Wal-Mart Stores, Inc. ....................            420,500         29,067,062
                                                                    ------------
                                                                      82,739,473
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (2.8%)
American Express Co. .....................             42,000          6,982,500
Citigroup Inc. ...........................            423,050         23,505,715


                                     See Notes to Portfolio of Investments.   13

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INDEX PLUS LARGE CAP (CONTINUED)
================================================================================

                                                      NUMBER OF        MARKET
                                                       SHARES           VALUE
                                                      ---------        ------

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Providian Financial Corp. ................             19,900        $ 1,812,144
                                                                     -----------
                                                                      32,300,359
                                                                     -----------
DRUGS (4.9%)
Allergan, Inc. ...........................             16,600            825,850
American Home Products Corp. .............             61,400          2,421,463
Baxter International, Inc. ...............             27,500          1,727,344
Bristol-Myers Squibb Co. .................            190,700         12,240,556
Johnson & Johnson ........................            133,400         12,422,875
Merck & Co., Inc. ........................            109,900          7,370,169
Pfizer, Inc. .............................            363,800         11,800,762
Pharmacia & Upjohn, Inc. .................             50,300          2,263,500
Schering Plough ..........................             69,000          2,910,937
Warner Lambert Co. .......................             40,400          3,310,275
                                                                      57,293,731
                                                                     -----------
ELECTRIC UTILITIES (1.6%)
AES Corp. + ..............................             19,700          1,472,575
Ameren Corp. .............................             11,800            386,450
American Electric Power Co. ..............             17,900            575,038
Carolina Power & Light Co. ...............              7,600            231,325
Central & South West Corp. ...............             15,100            302,000
Cinergy Corp. ............................             15,500            373,938
CMS Energy Corp. .........................             10,900            339,944
Consolidated Edison, Inc. ................             16,800            579,600
Constellation Energy Group ...............             22,400            649,600
Dominion Resources, Inc. .................             17,900            702,575
DTE Energy Co. ...........................             13,800            432,975
Duke Energy Corp. ........................             35,771          1,793,021
Edison International Inc. ................             28,300            741,106
Entergy Corp. ............................             22,900            589,675
FirstEnergy Corp. ........................             22,100            501,394
Florida Progress Corp. ...................              9,300            393,506
FPL Group, Inc. ..........................             17,000            727,812
GPU, Inc. ................................             15,700            470,019
Niagara Mohawk Holdings Inc. + ...........              8,800            122,650
Peco Energy Co. ..........................             23,900            830,525
PG&E Corp. ...............................             35,600            729,800
Pinnacle West Capital Corp. ..............              7,500            229,219
PP&L Resources, Inc. .....................             20,700            473,513
Public Service Enterprise Group, Inc. ....             28,400            988,675
Reliant Energy Inc. ......................             28,100            642,787
Southern Co. .............................             63,800          1,499,300
Texas Utilities Co. ......................             25,967            923,451
Unicom Corp. .............................             19,100            639,850
                                                                     -----------
                                                                      18,342,323
                                                                     -----------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.4%)
Lexmark International Group, Inc. + ......             16,700          1,511,350
PE Corp-PE Biosystems Group ..............              6,600            794,063
Pitney Bowes, Inc. .......................             20,600            995,237
Rockwell International Corp. .............             20,700            991,012
Tektronix, Inc. ..........................              4,100            159,388
                                                                     -----------
                                                                       4,451,050
                                                                      ----------

ELECTRONIC MEDIA (1.6%)
CBS Corp. + ..............................             74,139          4,740,263
Clear Channel Communications, Inc. + .....             29,700          2,650,725
Comcast Corp. ............................             68,000          3,438,250
Mediaone Group, Inc. + ...................             58,100          4,462,806
Viacom, Inc. + ...........................             51,500          3,112,531
                                                                     -----------
                                                                      18,404,575
                                                                     -----------
FOOD AND BEVERAGE (2.6%)
Anheuser-Busch Co., Inc. .................             54,700          3,876,862
Archer-Daniels-Midland Co. ...............             28,600            348,563
Bestfoods ................................             26,000          1,366,625
Brown-Forman Corp. + .....................              3,600            206,100
Campbell Soup Co. ........................             19,800            766,012
Coca-Cola Co. ............................            117,000          6,815,250
Coca-Cola Enterprises, Inc. ..............             30,300            609,788
Conagra, Inc. ............................             50,400          1,137,150
Coors (Adolph) Co. .......................              3,400            178,500
Fortune Brands, Inc. .....................             16,500            545,531
General Mills, Inc. ......................             28,500          1,018,875
Heinz (H.J.) Co. .........................             33,700          1,341,681
Kellogg Co. ..............................             38,400          1,183,200
PepsiCo, Inc. ............................            136,600          4,815,150
Quaker Oats Co. ..........................             12,400            813,750
Ralston-Ralston Purina Group .............             30,400            847,400
Sara Lee Corp. ...........................             84,300          1,859,869
Seagram Co. Ltd. .........................             40,800          1,833,450
Wrigley (Wm.) Jr. Co. + ..................              8,800            729,850
                                                                     -----------
                                                                      30,293,606
                                                                     -----------
FOOD AND DRUG RETAIL (0.6%)
CVS Corp. ................................             42,400          1,693,350
Great Atlantic & Pacific Tea Co.,
 Inc .....................................              3,400             94,775
Kroger Co. (The) + .......................             72,900          1,375,987
Longs Drug Stores, Inc. ..................              3,700             95,506
SUPERVALU, Inc. ..........................             10,900            218,000
Sysco Corp. ..............................             31,000          1,226,438
Walgreen Co. .............................             94,300          2,758,275
                                                                     -----------
                                                                       7,462,331
                                                                     -----------
FOREST PRODUCTS AND BUILDING MATERIALS (1.2%)
Armstrong World Industries, Inc. .........              2,300             76,765
Ball Corp. ...............................              4,000            157,500
Bemis Co., Inc. ..........................              4,900            170,888
Boise Cascade Corp. ......................              8,900            360,450
Champion International Corp. .............             12,300            761,831
Crown Cork & Seal Co., Inc. ..............             11,500            257,313
Fort James Corp. .........................             20,600            563,925
Georgia-Pacific Corp. ....................             19,300            979,475
International Paper Co. ..................             51,400          2,900,887
Louisiana-Pacific Corp. ..................             10,100            143,925
Masco Corp. ..............................             38,000            964,250
Mead Corp. ...............................             10,100            438,719


14   See Notes to Portfolio of Investments.

================================================================================

                                                      NUMBER OF        MARKET
                                                       SHARES           VALUE
                                                      ---------        ------
FOREST PRODUCTS AND BUILDING MATERIALS (continued)
Owens Corning ............................              4,500        $    86,906
Owens-Illinois, Inc. + ...................             14,500            363,406
Pactiv Corp. + ...........................             15,900            168,938
Potlatch Corp. ...........................              2,500            111,563
Sealed Air Corp. + .......................              9,800            507,762
Temple-Inland Inc. .......................              7,000            461,562
Vulcan Materials Co. .....................              9,400            375,412
Westvaco Corp. ...........................              9,400            306,675
Weyerhaeuser Co. .........................             36,600          2,628,337
Willamette Industries, Inc. ..............             17,300            803,369
                                                                     -----------
                                                                      13,589,858
                                                                     -----------
GAS UTILITIES (0.7%)
Coastal Corp. (The) ......................             20,100            712,294
Columbia Energy Group ....................              7,100            449,075
Consolidated Natural Gas Co. .............              9,000            584,437
Eastern Enterprises ......................              1,300             74,669
El Paso Energy Corp. .....................             21,300            826,706
Enron Corp. ..............................             88,800          3,940,500
NICOR, Inc. ..............................                800             26,000
ONEOK, Inc. ..............................              2,900             72,863
People's Energy Corp. ....................              3,300            110,550
Sempra Energy ............................             22,600            392,675
Williams Co., Inc. (The) .................             40,600          1,240,837
                                                                     -----------
                                                                       8,430,606
                                                                     -----------
HEALTH SERVICES (0.4%)
Columbia/HCA Healthcare Corp. ............             49,500          1,450,969
HEALTHSOUTH Corp. + ......................             36,500            196,188
Humana, Inc. + ...........................              7,900             64,681
IMS Health, Inc. .........................             29,100            791,156
Shared Medical Systems Corp. .............              2,300            117,156
Tenet Healthcare Corp. + .................             24,400            573,400
United Healthcare Corp. ..................             26,400          1,402,500
Wellpoint Health Networks, Inc. + ........              5,200            342,875
                                                                     -----------
                                                                       4,938,925
                                                                      ----------
HEAVY MACHINERY (0.2%)
Cummins Engine Co., Inc. .................              5,500            265,719
Deere & Co. ..............................             22,100            958,587
NACCO Industries, Inc. ...................                600             33,338
Navistar International Corp. + ...........             10,000            473,750
PACCAR, Inc. .............................             10,100            447,556
                                                                     -----------
                                                                       2,178,950
                                                                     -----------
HOUSING AND FURNISHINGS (0.2%)
Centex Corp. .............................              3,900             96,281
Fleetwood Enterprises, Inc. ..............              2,900             59,813
Leggett & Platt, Inc. ....................             18,600            398,737
Maytag Corp. .............................              7,700            369,600
Newell Rubbermaid Inc. ...................             26,500            768,500
Pulte Corp. ..............................              2,700             60,750
Tupperware Corp. .........................              5,100             86,381
Whirlpool Corp. ..........................              8,300            540,019
                                                                     -----------
                                                                       2,380,081
                                                                     -----------
INDUSTRIAL SERVICES (0.1%)
Fluor Corp. ..............................              7,200            330,300
USA Waste Management, Inc. ...............             45,800            787,188
                                                                     -----------
                                                                       1,117,488
                                                                     -----------
INSURANCE (2.8%)
AFLAC, Inc. ..............................             39,100          1,845,031
Allstate Corp. (The) .....................             37,800            907,200
American General Corp. ...................             27,321          2,072,981
American International Group, Inc. .......            146,200         15,807,875
Aon Corp. ................................             19,775            791,000
CIGNA Corp. ..............................             26,700          2,151,019
Cincinnati Financial Corp. ...............             14,100            439,744
Hartford Financial Services Group, Inc ...             21,600          1,023,300
Jefferson-Pilot Corp. ....................             10,950            747,337
Lincoln National Corp. ...................             19,800            792,000
Marsh & McLennan Co., Inc. ...............             26,150          2,502,228
MBIA, Inc. ...............................              9,400            496,438
MGIC Investment Corp. ....................             14,400            866,700
Progressive Corp. ........................              5,700            416,813
St. Paul Co., Inc. .......................             19,602            660,342
Torchmark Corp. ..........................             12,300            357,469
UnumProvident Corp. ......................             22,807            731,249
                                                                     -----------
                                                                      32,608,726
                                                                     -----------
INVESTMENT SERVICES (1.9%)
Bear Stearns Co., Inc. (The) .............             14,100            602,775
Charles Schwab Corp. .....................            127,000          4,873,625
Franklin Resources, Inc. .................             23,900            766,294
Lehman Brothers Holdings Inc. ............             18,600          1,575,188
Merrill Lynch & Co., Inc. ................             34,500          2,880,750
Morgan Stanley Dean Witter & Co. .........             69,000          9,849,750
Paine Webber Group Inc. ..................             17,200            667,575
T. Rowe Price & Associates ...............             10,700            395,231
                                                                     -----------
                                                                      21,611,188
                                                                     -----------
MAJOR TELECOMMUNICATIONS (7.1%)
ALLTEL Corp. .............................             31,600          2,612,925
AT&T Corp. ...............................            307,000         15,580,250
Bell Atlantic Corp. ......................            147,100          9,055,844
BellSouth Corp. ..........................            178,300          8,346,669
CenturyTel, Inc. .........................             13,950            660,881
GTE Corp. ................................             91,900          6,484,694
MCI Worldcom, Inc. + .....................            268,950         14,271,159
Nextel Communications, Inc. + ............             32,400          3,341,250
SBC Communications, Inc. .................            161,600          7,878,000
Sprint Corp. .............................             75,000          5,048,437
Sprint PCS + .............................             53,350          5,468,375
U.S. WEST, Inc. ..........................             47,500          3,420,000
                                                                     -----------
                                                                      82,168,484
                                                                     -----------
MISCELLANEOUS METALS (0.2%)
Barrick Gold Corp. .......................             37,500            663,282


                                      See Notes to Portfolio of Investments.  15

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INDEX PLUS LARGE CAP (CONTINUED)
================================================================================

                                                      NUMBER OF        MARKET
                                                       SHARES           VALUE
                                                      ---------        ------

MISCELLANEOUS METALS (CONTINUED)
Freeport-McMoRan Copper & Gold, Inc. + ...             13,000       $    274,625
Homestake Mining Co. .....................             20,100            157,031
Inco Ltd. + ..............................             28,100            660,350
Newmont Mining Corp. .....................             15,500            379,750
Phelps Dodge Corp. .......................              4,200            281,925
                                                                    ------------
                                                                       2,416,963
                                                                    ------------
OIL (6.0%)
Amerada Hess Corp. .......................             13,000            737,750
Anadarko Petroleum Corp. .................              9,600            327,600
Apache Corp. .............................             17,800            657,488
Ashland Oil, Inc. ........................              6,700            220,681
Atlantic Richfield Co. ...................             50,300          4,350,950
Burlington Resources, Inc. ...............             19,500            644,719
Chevron Corp. ............................             62,200          5,388,075
Conoco Inc. ..............................             41,000          1,019,875
Exxon Mobil Corp. ........................            433,800         34,948,010
Kerr-McGee Corp. .........................             13,500            837,000
Occidental Petroleum Corp. ...............             57,000          1,232,625
Phillips Petroleum Co. ...................             36,400          1,710,800
Royal Dutch Petroleum Co. ................            210,400         12,716,050
Texaco, Inc. .............................             53,000          2,878,562
Union Pacific Resources Group Inc. .......             23,700            302,175
Unocal Corp. .............................             30,100          1,010,231
USX-Marathon Group .......................             38,300            945,531
                                                                    ------------
                                                                      69,928,122
                                                                    ------------
OIL SERVICES (0.6%)
Baker Hughes, Inc. .......................             30,900            650,831
Halliburton Co. ..........................             42,300          1,702,575
McDermott International, Inc., ADR .......              5,500             49,844
Schlumberger, Ltd. .......................             53,900          3,031,875
Tosco Corp. ..............................             23,800            647,062
Transocean Sedco Forex Inc. ..............             10,457            352,257
                                                                    ------------
                                                                       6,434,444
                                                                    ------------
OTHER TELECOMMUNICATIONS (0.3%)
Global Crossing Holdings Ltd. + ..........             75,300          3,765,000
                                                                    ------------
PRINT MEDIA (0.6%)
Dow Jones & Co., Inc. ....................              6,400            435,200
Dun & Bradstreet Corp. ...................             15,200            448,400
Gannett Co., Inc. ........................             25,400          2,071,687
Harcourt General, Inc. ...................              4,500            181,125
Knight-Ridder, Inc. ......................              5,200            309,400
McGraw-Hill Co., Inc. ....................             18,600          1,146,225
Meredith Corp. ...........................              3,600            150,075
New York Times Co. .......................             16,100            790,913
Times Mirror Co. .........................              3,900            261,300
Tribune Co. ..............................             29,400          1,618,838
                                                                    ------------
                                                                       7,413,163
                                                                    ------------
PRODUCER GOODS (2.8%)
Avery Dennison Corp. .....................             14,100          1,027,537
Cooper Industries, Inc. ..................              8,900            359,894
Corning, Inc. ............................             23,000          2,965,562
Danaher Corp. ............................             19,900            960,175
Dover Corp. ..............................             18,300            830,363
Ecolab, Inc. .............................             12,300            481,238
Emerson Electric Co. .....................             41,600          2,386,800
FMC Corp. + ..............................              2,800            160,475
Grainger (W.W.), Inc. ....................              8,800            420,750
Honeywell International Inc. .............             82,600          4,764,987
Ikon Office Solutions, Inc. ..............             16,400            111,725
Illinois Tool Works, Inc. ................             29,100          1,966,069
Ingersoll-Rand Co. .......................             20,600          1,134,287
ITT Industries, Inc. .....................              8,200            274,188
Milacron, Inc. ...........................              3,200             49,200
Millipore Corp. ..........................              4,000            154,500
Minnesota Mining and Manufacturing Co ....             38,500          3,768,187
Pall Corp. ...............................             15,700            338,531
Parker-Hannifin Corp. ....................             13,900            713,244
PPG Industries, Inc. .....................             16,400          1,026,025
Sherwin-Williams Co. .....................             15,700            329,700
Thermo Electron Corp. + ..................             14,900            223,500
Thomas & Betts Corp. .....................              5,000            159,375
Timken Co. ...............................              5,400            110,363
Tyco International Ltd. ..................            211,700          8,229,837
                                                                    ------------
                                                                      32,946,512
                                                                    ------------
SEMICONDUCTORS AND ELECTRONICS (11.1%)
Adaptec, Inc. + ..........................             13,600            678,300
ADC Telecommunications, Inc. + ...........             22,400          1,625,400
Advanced Micro Devices Corp. + ...........             12,900            373,294
Analog Devices, Inc. + ...................             23,000          2,139,000
Andrew Corp. + ...........................              7,800            147,713
Applied Materials, Inc. + ................             54,400          6,891,800
Comverse Technology, Inc. + ..............             11,800          1,708,050
General Instrument Corp. + ...............             24,900          2,116,500
Intel Corp. ..............................            158,800         13,071,225
KLA Instruments Corp. + ..................             12,000          1,336,500
LSI Logic Corp. + ........................             23,300          1,572,750
Lucent Technologies, Inc. ................            297,600         22,264,200
Micron Technology, Inc. + ................             33,100          2,573,525
Motorola, Inc. ...........................             94,400         13,900,400
National Semiconductor Corp. + ...........             26,600          1,138,812
Nortel Networks Corp. ....................            166,220         16,788,220
QUALCOMM Inc. + ..........................             92,000         16,203,500
Scientific-Atlanta, Inc. .................             12,200            678,625
Solectron Corp. + ........................             45,400          4,318,675
Tellabs, Inc. + ..........................             62,600          4,018,137
Teradyne, Inc. + .........................             26,800          1,768,800
Texas Instruments, Inc. ..................            121,800         11,799,375
Xilinx, Inc. + ...........................             49,400          2,246,156
                                                                    ------------
                                                                     129,358,957
                                                                    ------------
SPECIALTY CHEMICALS (0.2%)
Air Products and Chemicals, Inc. .........             21,600            724,950
Engelhard Corp. ..........................             11,800            222,725


16   See Notes to Portfolio of Investments.

================================================================================

                                                      NUMBER OF       MARKET
                                                        SHARES        VALUE
                                                      ---------       ------

SPECIALTY CHEMICALS (CONTINUED)
Grace (W.R.) & Co. + ............................        7,800    $     108,225
Great Lakes Chemical Corp. ......................        5,400          206,213
Praxair, Inc. ...................................       19,800          996,187
Sigma-Aldrich Corp. .............................        4,400          132,275
                                                                  -------------
                                                                      2,390,575
                                                                  -------------
STEEL (0.1%)
Nucor Corp. .....................................        7,900          433,019
USX-US Steel Group, Inc. ........................       11,000          363,000
Worthington Industries ..........................        7,800          129,187
                                                                  -------------
                                                                        925,206
                                                                  -------------
SURFACE TRANSPORT (0.5%)
Burlington Northern Santa Fe Corp. ..............       55,700        1,350,725
CSX Corp. .......................................       20,500          643,188
Kansas City Southern Industries, Inc. ...........       17,100        1,276,087
Norfolk Southern Corp. ..........................       31,000          635,500
Union Pacific Corp. .............................       29,200        1,273,850
                                                                  -------------
                                                                      5,179,350
                                                                  -------------
TEXTILES AND APPAREL (0.2%)
Liz Claiborne, Inc. .............................        2,600           97,825
Nike, Inc. ......................................       26,900        1,333,231
Russell Corporation .............................        3,100           51,925
Springs Industries, Inc. ........................          900           35,944
VF Corp. ........................................       10,400          312,000
                                                                  -------------
                                                                      1,830,925
                                                                  -------------
TOBACCO (0.3%)
Nabisco Group Holdings Corp. ....................       28,300          300,687
Philip Morris Co., Inc. .........................      111,200        2,578,450
UST, Inc. .......................................       16,100          405,519
                                                                  -------------
                                                                      3,284,656
                                                                  -------------
TOTAL COMMON STOCKS (COST $981,165,330) .........                 1,154,872,303
                                                                  -------------

                                                     PRINCIPAL
                                                       AMOUNT
                                                     ---------

SHORT-TERM INVESTMENTS (1.4%)
Federal Home Loan Bank,1.50%,01/03/00 ...........   10,002,000       10,002,000
Federal Home Loan Bank,5.20%,01/26/00 ...........    5,004,000        4,987,375
U.S. Treasury Bill,4.86%,02/17/00 @ . ...........    1,700,000        1,689,673
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS (COST $16,679,048)                      16,679,048
                                                                 --------------
TOTAL INVESTMENTS (COST $997,844,378)(A)                          1,171,551,351

OTHER ASSETS LESS LIABILITIES                                        (9,079,086)
                                                                 --------------
TOTAL NET ASSETS                                                 $1,162,472,265
                                                                 ==============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $1,007,037,708. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains ..................................               $ 201,145,661

Unrealized losses .................................                 (36,632,018)
                                                                  -------------

 Net unrealized gain ..............................               $ 164,513,643
                                                                  =============

Information concerning open futures contracts at December 31, 1999 is shown below:

                                         NOTIONAL
                            NO. OF        MARKET      EXPIRATION     UNREALIZED
                           CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                           ---------     --------     ----------     -----------

   LONG CONTRACTS
   --------------

S&P 500 Index Futures ....    15        $5,565,750      Mar 00        $  59,071
                                        ==========                    =========

+     Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999

Category percentage are based on net assets.


                                         See Notes to Financial Statements.   17

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INDEX PLUS MID CAP
================================================================================

                                                      NUMBER OF         MARKET
                                                        SHARES           VALUE
                                                      ---------         ------

COMMON STOCKS (97.8%)
AIR TRANSPORT (0.3%)
Alaska Air Group, Inc. ++ ................                600         $   21,075
CNF Transportation, Inc. .................                900             31,050
                                                                      ----------
                                                                          52,125
                                                                      ----------
AUTO PARTS AND HARDWARE (0.2%)
Bandag, Inc. .............................                600             15,000
Carlisle Co., Inc. .......................                700             25,200
                                                                      ----------
                                                                          40,200
                                                                      ----------
AUTOMOTIVE (2.1%)
Arvin Industries, Inc. ...................                800             22,700
Borg-Warner Automotive, Inc. .............                500             20,250
Federal-Mogul Corp. ......................              1,300             26,162
Harley-Davidson, Inc. ....................              2,800            179,375
Lear Corp. + .............................              2,300             73,600
Meritor Automotive, Inc. .................              2,400             46,500
Modine Manufacturing Co. .................                900             22,500
Superior Industries International, Inc. ..                600             16,088
                                                                      ----------
                                                                         407,175
                                                                      ----------
BANKS AND THRIFTS (5.6%)
Associated Banc-Corp .....................              1,200             41,100
Astoria Financial Corp. ..................              1,400             42,612
CCB Financial Corp. ......................                500             21,781
Charter One Financial, Inc. ..............              1,537             29,395
City National Corp. ......................              1,200             39,525
Compass Bancshares Inc. ..................              1,800             40,163
Dime Bancorp, Inc. .......................              2,100             31,763
First Security Corp. .....................              3,650             93,189
First Virginia Banks, Inc. ...............                900             38,700
FirstMerit Corp. .........................              1,500             34,500
GreenPoint Financial Corp. ...............              2,000             47,625
Hibernia Corp. ...........................              2,400             25,500
Keystone Financial, Inc. .................                500             10,531
Marshall & Ilsley Corp. ..................              2,700            169,594
Mercantile Bankshares Corp. ..............              2,200             70,262
National Commerce Bancorporation .........              1,800             40,837
North Fork Bancorp, Inc. .................              2,100             36,750
Pacific Century Financial Corp. ..........                600             11,213
Provident Financial Group, Inc. ..........              1,000             35,875
Sovereign Bancorp, Inc. ..................              5,500             40,992
TCF Financial Corp. ......................              1,600             39,800
Webster Financial Corp. ..................                700             16,494
WestAmerica Bancorp ......................                500             13,969
Wilmington Trust Corp. ...................                300             14,475
Zions Bancorporation .....................              1,500             88,781
                                                                      ----------
                                                                       1,075,426
                                                                      ----------
BIOTECH AND MEDICAL PRODUCTS (7.1%)
Acuson Corp. + ...........................                500              6,281
Biogen, Inc. + ...........................              5,000            422,500
Chiron Corp. + ...........................              1,400             59,325
DENTSPLY International, Inc. .............              1,000             23,625
Genzyme Corp. + ..........................              1,600             72,000
Gilead Sciences, Inc. + ..................                700             37,888
Hillenbrand Industries, Inc. .............                700             22,181
IVAX Corp. + .............................              2,200             56,650
MedImmune, Inc. + ........................              1,500            248,812
Millennium Pharmaceuticals, Inc. + .......                600             73,200
MiniMed Inc. + ...........................                600             43,950
Mylan Laboratories, Inc. .................                900             22,669
Stryker Corp. ............................              1,700            118,363
Sybron International Corp. + .............              1,600             39,500
VISX, Inc. + .............................              2,200            113,850
                                                                      ----------
                                                                       1,360,794
                                                                      ----------
COMMERCIAL SERVICES (3.5%)
ACNielsen Corp. + ........................              1,100             27,087
Banta Corp. ..............................                300              6,769
CheckFree Holdings Corporation + .........              1,000            104,500
Cintas Corp. .............................                900             47,812
Concord EFS, Inc. + ......................              3,650             93,987
Convergys Corp. + ........................              2,800             86,100
Gartner Group, Inc. + ....................              1,600             22,100
Herman Miller, Inc. ......................              1,500             34,500
Kelly Services, Inc. .....................                600             15,075
Manpower, Inc. ...........................              2,000             75,250
Navigant Consulting, Inc. + ..............                700              7,613
NCO Group, Inc. + ........................                600             18,075
Ogden Corp. ..............................                800              9,550
Olsten Corp. .............................              2,100             23,756
Robert Half International, Inc. + ........                700             19,994
Standard Register Co. ....................                500              9,688
Sylvan Learning Systems, Inc. + ..........                400              5,200
Viad Corp. ...............................              1,800             50,175
Wallace Computer Services, Inc. ..........              1,100             18,288
                                                                      ----------
                                                                         675,519
                                                                      ----------
COMPUTERS (0.3%)
NCR Corp. + ..............................              1,800             68,175
                                                                      ----------
CONGLOMERATE AND AEROSPACE (0.7%)
Cordant Technologies, Inc. ...............              1,200             39,600
Lancaster Colony Corp. ...................                800             26,500
Litton Industries, Inc. + ................                800             39,900
Newport News Shipbuilding, Inc. ..........                700             19,250
Pittston Brink's Group ...................                400              8,800
Sequa Corp. + ............................                200             10,788
                                                                      ----------
                                                                         144,838
                                                                      ----------
CONSUMER FINANCE (0.9%)
Comdisco, Inc. ...........................              2,800            104,300
Finova Group, Inc. (The) .................                900             31,950
GATX Corp. ...............................                900             30,375
                                                                      ----------
                                                                         166,625
                                                                      ----------
CONSUMER PRODUCTS (0.5%)
Blyth Industries, Inc. + .................                600             14,738
Church & Dwight Co., Inc. ................              1,000             26,687


18   See Notes to Portfolio of Investments.

================================================================================

                                                      NUMBER OF         MARKET
                                                        SHARES           VALUE
                                                      ---------         ------

CONSUMER PRODUCTS (CONTINUED)
Dial Corp. ...............................              2,000         $   48,625
                                                                      ----------
                                                                          90,050
                                                                      ----------
CONSUMER SERVICES (3.0%)
Apollo Group, Inc. + .....................              1,300             26,081
Bob Evans Farms, Inc. ....................                600              9,263
Brinker International, Inc. + ............              2,200             52,800
Buffets, Inc. + ..........................                500              5,000
Devry, Inc. + ............................                500              9,312
Electronic Arts, Inc. + ..................              1,300            109,200
Lone Star Steakhouse & Saloon, Inc. + ....                800              7,143
Mandaley Resort Group + ..................              2,900             58,362
Outback Steakhouse, Inc. + ...............              1,200             31,125
Papa John's International, Inc. + ........                700             18,244
Park Place Entertainment Corp. + .........             10,000            125,000
Rollins, Inc. ............................                500              7,500
Sotheby's Holdings, Inc. .................              1,100             33,000
Starbucks Corp. + ........................              3,400             82,450
Stewart Enterprises, Inc. ................                800              3,800
                                                                      ----------
                                                                         578,280
                                                                      ----------
CONSUMER SPECIALTIES (0.4%)
Callaway Golf Co. ........................              2,000             35,375
International Game Technology ............                900             18,281
Premier Parks Inc. + .....................                600             17,325
                                                                      ----------
                                                                          70,981
                                                                      ----------
DATA AND IMAGING SERVICES (16.9%)
Acxiom Corp. + ...........................              1,600             38,400
Affiliated Computer Services, Inc. + .....                900             41,400
DST Systems, Inc. + ......................              1,200             91,575
Fiserv, Inc. + ...........................              2,300             88,119
GTECH Holdings Corp. + ...................                600             13,200
Informix Corp. + .........................              3,500             39,813
Intuit Inc. + ............................              4,800            287,700
Legato Systems, Inc. + ...................              2,800            192,675
Mentor Graphics Corp. + ..................              1,200             15,825
QLogic Corp. + ...........................              1,200            191,850
Quantum Corp. ............................              3,000             45,375
Rational Software Corp. + ................              2,200            108,075
Reynolds And Reynolds Co. (The) ..........              1,700             38,250
Siebel Systems, Inc. + ...................              6,400            537,600
Sterling Commerce, Inc. + ................              1,600             54,500
Sterling Software, Inc. + ................              1,600             50,400
Sykes Enterprises, Inc. + ................              1,400             61,425
Symantec Corp. + .........................              1,100             64,487
Symbol Technologies, Inc. ................              1,475             93,755
Transaction Systems Architects, Inc. + ...                400             11,200
VERITAS Software Corp. + .................              8,250          1,180,781
                                                                      ----------
                                                                       3,246,405
                                                                      ----------
DISCRETIONARY RETAIL (5.0%)
Abercrombie & Fitch Co. + ................              3,500             93,406
American Eagle Outfitters, Inc. + ........              1,600             72,000
Barnes & Noble, Inc. + ...................                800             16,500
BJ's Wholesale Club, Inc. + ..............              2,000             73,000
Borders Group, Inc. + ....................              1,400             22,488
CDW Computer Centers, Inc. + .............                800             62,900
Claire's Stores, Inc. ....................              1,600             35,800
Dollar Tree Stores, Inc. + ...............              1,100             53,281
Family Dollar Stores, Inc. ...............              3,200             52,200
Fastenal Co. .............................                400             17,975
Land's End, Inc. + .......................                700             24,325
Micro Warehouse, Inc. + ..................                600             11,100
Neiman Marcus Group, Inc. (The) + ........              1,300             36,319
Officemax, Inc. + ........................              1,400              7,700
Payless ShoeSource, Inc. + ...............                600             28,200
Ross Stores, Inc. ........................              3,000             53,812
Saks Inc. + ..............................              2,600             40,463
Tiffany & Co. ............................              2,400            214,200
Williams-Sonoma, Inc. + ..................              1,000             46,000
                                                                      ----------
                                                                         961,669
                                                                      ----------
DRUGS (0.4%)
Carter-Wallace, Inc. .....................                800             14,350
ICN Pharmaceuticals, Inc. ................              2,000             50,625
Perrigo Co. + ............................              1,400             11,200
                                                                      ----------
                                                                          76,175
                                                                      ----------
ELECTRIC UTILITIES (6.0%)
Allegheny Energy, Inc. ...................              2,100             56,569
Alliant Energy Corp. .....................              1,300             35,750
American Water Works Co., Inc. ...........              1,400             29,750
Black Hills Corp. ........................                400              8,875
Calpine Corp. + ..........................              2,100            134,400
Cleco Corp. ..............................                500             16,031
CMP Group Inc. ...........................                400             11,025
Conectiv, Inc. ...........................              2,425             40,770
DPL Inc. .................................              2,900             50,206
DQE, Inc. ................................                600             20,775
Energy East Corp. ........................              2,100             43,706
Hawaiian Electric Industries, Inc. .......                700             20,213
Idacorp Inc. .............................                600             16,088
Illinova Corp. ...........................              1,400             48,650
IPALCO Enterprises,  Inc. ................              1,100             18,769
Kansas City Power & Light Co. ............              1,000             22,063
LG&E Energy Corp. ........................              2,400             41,850
MidAmerican Energy Holdings Corp. + ......              1,200             40,425
Minnesota Power, Inc. ....................              1,600             27,100
Montana Power Co. ........................              2,100             75,731
New England Electric System ..............              1,100             56,925
NiSource Inc. ............................                900             16,088
Northeast Utilities Corp. + ..............              2,200             45,237
NSTAR ....................................              1,100             44,550
OGE Energy Corp. .........................              1,300             24,700
Potomac Electric Power Co. ...............              2,200             50,462
Public Service Co. of New Mexico .........                700             11,375


                                     See Notes to Portfolio of Investments.   19

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INDEX PLUS MID CAP (CONTINUED)
================================================================================

                                                      NUMBER OF         MARKET
                                                        SHARES           VALUE
                                                      ---------         ------

ELECTRIC UTILITIES (CONTINUED)
Puget Sound Energy, Inc. .................              1,600         $   31,000
Sierra Pacific Resources Corp. ...........              1,600             27,700
Teco Energy, Inc. ........................                900             16,706
UtiliCorp United Inc. ....................              1,600             31,100
Wisconsin Energy Corp. ...................              1,900             36,575
                                                                      ----------
                                                                       1,151,164
                                                                      ----------
ELECTRICAL MACHINERY AND INSTRUMENTS (1.9%)
Beckman Coulter Inc. .....................                500             25,437
Diebold, Inc. ............................              1,300             30,550
Harris Corp. .............................                600             16,013
Hon Industries, Inc. .....................              1,300             28,519
Polycom, Inc. + ..........................                600             38,212
SCI Systems, Inc. + ......................              1,500            123,281
Sensormatic Electronics Corp. + ..........              2,400             41,850
Waters Corp. + ...........................              1,100             58,300
                                                                      ----------
                                                                         362,162
                                                                      ----------
ELECTRONIC MEDIA (3.1%)
Chris-Craft Industries, Inc. + ...........                600             43,275
Hispanic Broadcasting Corp. + ............              1,000             92,219
International Speedway Corp. .............              1,400             70,525
Univision Communications, Inc. + .........              3,100            316,781
Westwood One, Inc. + .....................              1,000             76,000
                                                                      ----------
                                                                         598,800
                                                                      ----------
FOOD AND BEVERAGE (1.8%)
Dean Foods Co. ...........................                800             31,800
Dole Food Co., Inc. ......................              1,000             16,250
Dreyer's Grand Ice Cream, Inc. ...........                400              6,800
Hormel Foods Corp. .......................              1,400             56,875
IBP, Inc. ................................              1,800             32,400
Lance, Inc. ..............................                400              4,000
McCormick & Co., Inc. ....................              1,300             38,675
Suiza Foods Corp. + ......................                600             23,775
The J.M. Smucker Co. .....................                300              5,850
Tyson Foods, Inc. ........................              4,300             69,875
U.S. Foodservice + .......................              2,000             33,500
Universal Foods Corp. ....................                900             18,338
Whitman Corp. ............................              1,100             14,781
                                                                      ----------
                                                                         352,919
                                                                      ----------
FOOD AND DRUG RETAIL (0.3%)
Hannaford Bros. Co. ......................                800             55,450
Ruddick Corp. ............................                800             12,400
                                                                      ----------
                                                                          67,850
                                                                      ----------
FOREST PRODUCTS AND BUILDING MATERIALS (2.4%)
American Standard Companies, Inc. + ......              1,900             87,162
Chesapeake Corp. .........................                300              9,150
Consolidated Papers, Inc. ................              1,600             50,900
Georgia-Pacific Corp. ....................              2,700             66,488
Glatfelter (P.H.) Co. ....................                800             11,650
Longview Fibre Company ...................              1,400             19,950
Martin Marietta Materials, Inc. ..........                900             36,900
Rayoner, Inc. ............................                500             24,156
Sonoco Products Co. ......................              1,880             42,770
Southdown, Inc. ..........................                700             36,138
USG Corp. ................................              1,700             80,112
Wausau-Mosinee Paper Corp. ...............                600              7,013
                                                                      ----------
                                                                         472,389
                                                                      ----------
GAS UTILITIES (1.1%)
AGL Resources, Inc. ......................                400              6,800
Indiana Energy, Inc. .....................                400              7,100
KeySpan Energy Corp. .....................              2,600             60,287
MCN Energy Group, Inc. ...................              1,600             38,000
National Fuel Gas Co. ....................              1,000             46,500
Questar Corp. ............................              1,500             22,500
Washington Gas Light Co. .................                800             22,000
                                                                      ----------
                                                                         203,187
                                                                      ----------
HEALTH SERVICES (1.6%)
Apria Healthcare Group, Inc. + ...........              1,800             32,288
Beverly Enterprises, Inc. + ..............                800              3,500
First Health Group Corp. + ...............                900             24,188
Foundation Health Systems, Inc. + ........              4,000             39,750
Lincare Holdings Inc. + ..................              1,000             34,687
Omnicare, Inc. ...........................                700              8,400
Oxford Health Plans, Inc. + ..............              2,600             32,987
PacifiCare Health Systems, Inc. + ........              1,600             84,800
Trigon Healthcare, Inc. + ................              1,400             41,300
                                                                      ----------
                                                                         301,900
                                                                      ----------
HEAVY MACHINERY (0.0%)
AGCO Corp. ...............................                500              6,719
Stewart & Stevenson Services, Inc. .......                300              3,553
                                                                      ----------
                                                                          10,272
                                                                      ----------
HOUSING AND FURNISHINGS (0.6%)
Clayton Homes, Inc. ......................              2,150             19,753
Furniture Brands International,  Inc. + ..              1,300             28,600
Mohawk Industries, Inc. + ................              1,500             39,563
Shaw Industries, Inc. + ..................              2,300             35,506
                                                                      ----------
                                                                         123,422
                                                                      ----------
INDUSTRIAL SERVICES (0.1%)
Granite Construction, Inc. ...............                500              9,219
Jacobs Engineering Group, Inc. + .........                600             19,500
                                                                      ----------
                                                                          28,719
                                                                      ----------
INSURANCE (2.4%)
Allmerica Financial Corp. ................              1,400             77,875
AMBAC, Inc. ..............................              2,400            125,250
American Financial Group, Inc. ...........              1,100             29,012
Everest Reinsurance Holdings, Inc. .......              1,300             29,006
Horace Mann Educators Corp. ..............                500              9,813
HSB Group, Inc. ..........................                300             10,144
Old Republic International Corp. .........                900             12,262
PMI Group, Inc. (The) ....................              1,500             73,219
Protective Life Corp. ....................              1,200             38,175
Unitrin, Inc. ............................              1,400             52,675
                                                                      ----------
                                                                         457,431
                                                                      ----------


20   See Notes to Portfolio of Investments.

================================================================================

                                                      NUMBER OF         MARKET
                                                        SHARES           VALUE
                                                      ---------         ------

INVESTMENT SERVICES (1.1%)
E*Trade Group,  Inc. + ...................              4,500         $  117,562
Edwards (A.G.), Inc. .....................              1,600             51,300
Investment Technology Group, Inc. ........                300              8,625
Legg Mason, Inc. .........................              1,100             39,875
                                                                      ----------
                                                                         217,362
                                                                      ----------
MISCELLANEOUS METALS (0.1%)
Minerals Technologies Inc. ...............                300             12,019
                                                                      ----------
OIL (1.4%)
Devon Energy Corp. .......................              2,200             72,325
Murphy Oil Corp. .........................              1,000             57,375
Noble Affiliates, Inc. ...................              1,000             21,437
Ocean Energy, Inc. + .....................              4,200             32,550
Pennzoil-Quaker State Co. + ..............                646              6,581
Pioneer Natural Resources Company + ......              1,800             16,088
Santa Fe Snyder Corp. + ..................              3,400             27,200
Ultramar Diamond Shamrock Corp. ..........              1,600             36,300
                                                                      ----------
                                                                         269,856
                                                                      ----------
OIL SERVICES (3.7%)
BJ Services Co. + ........................              2,400            100,350
Ensco International, Inc. ................              4,500            102,937
Global Marine Inc. + .....................              3,300             54,863
Nabors Industries, Inc. + ................              2,300             71,156
Noble Drilling Corp. + ...................              3,500            114,625
Smith International, Inc. + ..............                400             19,875
Tidewater, Inc. ..........................              1,500             54,000
Transocean Sedco Forex Inc. ..............              3,400            114,537
Varco International,  Inc. + .............              1,300             13,244
Weatherford International, Inc. ..........              1,800             71,888
                                                                      ----------
                                                                         717,475
                                                                      ----------
OTHER TELECOMMUNICATIONS (2.4%)
Broadwing Inc. ...........................              5,500            202,812
COMSAT Corp. .............................                900             17,888
Telephone & Data Systems, Inc. ...........              1,900            239,400
                                                                      ----------
                                                                         460,100
                                                                      ----------
PRINT MEDIA (1.9%)
A.H. Belo Corp. ..........................              2,300             43,844
Harte-Hanks, Inc. ........................                600             13,050
Houghton Mifflin Co. .....................                400             16,875
Lee Enterprises, Inc. ....................                800             25,550
Media General, Inc. + ....................                500             26,000
Reader's Digest Association, Inc. (The) ..              2,800             81,900
Scholastic Corp. + .......................                300             18,656
Sungard Data Systems, Inc. + .............                900             21,375
Washington Post Co. ......................                200            111,175
                                                                      ----------
                                                                         358,425
                                                                      ----------
PRODUCER GOODS (3.2%)
Albany International Corp. + .............                714             11,067
American Power Conversion Corp. + ........              3,400             89,675
AMETEK, Inc. .............................                400              7,625
Donaldson Co., Inc. ......................              1,200             28,875
Federal Signal Corp. .....................                500              8,031
Ferro Corp. ..............................                400              8,800
Flowserve Corp. ..........................                500              8,500
Fuller (H.B.) Co. ........................                400             22,375
Hanover Compressor Co. + .................                500             18,875
Harsco Corp. .............................              1,000             31,750
Hubbell, Inc. + ..........................              1,200             32,700
Imation Corp. + ..........................              1,100             36,919
Kaydon Corp. .............................                500             13,406
Kennametal, Inc. .........................                700             23,538
Mark IV Industries, Inc. .................              1,200             21,225
Nordson Corp. ............................                400             19,300
Pentair, Inc. ............................                800             30,800
Precision Castparts Corp. ................                200              5,250
RPM, Inc. ................................              2,000             20,375
SPX Corp. + ..............................                600             48,487
Tecumseh Products Co. ....................                700             33,031
Teleflex, Inc. ...........................                500             15,656
Trinity Industries, Inc. .................              1,300             36,969
UCAR International, Inc. + ...............              1,000             17,813
York International Corp. .................                700             19,206
                                                                      ----------
                                                                         610,248
                                                                      ----------
SEMICONDUCTORS AND ELECTRONICS (12.9%)
ADTRAN, Inc. + ...........................              1,300             66,869
Altera Corp. + ...........................              6,700            332,069
Arrow Electronics, Inc. + ................                800             20,300
Atmel Corp. + ............................              5,200            153,725
Avnet, Inc. ..............................                500             30,250
Cirrus Logic, Inc. + .....................              1,000             13,312
Cypress Semiconductor Corp. + ............              3,600            116,550
Integrated Device Technology, Inc. + .....              2,300             66,700
Jabil Circuit, Inc. + ....................              1,700            124,100
Linear Technology Corp. ..................              5,200            372,125
Maxim Integrated Products, Inc. + ........              9,200            434,125
Microchip Technology, Inc. + .............              1,300             88,969
Novellus Systems, Inc. + .................              1,300            159,291
Sanmina Corp. + ..........................              1,900            189,762
Synopsys, Inc. + .........................              1,300             86,775
Vishay Intertechnology, Inc. + ...........              2,800             88,550
Vitesse Semiconductor Corp. + ............              2,800            146,825
                                                                      ----------
                                                                       2,490,297
                                                                      ----------
SPECIALTY CHEMICALS (1.2%)
Airgas, Inc. + ...........................              1,300             12,350
Albemarle Corp. ..........................                800             15,350
Cabot Corp. ..............................                800             16,300
CK Witco Corp. ...........................              2,146             28,703
Cytec Industries Inc. + ..................              1,400             32,375
Dexter Corp. .............................                200              7,950
Georgia Gulf Corp. .......................                900             27,394
Hanna (M.A.) Co. .........................              1,200             13,125
Lubrizol Corp. (The) .....................              1,400             43,225
Schulman (A.), Inc. ......................                400              6,525


                                       See Notes to Portfolio of Investments. 21

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INDEX PLUS MID CAP (CONTINUED)
================================================================================

                                                      NUMBER OF         MARKET
                                                        SHARES           VALUE
                                                      ---------         ------

SPECIALTY CHEMICALS (continued)
Solutia, Inc. ............................              1,900       $    29,331
Wellman, Inc. ............................                400             7,450
                                                                    -----------
                                                                        240,078
                                                                    -----------
STEEL (0.3%)
AK Steel Holding Corp. ...................              1,900            35,863
Carpenter Technology Corp. ...............                300             8,231
Maxxam, Inc. + ...........................                100             4,288
Ryerson Tull Inc. ........................                300             5,831
                                                                    -----------
                                                                         54,213
                                                                    -----------
SURFACE TRANSPORT (0.3%)
Alexander & Baldwin, Inc. ................                800            18,250
Arnold Industries, Inc. ..................                600             8,438
Swift Transportation Co., Inc. + .........                800            14,100
Wisconsin Central Transportation Co. + ...              1,000            13,437
                                                                    -----------
                                                                         54,225
                                                                    -----------
TEXTILES AND APPAREL (0.8%)
Burlington Industries, Inc. + ............                500             2,000
Jones Apparel Group, Inc. + ..............              4,100           111,212
Unifi, Inc. + ............................                500             6,156
Warnaco Group, Inc. (The) ................              1,000            12,313
Westpoint Stevens, Inc. + ................              1,000            17,500
                                                                    -----------
                                                                        149,181
                                                                    -----------
TOBACCO (0.3%)
R.J. Reynolds Tobacco Holdings, Inc. .....              1,900            33,487
Universal Corp. ..........................                700            15,969
                                                                    -----------
                                                                         49,456
                                                                    -----------
TOTAL COMMON STOCKS (COST $17,144,598) ...                           18,827,587
                                                                    -----------

                                                    PRINCIPAL
                                                      AMOUNT
                                                    ---------
SHORT-TERM INVESTMENTS (2.4%)
Federal Home Loan Bank,1.50%,01/03/00 ....           $462,000           462,000
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (COST $462,000)                            462,000
                                                                    -----------
TOTAL INVESTMENTS (COST $17,606,598)(A)                              19,289,587

OTHER ASSETS LESS LIABILITIES                                           (45,481)
                                                                    -----------
TOTAL NET ASSETS                                                    $19,244,106
                                                                    ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $17,906,741. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains ....................................               $ 2,919,160

Unrealized losses ...................................                (1,536,314)
                                                                    -----------

 Net unrealized gain ................................               $ 1,382,846
                                                                    ===========

+     Non-income producing security.

Category percentages are based on net assets.


22   See Notes to Financial Statements.

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INDEX PLUS SMALL CAP
================================================================================

                                                         NUMBER OF     MARKET
                                                          SHARES       VALUE
                                                        ---------      ------
COMMON STOCKS (98.6%)
AIR TRANSPORT (1.8%)
Atlantic Coast Airlines Holdings, Inc. + .........            600   $     14,250
Eagle USA Airfreight, Inc. + .....................          1,600         69,000
Expeditors International of Washington,
 Inc. ............................................          2,100         92,006
Fritz Companies, Inc. + ..........................          1,000         10,500
Midwest Express Holdings, Inc. + .................            200          6,375
Pittston Burlington Group ........................          1,000         10,625
SkyWest, Inc. ....................................            600         16,800
                                                                    ------------
                                                                         219,556
                                                                    ------------
AUTO PARTS AND HARDWARE (0.6%)
Barnes Group, Inc. ...............................            700         11,419
CLARCOR, Inc. ....................................            900         16,200
Standard Motor Products, Inc. ....................            500          8,062
TBC Corp. + ......................................            900          5,625
Toro Co. .........................................            500         18,656
WD-40 Co. ........................................            300          6,638
Wynn's International, Inc. .......................            450          6,356
                                                                    ------------
                                                                          72,956
                                                                    ------------
AUTOMOTIVE (1.3%)
Gentex Corp. + ...................................          3,800        105,450
Mascotech Inc. ...................................          1,400         17,763
Monaco Coach Corp. + .............................          1,000         25,562
Simpson Industries, Inc. .........................            900         10,125
                                                                    ------------
                                                                         158,900
                                                                    ------------
BANKS AND THRIFTS (5.0%)
Anchor Bancorp Wisconsin, Inc. ...................            700         10,588
Banknorth Group, Inc. ............................            600         16,050
Carolina First Corp. .............................            800         14,600
Chittenden Corp. .................................            900         26,662
Commerce Bancorp, Inc. ...........................            920         37,202
Commercial Federal Corp. .........................            800         14,250
Community First Bankshares, Inc. .................          1,500         23,625
Cullen/Frost Bankers, Inc. .......................          1,800         46,350
Downey Financial Corp. ...........................          1,230         24,831
First Bancorp ....................................          1,000         20,750
First Midwest Bancorp, Inc. ......................          1,350         35,775
Hudson United Bancorp ............................          1,354         34,612
JSB Financial, Inc. ..............................            300         15,563
MAF Bancorp, Inc. ................................            900         18,844
Premier Bancshares Corp. .........................            900         12,263
Provident Bankshares Corp. .......................            525          9,089
Queens County Bancorp, Inc. ......................            900         24,412
Riggs National Corp. .............................            600          7,913
Silicon Valley Bancshares + ......................            700         34,650
Susquehanna Bancshares, Inc. .....................          1,250         19,844
TrustCo Bank Corp. NY ............................          1,380         18,285
U.S. Trust Corp. + ...............................            600         48,112
United Bankshares, Inc. ..........................          1,300         31,037
UST Corp. ........................................          1,300         41,275
Whitney Holdings Corp. ...........................            900         33,356
                                                                    ------------
                                                                         619,938
                                                                    ------------
BIOTECH AND MEDICAL PRODUCTS (5.0%)
Advanced Tissue Sciences, Inc. + .................          1,700          4,250
Alpharma, Inc. ...................................          1,100         33,825
Barr Laboratories, Inc. + ........................            700         21,962
Bio-Technology General Corp. + ...................          1,400         21,350
Biomatrix, Inc. + ................................            700         13,475
Cephalon, Inc. + .................................            900         31,106
Cooper Companies, Inc. ...........................            400         12,050
COR Therapeutics, Inc. + .........................            700         18,813
Cygnus, Inc. + ...................................            800         14,600
Datascope Corp. + ................................            700         28,000
Diagnostic Products Corp. ........................            400          9,800
Enzo Biochem, Inc. + .............................            800         36,050
IDEC Pharmaceuticals Corp. + .....................          1,200        117,900
IDEXX Laboratories, Inc. + .......................          1,200         19,350
Invacare Corp. ...................................          1,000         20,063
Liposome Co., Inc. + .............................          1,500         18,305
Mentor Corp. .....................................            900         23,231
Noven Pharmaceuticals, Inc. + ....................            500          9,063
Protein Design Labs, Inc. + ......................            600         42,000
ResMed Inc. + ....................................            500         20,875
Spacelabs Medical, Inc. + ........................            300          5,569
Summit Technology, Inc. + ........................          2,400         28,050
Techne Corporation + .............................            600         33,037
Vertex Pharmaceutical, Inc. + ....................            300         10,500
Vital Signs, Inc. ................................            400          9,150
Wesley Jessen VisionCare, Inc. + .................            600         22,725
                                                                    ------------
                                                                         625,099
                                                                    ------------
COMMERCIAL SERVICES (5.7%)
ABM Industries, Inc. .............................            400          8,150
ADVO, Inc. + .....................................          1,000         23,750
Angelica Corp. ...................................            300          2,925
Billing Information Concepts Corp. + .............          1,200          7,800
Bowne & Co., Inc. ................................          1,200         16,200
Catalina Marketing Corp. + .......................            800         92,600
CDI Corp. + ......................................            300          7,238
Central Parking Corp. ............................          1,200         22,950
Consolidated Graphics, Inc. + ....................            300          4,481
Copart, Inc. + ...................................            800         34,800
Dendrite International, Inc. + ...................          1,200         40,650
Fair Isaac & Co., Inc. ...........................            400         21,200
G&K Services,  Inc. ..............................            400         12,950
Harland (John H.) Co. ............................          1,000         18,312
Insurance Auto Autions, Inc. + ...................            400          6,300
Interim Services, Inc. + .........................          3,300         81,675
Labor Ready, Inc. + ..............................          1,800         21,825
Lason, Inc. + ....................................            700          7,700
Maximus, Inc. + ..................................            700         23,756
NFO Worldwide, Inc. + ............................            800         17,900


                                     See Notes to Portfolio of Investments.   23

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INDEX PLUS SMALL CAP (CONTINUED)
================================================================================

                                                           NUMBER OF     MARKET
                                                            SHARES       VALUE
                                                           ---------     ------

COMMERCIAL SERVICES (CONTINUED)
Profit Recovery Group International, Inc. (The) + ..         2,000    $   53,125
Snyder Communications, Inc. + ......................           100         1,925
True North Communications, Inc. ....................         1,700        75,969
Valassis Communications, Inc. + ....................         2,350        99,287
Volt Information Sciences, Inc. + ..................           500        11,938
                                                                      ----------
                                                                         715,406
                                                                      ----------
CONGLOMERATE AND AEROSPACE (1.0%)
AAR Corp. ..........................................           600        10,762
Alliant Techsystems, Inc. + ........................           400        24,925
Anixter International, Inc. + ......................         1,200        24,750
BE Aerospace, Inc. + ...............................         1,600        13,500
GenCorp, Inc. ......................................         1,300        12,837
Kaman Corp. ........................................           500         6,438
Kroll O' Gara Co. (The) + ..........................           500         8,250
Tenneco Automotive Inc. ............................           900         8,381
Triarc Co., Inc. + .................................           500         9,188
Watkins-Johnson Co. ................................           200         8,000
                                                                      ----------
                                                                         127,031
                                                                      ----------
CONSUMER FINANCE (0.6%)
Aaron Rents, Inc. ..................................           600        10,650
Americredit Corp. + ................................         2,300        42,550
Rollins Truck Leasing Corp. ........................         1,850        22,084
                                                                      ----------
                                                                          75,284
                                                                      ----------
CONSUMER SERVICES (3.1%)
Anchor Gaming + ....................................           400        17,375
Applebee's International, Inc. .....................         1,500        44,250
Aztar Corp. + ......................................         2,500        27,187
CEC Entertainment, Inc. + ..........................         1,650        46,819
Cheesecake Factory, Inc. (The) + ...................           800        28,000
Consolidated Products, Inc. + ......................         1,100        11,138
Hollywood Park, Inc. + .............................         1,600        35,900
IHOP Corp. + .......................................           600        10,013
Jack in the Box Inc. + .............................         1,200        24,825
Landry's Seafood Restaurants, Inc. + ...............         1,100         9,556
Luby's Cafeterias, Inc. ............................           600         6,825
Marcus Corp. .......................................         1,000        13,438
Players International, Inc. + ......................         1,400        11,506
Pre-Paid Legal Services, Inc. + ....................           500        12,000
Prime Hospitality Corp. + ..........................         1,600        14,100
Ruby Tuesday, Inc. .................................         1,400        25,462
Ryan's Family Steak Houses, Inc. + .................           900         7,650
Scotts Co. (The) + .................................           600        24,150
Sonic Corp. + ......................................           750        21,375
                                                                      ----------
                                                                         391,569
                                                                      ----------
CONSUMER SPECIALTIES (1.8%)
Action Performance Co., Inc. + .....................           500         5,750
Arctic Cat, Inc. ...................................           800         8,000
Coachmen Industries, Inc. ..........................         1,000        15,125
Fossil, Inc. + .....................................         1,350        31,219
Huffy Corp. ........................................           300         1,575
Midway Games, Inc. + ...............................         1,600        38,300
Polaris Industries, Inc. ...........................         1,100        39,875
Russ Berrie & Co., Inc. ............................           700        18,375
Sola International, Inc. + .........................           700         9,712
Sturm, Ruger & Co., Inc. ...........................           700         6,213
Thor Industries, Inc. ..............................           500        15,219
THQ, Inc. + ........................................           600        13,912
Winnebago Industries, Inc. .........................           900        18,056
                                                                      ----------
                                                                         221,331
                                                                      ----------
DATA AND IMAGING SERVICES (14.1%)
American Management Systems, Inc. + ................         1,400        43,925
Analysts International Corp. .......................           800        10,000
Apex Inc. + ........................................           700        22,575
Aspen Technology, Inc. + ...........................           900        23,794
Auspex Systems, Inc. ...............................           900         9,225
BISYS Group,  Inc. (The) + .........................           900        58,725
Black Box Corp. + ..................................           700        46,900
Clarify, Inc. + ....................................           800       100,800
Concord Communications, Inc. + .....................           600        26,625
DBT Online, Inc. + .................................           600        14,625
Digi International, Inc. + .........................           300         3,131
FileNET Corp. + ....................................         1,000        25,500
Gerber Scientific, Inc. ............................           800        17,550
Harbinger Corp. + ..................................         1,100        34,994
HNC Software Inc. + ................................           800        84,600
Hyperion Solutions Corp. + .........................           400        17,400
Information Resources, Inc. + ......................           800         7,400
InterVoice, Inc. + .................................           400         9,300
Kronos, Inc. + .....................................           450        27,000
Macromedia, Inc. + .................................         1,700       124,312
Mercury Interactive Corp. + ........................         2,100       226,669
National Computer Systems, Inc. ....................         1,100        41,387
National Instruments Corp. + .......................         1,800        68,850
Network Equipment Technology Inc. + ................           700         8,269
Pinnacle Systems, Inc. + ...........................           800        32,550
Progress Software Corp. + ..........................           750        42,562
Project Software & Development,  Inc. + ............           600        33,300
Proxim, Inc. + .....................................           600        66,000
QRS Corp. + ........................................           200        20,863
Remedy Corp. + .....................................         1,600        75,800
SEI Investments Co. ................................           600        71,409
Standard Microsystems Corporation + ................           500         5,406
Verity, Inc. + .....................................         1,200        51,075
Visio Corp. + ......................................         1,000        47,500
Whittman-Hart, Inc. + ..............................         3,000       160,875
Xircom, Inc. + .....................................           900        67,500
Zixit Corp. + ......................................           900        35,663
                                                                      ----------
                                                                       1,764,059
                                                                      ----------
DISCRETIONARY RETAIL (6.2%)
99 Cents Only Stores + .............................           800        30,600
Ames Department Stores, Inc. + .....................           900        25,931
Ann Taylor Stores Corp. + ..........................         1,700        58,544


24   See Notes to Portfolio of Investments.

================================================================================

                                                           NUMBER OF      MARKET
                                                            SHARES        VALUE
                                                           ---------      ------

DISCRETIONARY RETAIL (CONTINUED)
Bombay Company, Inc. + .............................         1,200    $    5,400
Books-A-Million, Inc. + ............................           900         7,481
Building Materials Holding Corp. + .................           700         7,175
Cash America International, Inc. ...................           700         6,825
Cato Corp. (The) ...................................         1,100        13,888
Cost Plus, Inc. + ..................................         1,100        39,187
CPI Corp. ..........................................           300         6,769
Discount Auto Parts, Inc. + ........................           700        12,644
Dress Barn, Inc. + .................................           700        11,638
Footstar, Inc. + ...................................           700        21,350
Goody's Family Clothing, Inc. + ....................         2,200        11,825
Group 1 Automotive, Inc. + .........................         1,300        18,119
Hancock Fabrics, Inc. ..............................         1,000         3,125
Insight Enterprises, Inc. + ........................         1,400        56,875
Jo-Ann Stores, Inc. + ..............................           800         9,000
Linens 'n Things, Inc. + ...........................         2,000        59,250
Men's Wearhouse, Inc. + ............................         1,300        38,187
Michaels Stores, Inc. + ............................         1,500        42,750
New England Business Service, Inc. .................           400         9,775
O'Reilly Automotive, Inc. + ........................         1,600        34,400
Pacific Sunwear of California, Inc. + ..............         1,600        51,000
Pier 1 Imports, Inc. ...............................         5,300        33,787
Regis Corp. ........................................         1,500        28,313
Shopko Stores, Inc. + ..............................         1,000        23,000
Stein Mart, Inc. + .................................         2,700        15,356
Zale Corp. + .......................................         2,000        96,750
                                                                      ----------
                                                                         778,944
                                                                      ----------
DRUGS (1.0%)
Dura Pharmaceuticals, Inc. + .......................         1,300        18,119
Jones Medical Industries, Inc. .....................         1,400        60,813
Medicis Pharmaceutical Corp. + .....................           900        38,306
Theragenics Corp. + ................................           900         8,156
                                                                      ----------
                                                                         125,394
                                                                      ----------
ELECTRIC UTILITIES (1.7%)
American States Water Co. ..........................           400        14,400
Aquarion Co. .......................................           450        16,650
Bangor Hydro-Electric Co. ..........................           300         4,894
Central Vermont Public Service Corp. ...............           400         4,250
CH Energy Group, Inc. ..............................           600        19,800
Eastern Utilities Association ......................           700        21,219
Northwestern Corp. .................................           800        17,600
Philadelphia Suburban Water Corp. ..................         1,205        24,928
TNP Enterprises, Inc. ..............................           400        16,500
United Illuminating Co. ............................           500        25,688
United Water Resources, Inc. .......................         1,200        41,025
                                                                      ----------
                                                                         206,954
                                                                      ----------
ELECTRICAL MACHINERY AND INSTRUMENTS (2.3%)
Analogic Corp. .....................................           300         9,900
Checkpoint Systems, Inc. + .........................           900         9,169
Coherent, Inc. + ...................................           700        18,725
Dionex Corp. + .....................................           900        37,069
Micros Systems, Inc. + .............................           600        44,400
RSA Security Inc. + ................................         1,200        93,000
Technitrol, Inc. ...................................           600        26,700
Trimble Navigation Ltd. + ..........................           700        15,138
Varian Medical Systems, Inc. .......................         1,000        29,812
                                                                      ----------
                                                                         283,913
                                                                      ----------
FOOD AND BEVERAGE (1.9%)
Agribrands International, Ltd + ....................           300        13,800
Canandiagua Brands, Inc. + .........................           800        40,800
Coca-Cola Bottling Co. .............................           300        14,212
Corn Products International, Inc. ..................         1,200        39,300
Delta & Pine Land Co. ..............................           500         8,688
Earthgrains Co. (The) ..............................         1,600        25,800
J&J Snack Foods Corp. + ............................           300         6,150
Michael Foods, Inc. ................................           600        14,775
Natures Sunshine Products, Inc. ....................           400         3,200
NBTY, Inc. + .......................................         2,400        27,750
Ralcorp Holdings, Inc. + ...........................         1,300        25,919
Smithfields Foods, Inc. + ..........................           600        14,400
                                                                      ----------
                                                                         234,794
                                                                      ----------
FOOD AND DRUG RETAIL (0.6%)
Casey's General Stores, Inc. .......................         1,100        11,481
Fleming Companies, Inc. ............................         1,100        11,275
Nash-Finch Co. .....................................           600         3,825
Performance Food Group Company + ...................           500        12,188
United Natural Foods, Inc. + .......................           600         7,200
Whole Foods Market, Inc. + .........................           500        23,187
                                                                      ----------
                                                                          69,156
                                                                      ----------
FOREST PRODUCTS AND BUILDING MATERIALS (1.8%)
AptarGroup, Inc. ...................................         1,300        32,662
Caraustar Industries, Inc. .........................           900        21,600
Elcor Corp. ........................................           600        18,075
Florida Rock Industries, Inc. ......................           800        27,550
Myers Industries, Inc. .............................           330         5,198
Pope & Talbot, Inc. ................................           500         8,000
Republic Group, Inc. ...............................           500         7,562
Shorewood Packaging Corp. + ........................           750        14,203
Simpson Manufacturing Co., Inc. + ..................           500        21,875
Texas Industries, Inc. .............................           900        38,306
TJ International, Inc. .............................           400        16,800
Universal Forest Products, Inc. ....................           700        10,325
Watsco, Inc. .......................................           600         6,938
                                                                      ----------
                                                                         229,094
                                                                      ----------
GAS UTILITIES (2.0%)
Atmos Energy Corp. .................................           500        10,219
Cascade Natural Gas Corp. ..........................           400         6,450
Connecticut Energy Corp. ...........................           300        11,662
Energen Corp. ......................................         1,200        21,675
New Jersey Resources Corp. .........................           800        31,250
Northwest Natural Gas Co. ..........................           800        17,550
Piedmont Natural Gas, Inc. .........................         1,000        30,250


                                     See Notes to Portfolio of Investments.   25

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INDEX PLUS SMALL CAP (CONTINUED)
================================================================================

                                                          NUMBER OF     MARKET
                                                           SHARES       VALUE
                                                          ---------     ------

GAS UTILITIES (CONTINUED)
Public Service Co. of North Carolina .............            800     $   25,850
Southern Union Co. + .............................          1,477         28,248
Southwest Gas Corp. ..............................          1,000         23,000
Southwestern Energy Co. ..........................            800          5,250
Wicor, Inc. ......................................          1,200         35,025
                                                                      ----------
                                                                         246,429
                                                                      ----------
HEALTH SERVICES (2.8%)
Advance Paradigm, Inc. + .........................            600         12,937
Bindley Western Industries, Inc. .................          1,333         20,078
Cerner Corp. + ...................................            500          9,844
Coventry Health Care, Inc. + .....................          3,200         21,600
Laser Vision Centers, Inc. + .....................          1,300         13,731
Magellan Health Services, Inc. + .................          1,000          6,313
MedQuist, Inc. + .................................          2,000         51,625
Orthodontic Centers of America, Inc. + ...........          1,500         17,906
Patterson Dental Co. + ...........................          1,200         51,150
Pharmaceutical Product Development, Inc. .........
 + ...............................................            500          5,938
Priority Healthcare Corp. + ......................          1,204         34,841
Renal Care Group, Inc. + .........................          1,450         33,894
Syncor International Corp. + .....................            500         14,562
Universal Health Services, Inc. + ................          1,700         61,200
                                                                      ----------
                                                                         355,619
                                                                      ----------
HEAVY MACHINERY (0.9%)
Astec Industries, Inc. + .........................            800         15,050
Gardner Denver Machinery, Inc. + .................            500          8,344
JLG Industries, Inc. .............................          1,900         30,281
Lindsay Manufacturing Co. ........................            400          7,300
Manitowoc Co., Inc. (The) ........................          1,050         35,700
Wabash National Corp. ............................            800         12,000
                                                                      ----------
                                                                         108,675
                                                                      ----------
HOUSING AND FURNISHINGS (2.6%)
Bassett Furniture Industries, Inc. ...............            400          6,400
Champion Enterprises, Inc. + .....................          1,400         11,988
D.R. Horton, Inc. ................................          1,975         27,280
Enesco Group, Inc. ...............................            500          5,531
Ethan Allen Interiors, Inc. ......................          2,150         68,934
Fedders Corp. ....................................          1,300          7,150
Harman International Industries ..................            600         33,675
Interface, Inc. ..................................          1,500          8,625
La-Z-Boy, Inc. ...................................          2,100         35,306
Libbey Inc. ......................................            400         11,500
MDC Holdings, Inc. ...............................            900         14,119
National Presto Industries, Inc. .................            200          7,100
Ryland Group, Inc. ...............................            800         18,450
Skyline Corp. ....................................            300          7,050
Standard Pacific Corp. ...........................          1,600         17,600
Toll Brothers, Inc. + ............................          1,200         22,350
U.S. Home Corp. + ................................            900         23,006
                                                                      ----------
                                                                         326,064
                                                                      ----------
INDUSTRIAL SERVICES (1.1%)
Butler Manufacturing Co. .........................            400          8,925
Dycom Industries, Inc. + .........................          1,350         59,484
Insituform Technologies, Inc. + ..................          1,100         31,075
Morrison Knudsen Corp. + .........................          1,100          8,594
Service Experts, Inc. + ..........................            600          3,487
Tetra Technologies Inc. + ........................          1,125         17,297
URS Corp. + ......................................            500         10,844
                                                                      ----------
                                                                         139,706
                                                                      ----------
INSURANCE (2.3%)
ChoicePoint Inc. + ...............................          1,000         41,375
Delphi Financial Group, Inc. + ...................            734         22,020
E.W. Blanch Holdings, Inc. .......................            500         30,625
Enhance Financial Services Group,  Inc. ..........            500          8,125
Fidelity National Financial, Inc. ................            900         12,937
Frontier Insurance Group, Inc. ...................          1,100          3,781
Gallagher (Arthur J.) & Co. ......................            700         45,325
Hilb, Rogal and Hamilton Co. .....................            400         11,300
Hooper Holmes, Inc. ..............................            900         23,175
Mutual Risk Management Ltd. ......................          1,200         20,175
Radian Group Inc. ................................          1,500         71,625
Trenwick Group,  Inc. ............................            200          3,388
                                                                      ----------
                                                                         293,851
                                                                      ----------
INVESTMENT SERVICES (1.3%)
Dain Rauscher Corp. ..............................            400         18,600
Eaton Vance Corp. ................................          1,200         45,600
Investors Financial Services Corp. ...............            500         23,000
Jefferies Group, Inc. ............................          1,300         28,600
Pioneer Group, Inc. + ............................            800         12,600
Raymond James Financial, Inc. ....................          1,500         28,031
                                                                      ----------
                                                                         156,431
                                                                      ----------
MISCELLANEOUS METALS (0.2%)
Amcol International Corp. ........................            700         11,288
Brush Wellman, Inc. ..............................            500          8,406
IMCO Recycling, Inc. .............................            600          7,575
Stillwater Mining Co. + ..........................             50          1,594
                                                                      ----------
                                                                          28,863
                                                                      ----------
OIL (1.7%)
Barrett Resources Corp. + ........................            400         11,775
Cabot Oil & Gas Corp. ............................            400          6,425
Cross Timbers Oil Co. ............................          2,600         23,563
HS Resources, Inc. + .............................          1,000         17,250
Newfield Exploration Co. + .......................          1,700         45,475
Plains Resources Inc. + ..........................            500          6,250
Pogo Producing Co. ...............................          1,700         34,850
St. Mary Land & Exploration Co. ..................            400          9,900
Stone Energy Corp. + .............................            600         21,375
Vintage Petroleum, Inc. + ........................          3,200         38,600
                                                                      ----------
                                                                         215,463
                                                                      ----------
OIL SERVICES (0.9%)
Atwood Oceanics, Inc. + ..........................            500         19,312
Cal Dive International, Inc. + ...................            800         26,500
Dril-Quip, Inc. + ................................            500         15,188


26 See Notes to Portfolio of Investments.

================================================================================

                                                          NUMBER OF     MARKET
                                                           SHARES       VALUE
                                                          ---------     ------

OIL SERVICES (CONTINUED)
Oceaneering International, Inc. + ..............             300      $    4,481
Pride International, Inc. + ....................             800          11,700
SEACOR SMIT Holdings + .........................             300          15,525
Seitel, Inc. + .................................             900           6,075
Tuboscope Inc. + ...............................             600           9,525
                                                                      ----------
                                                                         108,306
                                                                      ----------
OTHER TELECOMMUNICATIONS (0.4%)
General Communication, Inc. + ..................           1,500           6,562
P-Com, Inc. + ..................................             800           7,075
Symmetricom, Inc. + ............................             500           4,969
TALK.com Inc. + ................................           2,000          35,500
                                                                      ----------
                                                                          54,106
                                                                      ----------
PRINT MEDIA (0.6%)
BARRA, Inc. + ..................................             500          15,875
Factset Research Systems, Inc. + ...............             550          43,794
Primark Corp. + ................................             600          16,687
Thomas Nelson, Inc. ............................             500           4,625
                                                                      ----------
                                                                          80,981
                                                                      ----------
PRODUCER GOODS (8.8%)
Amcast Industrial Corp. ........................             400           6,550
Applied Industrial Technologies, Inc. ..........             800          13,300
Applied Power, Inc. ............................           1,100          40,425
Aviation Sales Co. + ...........................             500           8,250
Baldor Electric Co. ............................           1,200          21,750
Belden, Inc. ...................................             800          16,800
Brady (W.H.) Co. ...............................             800          27,150
Buckeye Technologies, Inc. + ...................           1,400          20,825
C&D Technologies, Inc. .........................             400          17,000
Cable Design Technologies, Inc. + ..............             950          21,850
Castle (A.M.) & Co. ............................             500           5,875
Commercial Metals Co. ..........................             600          20,362
Commonwealth Industries, Inc. ..................             500           6,500
CommScope, Inc. + ..............................           2,700         108,844
Flow International Corporation + ...............             500           5,688
Global Industrial Technologies, Inc. + .........             700           9,013
Graco, Inc. ....................................             900          32,287
Griffon Corp. + ................................           1,000           7,813
Hughes Supply, Inc. ............................             800          17,250
Idex Corp. .....................................             900          27,337
Intermet Corp. .................................           1,000          11,625
Ionics, Inc. + .................................             500          14,062
Lawson Products, Inc. ..........................             300           6,938
Lilly Industries,  Inc. ........................             600           8,063
Lydall, Inc. + .................................             500           3,313
MacDermid, Inc. ................................             800          32,850
Material Sciences Corp. + ......................             800           8,150
Mueller Industries, Inc. + .....................           1,200          43,500
Oak Industries, Inc. + .........................             900          95,512
Omnova Solutions Inc. ..........................           1,400          10,850
Paxar Corp. + ..................................           1,500          12,656
Regal-Beloit Corp. .............................             400           8,250
Reliance Steel & Aluminum Co. ..................           1,650          38,672
Robbins & Myers, Inc. ..........................             400           9,050
Roper Industries, Inc. .........................           1,700          64,281
Scott Technologies, Inc. + .....................             600          11,325
SLI, Inc. + ....................................           1,400          18,987
Smith (A.O.) Corp. .............................             750          16,406
Specialty Equipment Companies, Inc. + ..........             600          14,362
SPS Technologies, Inc. + .......................             400          12,775
Standex International Corp. ....................             300           6,281
Steel Technologies, Inc. .......................             500           7,250
Swiss Army Brands,  Inc. + .....................             100             713
Thomas Industries, Inc. ........................             600          12,263
Tower Automotive, Inc. + .......................           1,500          23,156
Tredegar Industries, Inc. ......................           1,200          24,825
Valence Technology, Inc. + .....................             900          17,100
Valmont Industries, Inc. .......................             700          11,244
Watts Industries, Inc. .........................             800          11,800
Wolverine Tube, Inc. + .........................           1,000          14,125
Zebra Technologies, Inc. + .....................           1,600          93,600
                                                                      ----------
                                                                       1,098,853
                                                                      ----------
SEMICONDUCTORS AND ELECTRONICS (13.3%)
Adaptive Broadband Corp. + .....................             400          29,525
Allen Telecom Inc. + ...........................             600           6,938
Alpha Industries, Inc. + .......................           1,100          63,044
American Xtal Technology, Inc. + ...............             600          10,463
Artesyn Technologies, Inc. .....................           2,000          42,000
Burr-Brown Corp. + .............................           2,850         102,956
C-COR.net Corp. + ..............................             500          38,313
C-Cube Microsystems, Inc. + ....................           1,700         105,825
Centigram Communications Corp. + ...............             100           1,675
Cognex Corp. + .................................           2,100          81,900
CTS Corp. ......................................           1,500         113,062
Cybex Computer Products Corp. + ................             400          16,200
Dallas Semiconductor Corp. .....................           1,100          70,881
Digital Microwave Corp. + ......................           2,000          46,875
Electro Scientific Industries, Inc. + ..........             700          51,100
Electroglas, Inc. + ............................             600          15,225
Esterline Technologies Corp. + .................             500           5,781
Etec Systems, Inc. + ...........................             600          26,925
General Semiconductor Corp. + ..................           1,100          15,606
Hadco Corp. + ..................................             600          30,600
Harmon Industries, Inc. ........................             400           4,850
Helix Technology Corp. .........................             900          40,331
Innovex, Inc. ..................................             500           4,688
International Rectifier Corp. + ................           1,700          44,200
KEMET Corp. + ..................................           2,100          94,631
Kent Electronics Corp. + .......................             900          20,475
Kulicke & Soffa Industries, Inc. + .............           1,200          51,075
Lattice Semiconductor Corp. + ..................           2,500         117,812
Methode Electronics, Inc. ......................           1,000          32,125
Micrel, Inc. + .................................           1,700          96,794


                                     See Notes to Portfolio of Investments.   27

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INDEX PLUS SMALL CAP (CONTINUED)
================================================================================

                                                         NUMBER OF     MARKET
                                                          SHARES       VALUE
                                                         ---------     ------

SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Park Electrochemical Corp. .....................             600    $    15,938
Phototronics, Inc. + ...........................             800         22,900
PictureTel Corporation + .......................           1,200          5,175
Pioneer Standard Electronics Corp. .............             800         11,550
Plantronics, Inc. + ............................             600         42,937
Plexus Corp. + .................................             600         26,400
Powerwave Technologies, Inc. + .................             800         46,700
Silicon Valley Group, Inc. + ...................           1,000         17,750
Three-Five Systems, Inc. + .....................             667         27,333
Ultratech Stepper, Inc. + ......................             600          9,675
Vicor Corp. + ..................................           1,300         52,650
                                                                    -----------
                                                                      1,660,883
                                                                    -----------
SPECIALTY CHEMICALS (0.9%)
Cambrex Corp. ..................................             800         27,550
Chemed Corp. ...................................             200          5,725
ChemFirst Inc. .................................             600         13,125
Geon Co. (The) .................................             800         26,000
OM Group, Inc. .................................             800         27,550
Quaker Chemical Corp. ..........................             600          8,550
                                                                    -----------
                                                                        108,500
                                                                    -----------
STEEL (0.2%)
Birmingham Steel Corporation ...................           1,300          6,906
Quanex Corp. ...................................             900         22,950
                                                                    -----------
                                                                         29,856
                                                                    -----------
SURFACE TRANSPORT (1.6%)
American Freightways Corp. + ...................           2,000         32,375
Arkansas Best Corp. + ..........................           1,100         13,200
Heartland Express, Inc. + ......................           1,000         15,750
Kirby Corp. + ..................................             500         10,250
Landstar Systems, Inc. + .......................             300         12,844
M.S. Carriers, Inc. + ..........................             500         11,937
Railtex, Inc. + ................................             600         10,725
U.S. Freightways Corp. .........................           1,400         67,025
Werner Enterprises, Inc. .......................             650          9,141
Yellow Corp. + .................................           1,100         18,494
                                                                    -----------
                                                                        201,741
                                                                    -----------
TEXTILES AND APPAREL (1.4%)
Ashworth, Inc. + ...............................             300          1,238
Brown Shoe Co., Inc. ...........................           1,100         15,537
Justin Industries, Inc. ........................             700         10,413
K-Swiss Inc. ...................................             400          7,431
Kellwood Co. ...................................           1,300         25,269
Nautica Enterprises, Inc. + ....................           1,200         13,575
Oshkosh B'Gosh, Inc. ...........................             200          4,213
Oxford Industries, Inc. ........................             500          9,906
Phillips-Van Heusen Corp. ......................           1,200          9,975
Quiksilver, Inc. + .............................             750         11,625
Stride Rite Corp. ..............................           2,000         13,000
Timberland Co. (The) + .........................             700         37,012
Wolverine World Wide, Inc. .....................           1,300         14,219
                                                                    -----------
                                                                        173,413
                                                                    -----------
TOBACCO (0.1%)
Schweitzer-Mauduit International, Inc. .........             700          9,406
                                                                    -----------
TOTAL COMMON STOCKS (COST $11,007,418) .........                     12,316,524
                                                                    -----------

                                                        PRINCIPAL
                                                         AMOUNT
                                                        ---------

SHORT-TERM INVESTMENTS (1.9%)
Federal Home Loan Bank,1.50%,01/03/00 ..........         234,000        234,000
TOTAL SHORT-TERM INVESTMENTS (COST $234,000) ...                        234,000
                                                                    -----------
TOTAL INVESTMENTS (COST $11,241,418)(A) ........                     12,550,524

OTHER ASSETS LESS LIABILITIES ..................                        (66,571)
                                                                    -----------
TOTAL NET ASSETS ...............................                    $12,483,953
                                                                    ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $11,342,280. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains ....................................               $ 2,296,030

Unrealized losses ...................................                (1,087,786)
                                                                    -----------

 Net unrealized gain ................................               $ 1,208,244
                                                                    ===========

+     Non-income producing security.

Category percentages are based on net assets.


28 See Notes to Financial Statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

INDEX PLUS PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
================================================================================

ASSETS:
Investments, at market value ..............................................
Cash ......................................................................
Receivable for:
 Dividends and interest ...................................................
 Investments sold .........................................................
 Fund shares sold .........................................................
 Variation margin .........................................................
 Reimbursement from Investment Adviser ....................................
Prepaid expenses ..........................................................
        Total assets ......................................................
LIABILITIES:
Payable for:
 Investments purchased ....................................................
 Fund shares redeemed .....................................................
Accrued investment advisory fees ..........................................
Accrued administrative service fees .......................................
Accrued custody fees ......................................................
Other liabilities .........................................................
        Total liabilities .................................................
      NET ASSETS ..........................................................

NET ASSETS REPRESENTED BY:
Paid-in capital ...........................................................
Net unrealized gain (loss) on investments and open future contracts .......
Undistributed net investment income .......................................
Accumulated net realized gain (loss) on investments .......................
      NET ASSETS ..........................................................

Cost of investments .......................................................
CAPITAL SHARES:
Authorized ................................................................
Par value .................................................................
Outstanding ...............................................................
Net asset value, offering and redemption price per share (net assets divided by shares outstanding) ...........................................


30   See Notes to Financial Statements.

          INDEX PLUS BOND   INDEX PLUS LARGE CAP   INDEX PLUS MID CAP   INDEX PLUS SMALL CAP
          ---------------   --------------------   ------------------   --------------------

            $ 11,298,554        $1,171,551,351        $ 19,289,587          $ 12,550,524
                     780                51,930               3,129                   575

                 140,423               873,266               8,331                 4,873
                      --             1,333,311                  --                37,112
                     813                    --              75,221                    --
                      --                12,750                  --                    --
                   2,903                    --               2,478                 3,178
                     156                 8,188                 130                   103
            ------------        --------------        ------------          ------------
              11,443,629         1,173,830,796          19,378,876            12,596,365
            ------------        --------------        ------------          ------------


                      --             9,988,113             115,550                78,077
                      --               846,064                  --                17,906
                   3,469               354,333               6,545                 4,299
                     867                75,929               1,227                   806
                   3,236                25,847               7,199                 8,722
                   2,093                68,245               4,249                 2,602
            ------------        --------------        ------------          ------------
                   9,665            11,358,531             134,770               112,412
            ------------        --------------        ------------          ------------
            $ 11,433,964        $1,162,472,265        $ 19,244,106          $ 12,483,953
            ============        ==============        ============          ============

            $ 12,120,197        $  945,577,150        $ 17,421,006          $ 11,588,111
                (497,623)          173,766,044           1,682,989             1,309,106
                   6,938             1,387,097               5,741                   471
                (195,548)           41,741,974             134,370              (413,735)
            ------------        --------------        ------------          ------------
            $ 11,433,964        $1,162,472,265        $ 19,244,106          $ 12,483,953
            ============        ==============        ============          ============

            $ 11,796,177        $  997,844,378        $ 17,606,598          $ 11,241,418

             Two Billion           Two Billion         Two Billion           Two Billion
            $      0.001        $        0.001        $      0.001          $      0.001
               1,206,390            55,688,700           1,551,734             1,144,812
            $       9.48        $        20.87        $      12.40          $      10.90


                                         See Notes to Financial Statements.   31

INDEX PLUS PORTFOLIOS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
================================================================================

INVESTMENT INCOME:

Dividends .................................................................
Interest ..................................................................

Foreign taxes withheld on dividends .......................................
     Total investment income ..............................................

INVESTMENT EXPENSES:

Investment advisory fees ..................................................
Administrative services fees ..............................................
Printing and postage fees .................................................
Custody fees ..............................................................
Transfer agent fees .......................................................
Audit fees ................................................................
Directors' fees ...........................................................
Registration fees .........................................................
Miscellaneous expenses ....................................................
Expenses before reimbursement and waiver from Investment Adviser ..........
Expense reimbursement and waiver from Investment Adviser ..................
     Net expenses .........................................................
Net investment income .....................................................

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..............................................................
 Futures contracts ........................................................
     Net realized gain (loss) on investments ..............................
Net change in unrealized gain or loss on:
 Investments ..............................................................
 Futures contracts ........................................................
     Net change in unrealized gain or loss on investments .................
Net realized and change in unrealized gain or loss on investments .........
Net increase (decrease) in net assets resulting from operations ...........


32   See Notes to Financial Statements.

          INDEX PLUS BOND    INDEX PLUS LARGE CAP    INDEX PLUS MID CAP    INDEX PLUS SMALL CAP
         ------------------  ---------------------  --------------------  ----------------------
             $      --           $  9,707,020           $  145,353             $   72,437
               887,243                818,252               17,032                 10,839
             ---------           ------------           ----------             ----------
               887,243             10,525,272              162,385                 83,276
                    --                (92,097)                  --                    (31)
             ---------           ------------           ----------             ----------
               887,243             10,433,175              162,385                 83,245
             ---------           ------------           ----------             ----------
                42,193              2,955,393               50,910                 37,659
                10,548                633,299                9,546                  7,061
                 8,498                 54,409                4,140                  3,983
                 3,922                 36,159                9,131                 10,021
                 2,578                  2,575                2,579                  2,579
                20,373                 21,214               22,196                 22,188
                   409                 20,878                  334                    248
                    --                 72,599                2,273                    603
                   629                 24,678                  501                    387
             ---------           ------------           ----------             ----------
                89,150              3,821,204              101,610                 84,729
               (25,669)               (14,859)             (25,306)               (28,202)
             ---------           ------------           ----------             ----------
                63,481              3,806,345               76,304                 56,527
             ---------           ------------           ----------             ----------
               823,762              6,626,830               86,081                 26,718
             ---------           ------------           ----------             ----------


              (195,549)            84,573,889            2,261,350                324,914
                    --             (1,203,790)              (4,536)                    --
             ---------           ------------           ----------             ----------
              (195,549)            83,370,099            2,256,814                324,914
             ---------           ------------           ----------             ----------

              (782,257)           103,826,995              (17,695)               866,892
                    --                 23,756                   --                     --
             ---------           ------------           ----------             ----------
              (782,257)           103,850,751              (17,695)               866,892
             ---------           ------------           ----------             ----------
              (977,806)           187,220,850            2,239,119              1,191,806
             ---------           ------------           ----------             ----------
             $(154,044)          $193,847,680           $2,325,200             $1,218,524
             =========           ============           ==========             ==========


                                         See Notes to Financial Statements.   33

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                       INDEX PLUS BOND
                                                                             ---------------------------------------
                                                                                YEAR ENDED           YEAR ENDED
                                                                             DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                             -----------------     -----------------
FROM OPERATIONS:
Net investment income ..................................................        $    823,762         $    888,236
Net realized gain (loss) on investments ................................            (195,549)              62,856
Net change in unrealized gain or loss on investments ...................            (782,257)             276,559
                                                                                ------------         ------------
 Net increase (decrease) in net assets resulting from operations .......            (154,044)           1,227,651
                                                                                ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .............................................            (823,767)            (882,106)
From net realized gains ................................................              (6,508)             (56,333)
                                                                                ------------         ------------
 Decrease in net assets from distributions to shareholders .............            (830,275)            (938,439)
                                                                                ------------         ------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold ..............................................           1,812,578            1,961,822
Net asset value of shares issued upon reinvestment of distributions ....              65,211               75,564
Payments for shares redeemed ...........................................          (4,566,589)          (2,228,389)
                                                                                ------------         ------------
 Net decrease in net assets from fund share transactions ...............          (2,688,800)            (191,003)
                                                                                ------------         ------------
  Net change in net assets .............................................          (3,673,119)              98,209

NET ASSETS:
Beginning of period ....................................................          15,107,083           15,008,874
                                                                                ------------         ------------
End of period ..........................................................        $ 11,433,964         $ 15,107,083
                                                                                ============         ============
End of period net assets includes undistributed net investment income ..        $      6,938         $      6,929
                                                                                ============         ============

SHARE TRANSACTIONS:
Number of shares sold ..................................................             178,906              185,078
Number of shares issued upon reinvestment of distributions .............               6,788                7,415
Number of shares redeemed ..............................................            (462,083)            (209,714)
                                                                                ------------         ------------
 Net decrease ..........................................................            (276,389)             (17,221)
                                                                                ============         ============


34   See Notes to Financial Statements.

================================================================================

                                                                                       INDEX PLUS LARGE CAP
                                                                            ----------------------------------------
                                                                                YEAR ENDED             YEAR ENDED
                                                                            DECEMBER 31, 1999      DECEMBER 31, 1998
                                                                            -----------------      -----------------
FROM OPERATIONS:
Net investment income ...............................................        $     6,626,830         $     2,959,670
Net realized gain on investments ....................................             83,370,099              17,020,679
Net change in unrealized gain or loss on investments ................            103,850,751              59,891,322
                                                                             ---------------         ---------------
 Net increase in net assets resulting from operations ...............            193,847,680              79,871,671
                                                                             ---------------         ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ..........................................             (5,248,391)             (3,004,103)
From net realized gains .............................................            (42,453,390)            (17,271,067)
                                                                             ---------------         ---------------
 Decrease in net assets from distributions to shareholders ..........            (47,701,781)            (20,275,170)
                                                                             ---------------         ---------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold ...........................................            539,500,276             305,756,393
Net asset value of shares issued upon reinvestment of distributions .             47,701,781              20,275,170
Payments for shares redeemed ........................................            (66,934,745)            (22,085,528)
                                                                             ---------------         ---------------
 Net increase in net assets from fund share transactions ............            520,267,312             303,946,035
                                                                             ---------------         ---------------
  Net change in net assets ..........................................            666,413,211             363,542,536

NET ASSETS:
Beginning of period .................................................            496,059,054             132,516,518
                                                                             ---------------         ---------------
End of period .......................................................        $ 1,162,472,265         $   496,059,054
                                                                             ===============         ===============
End of period net assets includes undistributed net investment income        $     1,387,097         $         8,658
                                                                             ===============         ===============

SHARE TRANSACTIONS:
Number of shares sold ...............................................             28,561,848              19,017,627
Number of shares issued upon reinvestment of distributions ..........              2,421,894               1,157,764
Number of shares redeemed ...........................................             (3,502,929)             (1,421,398)
                                                                             ---------------         ---------------
 Net increase .......................................................             27,480,813              18,753,993
                                                                             ===============         ===============


                                         See Notes to Financial Statements.   35

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                                                     INDEX PLUS MID CAP
                                                                          --------------------------------------
                                                                              YEAR ENDED           YEAR ENDED
                                                                          DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                          -----------------    -----------------
FROM OPERATIONS:
Net investment income ...............................................        $     86,081         $     58,840
Net realized gain on investments ....................................           2,256,814              421,908
Net change in unrealized gain or loss on investments ................             (17,695)           1,443,442
                                                                             ------------         ------------
 Net increase in net assets resulting from operations ...............           2,325,200            1,924,190
                                                                             ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ..........................................             (80,340)             (58,489)
From net realized gains .............................................          (2,105,261)            (438,594)
                                                                             ------------         ------------
 Decrease in net assets from
 distributions to shareholders ......................................          (2,185,601)            (497,083)
                                                                             ------------         ------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold ...........................................          19,048,036            5,622,966
Net asset value of shares issued upon reinvestment of distributions .           2,185,601              258,130
Payments for shares redeemed ........................................         (12,052,024)          (5,141,703)
                                                                             ------------         ------------
 Net increase in net assets from fund share transactions ............           9,181,613              739,393
                                                                             ------------         ------------
  Net change in net assets ..........................................           9,321,212            2,166,500

NET ASSETS:
Beginning of period .................................................           9,922,894            7,756,394
                                                                             ------------         ------------
End of period .......................................................        $ 19,244,106         $  9,922,894
                                                                             ============         ============
End of period net assets includes undistributed net investment income        $      5,741         $         --
                                                                             ============         ============

SHARE TRANSACTIONS:
Number of shares sold ...............................................           1,551,617              509,475
Number of shares issued upon reinvestment of distributions ..........             186,865               21,894
Number of shares redeemed ...........................................            (999,860)            (468,257)
                                                                             ------------         ------------
 Net increase .......................................................             738,622               63,112
                                                                             ============         ============


36   See Notes to Financial Statements.

================================================================================

                                                                                 INDEX PLUS SMALL CAP
                                                                        --------------------------------------
                                                                            YEAR ENDED           YEAR ENDED
                                                                        DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                        -----------------    -----------------
FROM OPERATIONS:
Net investment income .............................................        $     26,718         $     29,736
Net realized gain (loss) on investments ...........................             324,914             (464,243)
Net change in unrealized gain or loss on investments ..............             866,892              122,989
                                                                           ------------         ------------
 Net increase (decrease) in net assets resulting from operations ..           1,218,524             (311,518)
                                                                           ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ........................................             (25,145)             (28,374)
From net realized gains ...........................................                  --             (274,406)
                                                                           ------------         ------------
 Decrease in net assets from distributions to shareholders ........             (25,145)            (302,780)
                                                                           ------------         ------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold .........................................          11,946,574            8,260,731
Net asset value of shares issued upon reinvestment of distributions              25,145              269,228
Payments for shares redeemed ......................................          (8,280,578)          (8,133,489)
                                                                           ------------         ------------
 Net increase in net assets from fund share transactions ..........           3,691,141              396,470
                                                                           ------------         ------------
  Net change in net assets ........................................           4,884,520             (217,828)

NET ASSETS:
Beginning of period ...............................................           7,599,433            7,817,261
                                                                           ------------         ------------
End of period .....................................................        $ 12,483,953         $  7,599,433
                                                                           ============         ============
End of period net assets includes
 undistributed (distributions in excess of) net investment income .        $        471         $       (602)
                                                                           ============         ============

SHARE TRANSACTIONS:
Number of shares sold .............................................           1,219,438              858,897
Number of shares issued upon reinvestment of distributions ........               2,429               27,986
Number of shares redeemed .........................................            (847,768)            (866,170)
                                                                           ------------         ------------
 Net increase .....................................................             374,099               20,713
                                                                           ============         ============


                                         See Notes to Financial Statements.   37

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
================================================================================

1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers multiple portfolios. This report covers four diversified portfolios: Aetna Index Plus Bond VP, Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP (Portfolios).

The following is each Portfolio's investment objective:

      AETNA INDEX PLUS BOND VP (Index Plus Bond) seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed-income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of approximately 6,900 securities.

      AETNA INDEX PLUS LARGE CAP VP (Index Plus Large Cap) seeks to outperform the total return performance of the Standard and Poor's 500 Composite Index, while maintaining a market level of risk.

      AETNA INDEX PLUS MID CAP VP (Index Plus Mid Cap) seeks to outperform the total return performance of the Standard and Poor's MidCap 400 Index, while maintaining a market level of risk.

      AETNA INDEX PLUS SMALL CAP VP (Index Plus Small Cap) seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index, while maintaining a market level of risk.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 1999, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 100.0%, 98.2%, 100.0% and 100.0% of Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap's shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Portfolio. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio has been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein, although actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security.

================================================================================

Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

B. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios invest in financial futures contracts as a hedge against existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 10% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. DELAYED DELIVERY TRANSACTIONS

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract.

E. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such,

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal income taxes.

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for certain futures contracts, net losses incurred after October 31, 1999 and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

G. LINE OF CREDIT

Certain portfolios of Aetna Variable Portfolios, Inc. (including the Portfolios), Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund Inc., collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999, and there was no outstanding balance as of December 31, 1999.

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees at December 31, 1999:

                                                  ADVISORY FEE
                                                  ------------
                       Index Plus Bond                0.30%
                       Index Plus Large Cap           0.35%
                       Index Plus Mid Cap             0.40%
                       Index Plus Small Cap           0.40%

================================================================================

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.20% of the Portfolios' average daily net assets. For the year ended December 31, 1999, Aeltus paid ALIAC $1,540,211

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase each Portfolio's yield and total return. Actual expenses for the year ended December 31, 1999 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1999 were:

                                   COST OF PURCHASES    PROCEEDS FROM SALES
                                   -----------------    -------------------
        Index Plus Bond             $    8,228,728        $   10,665,846
        Index Plus Large Cap         1,260,764,509           748,933,435
        Index Plus Mid Cap              24,763,831            18,299,423
        Index Plus Small Cap            13,961,313            10,047,039

6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Internal Revenue Code, the following capital loss carryforwards have been incurred as of December 31, 1999:

                                          CAPITAL LOSS     YEAR OF
                                          CARRYFORWARD    EXPIRATION
                                          ------------    ----------
                Index Plus Bond             $ 61,628        2007
                Index Plus Small Cap         294,301        2007

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

INDEX PLUS PORTFOLIOS
ADDITIONAL INFORMATION
DECEMBER 31, 1999
================================================================================

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

                      Index Plus Large Cap            14.76%
                      Index Plus Mid Cap               8.50%
                      Index Plus Small Cap           100.00%

In accordance with federal tax authorities, the following amounts of dividends which qualify to be taxed at long-term capital gain rates were paid during the year ended December 31, 1999:

                                          Aggregate           Per Share
                                          ---------           ---------
             Index Plus Large Cap        $11,870,302        $     0.2347
             Index Plus Mid Cap              298,308              0.2161

YEAR 2000 (UNAUDITED)

The Portfolio's Year 2000 remediation efforts have been completed. Currently, the Portfolio's have no information that indicates a mission-critical vendor or service provider will be unable to sell goods or provide services to the Portfolios or that any customer will be unable to purchase from the Portfolios because of Year 2000 issues. As of today, the Portfolio's have not experienced any significant disruptions to their financial reporting or operating activities that were caused by failure of their computerized systems resulting from Year 2000 issues.

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS
INDEX PLUS BOND
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                                  PERIOD FROM
                                                                                                                DECEMBER 18, 1997
                                                                            YEAR ENDED         YEAR ENDED       (COMMENCEMENT OF
                                                                           DECEMBER 31,       DECEMBER 31,         OPERATIONS)
                                                                               1999               1998        TO DECEMBER 31, 1997
                                                                           ------------       ------------    --------------------
Net asset value, beginning of period ...................................    $    10.19        $    10.01          $    10.00
                                                                            ----------        ----------          ----------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .................................................          0.60              0.60                0.02+
 Net realized and change in unrealized gain or loss on investments .....         (0.70)             0.21                0.01
                                                                            ----------        ----------          ----------
   Total from investment operations ....................................         (0.10)             0.81                0.03
                                                                            ----------        ----------          ----------
LESS DISTRIBUTIONS:
 From net investment income ............................................         (0.60)            (0.59)              (0.02)
 From net realized gains on investments ................................         (0.01)            (0.04)                 --
                                                                            ----------        ----------          ----------
   Total distributions .................................................         (0.61)            (0.63)              (0.02)
                                                                            ----------        ----------          ----------
Net asset value, end of period .........................................    $     9.48        $    10.19          $    10.01
                                                                            ==========        ==========          ==========

Total return* ..........................................................         (1.08)%            8.17%               0.27%
Net assets, end of period (000's) ......................................    $   11,434        $   15,107          $   15,009
Ratio of net expenses to average net assets ............................          0.45%             0.45%               0.45%(1)
Ratio of net investment income to average net assets ...................          5.86%             5.67%               5.23%(1)
Ratio of expenses before reimbursement and waiver to average net assets           0.63%             0.53%                 --
Portfolio turnover rate ................................................         60.16%            19.52%                 --

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                         See Notes to Financial Statements.   43

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS LARGE CAP
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                                   PERIOD FROM
                                                                                                                SEPTEMBER 16, 1996
                                                                                                                 (COMMENCEMENT OF
                                                                 YEAR ENDED       YEAR ENDED      YEAR ENDED      TO OPERATIONS)
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                    1999             1998            1997              1996
                                                               -------------    -------------    -------------  ------------------
Net asset value, beginning of period . ......................  $       17.59    $       14.02    $       10.91    $       10.00
                                                               -------------    -------------    -------------    -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ......................................           0.12             0.12             0.10+            0.05+
 Net realized and change in unrealized gain
 or loss on investments .....................................           4.09             4.30             3.60             0.92
                                                               -------------    -------------    -------------    -------------
   Total from investment operations .........................           4.21             4.42             3.70             0.97
                                                               -------------    -------------    -------------    -------------
LESS DISTRIBUTIONS:
 From net investment income .................................          (0.10)           (0.12)           (0.10)           (0.05)
 From net realized gains on investments .....................          (0.83)           (0.73)           (0.49)           (0.01)
                                                               -------------    -------------    -------------    -------------
   Total distributions ......................................          (0.93)           (0.85)           (0.59)           (0.06)
                                                               -------------    -------------    -------------    -------------
Net asset value, end of period ..............................  $       20.87    $       17.59    $       14.02    $       10.91
                                                               =============    =============    =============    =============

Total return* ...............................................          24.30%           31.60%           33.89%            9.64%
Net assets, end of period (000's) ...........................  $   1,162,472    $     496,059    $     132,517    $      19,410
Ratio of net expenses to average net assets .................           0.45%            0.46%            0.50%            0.50%(1)
Ratio of net investment income to average net assets ........           0.78%            1.07%            1.38%            1.89%(1)
Ratio of expenses before reimbursement and waiver
  to average net assets .....................................           0.45%              --               --               --
Portfolio turnover rate .....................................          88.04%           98.61%           76.83%            5.18%

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


44   See Notes to Financial Statements.

INDEX PLUS MID CAP
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                              PERIOD FROM
                                                                                            DECEMBER 16, 1997
                                                           YEAR ENDED         YEAR ENDED     (COMMENCEMENT OF
                                                          DECEMBER 31,       DECEMBER 31,       OPERATIONS)
                                                              1999               1998      TO DECEMBER 31, 1997
                                                          ------------       ------------  --------------------
Net asset value, beginning of period .................   $       12.20       $      10.34       $      10.00
                                                         -------------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...............................            0.06               0.07               0.01+
 Net realized and change in unrealized gain
  or loss on investments .............................            1.76               2.42               0.34
                                                         -------------       ------------       ------------
    Total from investment operations .................            1.82               2.49               0.35
                                                         -------------       ------------       ------------
LESS DISTRIBUTIONS:
 From net investment income ..........................           (0.06)             (0.07)             (0.01)
 From net realized gains on investments ..............           (1.56)             (0.56)                --
                                                         -------------       ------------       ------------
    Total distributions ..............................           (1.62)             (0.63)             (0.01)
                                                         -------------       ------------       ------------
Net asset value, end of period .......................   $       12.40       $      12.20       $      10.34
                                                         =============       ============       ============

Total return* ........................................           15.81%             24.30%              3.50%
Net assets, end of period (000's) ....................   $      19,244       $      9,923       $      7,756
Ratio of net expenses to average net assets ..........            0.60%              0.60%              0.60%(1)
Ratio of net investment income to average net
  assets .............................................            0.68%              0.68%              1.37%(1)
Ratio of expenses before reimbursement and waiver
  to average net assets ..............................            0.80%              0.82%                --
Portfolio turnover rate ..............................          143.02%            165.70%                --

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                         See Notes to Financial Statements.   45

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS SMALL CAP
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                               PERIOD FROM
                                                                                            DECEMBER 19, 1997
                                                         YEAR ENDED          YEAR ENDED      (COMMENCEMENT OF
                                                        DECEMBER 31,        DECEMBER 31,       OPERATIONS)
                                                            1999                1998       TO DECEMBER 31, 1997
                                                        ------------        ------------   --------------------
Net asset value, beginning of period ..................  $     9.86          $    10.42         $    10.00
                                                         ----------          ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................        0.02                0.04               0.01+
 Net realized and change in unrealized gain or
  loss on investments .................................        1.04               (0.19)              0.42
                                                         ----------          ----------         ----------
   Total from investment operations ...................        1.06               (0.15)              0.43
                                                         ----------          ----------         ----------
LESS DISTRIBUTIONS:
 From net investment income ...........................       (0.02)              (0.04)             (0.01)
 From net realized gains on investments ...............          --               (0.37)                --
                                                         ----------          ----------         ----------
   Total distributions ................................       (0.02)              (0.41)             (0.01)
                                                         ----------          ----------         ----------
Net asset value, end of period ........................  $    10.90          $     9.86         $    10.42
                                                         ==========          ==========         ==========

Total return* .........................................       10.79%              (1.35)%             4.33%
Net assets, end of period (000's) .....................  $   12,484          $    7,599         $    7,817
Ratio of net expenses to average net assets ...........        0.60%               0.60%              0.60%(1)
Ratio of net investment income to average net
 assets ...............................................        0.28%               0.38%              1.90%(1)
Ratio of expenses before reimbursement and waiver
 to average net assets ................................        0.90%               0.87%                --
Portfolio turnover rate ...............................      106.89%             141.99%                --


(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


46   See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Aetna Variable Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Index Plus Bond VP, Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP, series of Aetna Variable Portfolios, Inc. (collectively the Index Plus Portfolios), including the portfolios of investments as of December 31, 1999, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Index Plus Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Index Plus Bond VP, Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP as of December 31, 1999, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                          KPMG LLP

Hartford, Connecticut
February 4, 2000

                                                                 Aetna Ascent VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Ascent VP                     Jul-95             Dec-95                                Dec-96                                Dec-97
Aetna Ascent VP               10,000    10,601   11,045    11,453   12,049    12,654   13,650    13,617   15,103    16,524   16,366
Russell 3000 Index            10,000    10,901   11,470    12,097   12,602    12,974   13,973    14,094   16,455    17,990   18,413
Ascent Composite              10,000    10,526   10,955    11,278   11,624    11,968   12,850    12,738   14,102    15,081   14,942

Ascent VP                                                 Dec-98                             12/31/1999
Aetna Ascent VP               17,917   17,939   15,508    17,069   16,692    18,280   17,609     19,520
Russell 3000 Index            20,816   21,195   18,823    22,857   23,632    25,454   23,779     27,636
Ascent Composite              16,112   16,035   14,531    16,216   17,293    17,089   16,635     18,253


                                                             Aetna Crossroads VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Crossroads VP                 Jul-95             Dec-95                                Dec-96                                Dec-97
Aetna Crossroads VP           10,000    10,532   10,930    11,233   11,739    12,207   12,985    12,995   14,151    15,323   15,268
Salomon Broad Index           10,000    10,190   10,632    10,447   10,498    10,694   11,017    10,959   11,354    11,731   12,077
Crossroads Composite          10,000    10,429   10,841    11,048   11,321    11,628   12,345    12,244   13,319    14,101   14,081
Crossroads VP                                             Dec-98                             12/31/1999
Aetna Crossroads VP           16,408   16,528   14,984    16,170   15,890    16,943   16,494     17,822
Salomon Broad Index           12,271   12,556   13,076    13,129   13,069    12,948   13,041     13,020
Crossroads Composite          14,955   14,978   14,076    15,329   16,056    15,890   15,626     16,759

                                                                 Aetna Legacy VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Legacy VP                     Jul-95             Dec-95                                Dec-96                                Dec-97
Aetna Legacy VP               10,000    10,451   10,827    11,036   11,403    11,773   12,363    12,347   13,236    14,088   14,156
Salomon Broad Index           10,000    10,190   10,632    10,447   10,498    10,694   11,017    10,959   11,354    11,731   12,077
Legacy Composite              10,000    10,332   10,727    10,822   11,023    11,294   11,855    11,762   12,569    13,171   13,256
Legacy VP                                                 Dec-98                             12/31/1999
Aetna Legacy VP               14,932   15,085   14,290    15,139   14,979    15,668   15,435     16,212
Salomon Broad Index           12,271   12,556   13,076    13,129   13,069    12,948   13,041     13,020
Legacy Composite              13,867   13,975   13,605    14,453   14,867    14,736   14,639     15,340


48 See Definition of Terms.

  -------------------------------------------------------------------------
                            Average Annual Total Returns
                      for the period ended December 31, 1999*
  -------------------------------------------------------------------------
                      Ascent VP         Crossroads VP       Legacy VP
  -------------------------------------------------------------------------
  Inception Date  1 Year  Inception   1 Year  Inception   1 Year  Inception
  -------------------------------------------------------------------------
     07/05/95     14.35%    16.06%    10.22%    13.73%     7.10%   11.36%
  -------------------------------------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Ascent VP has added the Russell 3000 Index as the primary benchmark. Ascent is the most aggressive of the Generation Portfolios with a larger allocation to equities. The Russell 3000 is a broad-based equity index which includes large cap, mid cap, small cap and real estate investment trusts (REIT) securities which are reflective of the domestic equity allocation of the Portfolio. Crossroads VP and Legacy VP have added the Salomon Smith Barney Broad Investment Grade Bond (Salomon Broad) Index as the primary benchmark. Crossroads and Legacy are the more conservative of the Generation Portfolios with a larger allocation to fixed income securities. The Salomon Broad Index is a broad-based bond index which is reflective of the domestic bond allocation of those Portfolios.

The secondary benchmarks for the Portfolios are the composite benchmarks which are made up of seven asset class indices. The composite benchmark may serve as a better comparison for the Portfolio because it is more representative of the actual securities and allocations of the Portfolios.

                        AETNA GENERATION PORTFOLIOS, INC.

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

For the year ended December 31, 1999, the performance for the Aetna Generation Portfolios, Inc. (Ascent VP, Crossroads VP and Legacy VP) and their respective benchmarks and composite indices are listed below.

--------------------------------------------------------------------------------------------
                           PORTFOLIO                      BENCHMARK INDEX    COMPOSITE INDEX
GENERATION PORTFOLIOS       RETURN     BENCHMARK INDEX         RETURN             RETURN
--------------------------------------------------------------------------------------------
Ascent VP                   14.35%     Russell 3000 (a)        20.90%             12.57%
Crossroads VP               10.22%     Salomon Broad (b)       -0.83%              9.33%
Legacy VP                    7.10%     Salomon Broad (b)       -0.83%              6.14%

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

Serving as a backdrop for each of the Generation Portfolios' performance are the returns for the various indices for each of the asset classes among which the Generation Portfolios allocate investments (shown below) for the year ended December 31, 1999. The combination of these seven indices in different weights comprise the overall benchmarks against which we measure each Generation Portfolio's performance.

--------------------------------------------------------------------------------
                                                                        INDEX
ASSET CLASS                    BENCHMARK INDEX                          RETURN
--------------------------------------------------------------------------------
Large Cap Stocks               S&P 500 (c)                               21.04%
Small/Mid Cap Stocks           Russell 2500 (d)                          24.15%
International Stocks           MSCI EAFE (e)                             27.30%
Real Estate Stocks             NAREIT Equity (f)                         -4.62%
U.S. Dollar Bonds              Salomon Broad (b)                         -0.83%
International Bonds            S.B. Non-U.S. WGBI (g)                    -5.07%
Cash Equivalents               U.S. 90 Day T-Bill (h)                     4.74%

Over the past twelve months, the stock market produced impressive returns largely due to the continued strength of growth stocks, particularly in the technology sector. For example, the S&P 500 Growth Index(i), was up 28.2% compared to 12.7% for the S&P 500 Value Index(j). Stocks advanced despite rising interest rates. For example, the benchmark 30-year Treasury bond yielded 5.10% on December 31, 1998, but a year later the yield had climbed to 6.48%. Usually, stocks have difficulty during such an adverse interest rate environment.


                                                   See Definition of Terms.   49

What explains the astounding performance of equities? Certainly not attractive valuation. According to our valuation disciplines, and that of most others market watchers (including Federal Reserve Chairman Alan Greenspan), the market has been overvalued by historic norms for the entire period. Earnings growth during the period was solid, but not spectacular, so earnings alone do not provide the answer.

Perhaps the flood of liquidity coming into U.S. stocks from both domestic and foreign investors best explains the behavior of the market over the past twelve months. Foreign markets tumbled during the summer of 1998, scaring many investors into the "safe haven" of the U.S. In addition, U.S. investors continued in their enthusiasm for owning stock mutual funds, particularly index and growth funds. This liquidity naturally flowed to the largest and most liquid stocks. In general, the rich got richer, as large cap growth stocks whose price/earnings ratios began the year well ahead of the average stock saw further multiple expansion based upon strong earnings growth and the outlook for more of the same. As an investment discipline, Value proved very disappointing, as stocks which appeared relatively overvalued became even more so. The most rewarding investment style was momentum, especially price momentum - buying the stocks which have seen their prices appreciate most.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIOS' PERFORMANCE OVER THE PAST TWELVE MONTHS?

Outperformance over the past twelve months is largely due to positive stock selection results across all of our equity asset classes. For example, one of our big large cap stock winners was Adobe Systems, up 188% during the twelve-month period. Among our small and mid cap holdings was Visx Inc., a company that develops proprietary technologies and systems for laser vision correction, which was up 137%. Our foreign equity portfolio included Nokia, the Finnish manufacturer of cellular phones and equipment, which was up 220%.

Asset allocation decisions detracted somewhat from the overall performance during the period. Despite already low valuation levels, equity REITs continued to suffer, and our overweight position hurt performance. Our underweight position in U.S. and international bonds helped performance as these asset classes performed poorly over the past year.

Listed below are the asset class allocation breakdowns:

---------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION:                  % OF
                                NET ASSETS            NOTIONAL VALUE*            ECONOMIC EXPOSURE*
ASSET CLASS                      12/31/99       OF FUTURES     OF OPTIONS       12/31/99    12/31/98    BENCHMARK    RANGE
---------------------------------------------------------------------------------------------------------------------------
ASCENT
------
Large Cap Stocks                   26.8%               --          --              26.8%      17.4%         20%       0-60%
Small/Mid Cap Stocks               10.9%               --         1.8%             12.7%      28.8%         20%       0-40%
International Stocks               29.4%               --          --              29.4%      13.1%         20%       0-40%
International Bonds                 0.4%              0.6%         --               1.0%       0.6%         10%       0-20%
Real Estate Stocks                 11.4%               --          --              11.4%      30.5%         20%       0-40%
U.S. Dollar Bonds                   6.7%               --          --               6.7%       4.5%         10%       0-30%
Cash Equivalents                   14.4%             (0.6)%      (1.8%)            12.0%       5.1%          --       0-30%
                                -------------------------------------------------------------------------------
                                  100.0%               --          --             100.0%     100.0%        100%
                                ===============================================================================
CROSSROADS
----------
Large Cap Stocks                   22.1%               --          --             22.1%       13.2%         15%       0-45%
Small/Mid Cap Stocks                7.2%              1.0%        1.8%            10.0%       21.4%         15%       0-30%
International Stocks               22.2%               --          --             22.2%       11.0%         15%       0-30%
International Bonds                 1.8%              1.3%         --              3.1%        2.5%         10%       0-20%
Real Estate Stocks                  9.0%               --          --              9.0%       22.8%         15%       0-30%
U.S. Dollar Bonds                  24.9%               --          --             24.9%       14.8%         25%       0-70%
Cash Equivalents                   12.8%             (2.3)%      (1.8%)            8.7%       14.3%          5%       0-30%
                                -------------------------------------------------------------------------------
                                  100.0%               --          --            100.0%      100.0%        100%
                                ===============================================================================


50   See Definition of Terms.

---------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION:                  % OF
                                NET ASSETS            NOTIONAL VALUE*            ECONOMIC EXPOSURE*
ASSET CLASS                      12/31/99       OF FUTURES     OF OPTIONS       12/31/99    12/31/98    BENCHMARK    RANGE
---------------------------------------------------------------------------------------------------------------------------
LEGACY
------
Large Cap Stocks                   15.1%               --          --             15.1%        8.8%         10%       0-30%
Small/Mid Cap Stocks                4.9%              1.2%        1.9%             8.0%       14.5%         10%       0-20%
International Stocks               15.2%               --          --             15.2%        8.3%         10%       0-20%
International Bonds                 3.4%              2.0%         --              5.4%        4.7%         10%       0-20%
Real Estate Stocks                  5.5%               --          --              5.5%       16.2%         10%       0-20%
U.S. Dollar Bonds                  44.0%               --          --             44.0%       24.2%         40%      0-100%
Cash Equivalents                   11.9%             (3.2)%      (1.9)%            6.8%       23.2%         10%       0-30%
                                -------------------------------------------------------------------------------
                                  100.0%               --          --            100.0%      100.0%        100%
                                ===============================================================================

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Portfolio's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

WHAT IS YOUR OUTLOOK GOING FORWARD?

In response to wide credit yields, we plan to keep our equity REIT exposure to an underweight position. We continue to hold an underweight position in Small/Mid Cap stocks. Research has shown that when credit spreads (Treasury yields - corporate bond yields) are wide as they are now, it indicates an aversion to credit risk and a preference for liquidity, which are negative for both small cap stocks and equity REITs. Alternatively, many foreign markets are undervalued relative to their historic norms, and their fundamental outlook is improving as growth rate expectations for foreign economies and company earnings increase. We will continue to avoid foreign bond markets because interest rates are generally more attractive in the U.S. than abroad. In fact, we have increased our U.S. bond allocation in response to the increase in U.S. interest rates over the past year.

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.


                                                   See Definition of Terms.   51

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(b) Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

(c) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(d) The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index. Each of these indices assumes reinvestment of all dividends and is unmanaged.

(e) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(f) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.

(g)   The Salomon Brothers Non-U.S. World Government Bond Index (S.B. Non-U.S.
      WGBI) serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

(h) Three-month Treasury bills are backed by full faith and credit of the U.S. Government, short-term investments are equivalent to cash because their maturity is only three months.

(i) S&P 500 Growth Index is the Standard & Poor's 500 Growth Index. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Growth index contains companies with higher price-to-book ratios, while the Value index contains those with lower ratios.

(j) S&P 500 Value Index is the Standard & Poor's 500 Value Index. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Value index contains companies with lower price-to-book ratios, while the Growth index contains those with higher ratios.

The unmanaged indices described above are not available for individual investment.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
ASCENT
================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------
COMMON STOCKS (78.9%)
UNITED STATES (49.4%)
AIR TRANSPORT (0.3%)
America West Holdings Corp. + ............              5,300         $  109,975
Delta Air Lines, Inc. ....................             10,200            508,088
UAL Corp. + ..............................              1,300            100,831
                                                                      ----------
                                                                         718,894
                                                                      ----------
AUTO PARTS AND HARDWARE (0.5%)
Audiovox Corp. + .........................              4,300            130,075
Black & Decker Corp. .....................             13,600            710,600
Cooper Tire & Rubber Co. .................             19,300            300,356
                                                                      ----------
                                                                       1,141,031
                                                                      ----------
AUTOMOTIVE (0.7%)
Ford Motor Co. ...........................             20,800          1,111,500
Monaco Coach Corp. + .....................             15,300            391,107
Superior Industries International, Inc ...                500             13,406
                                                                      ----------
                                                                       1,516,013
                                                                      ----------
BANKS AND THRIFTS (2.3%)
Astoria Financial Corp. ..................              2,400             73,050
Chase Manhattan Corp. ....................             17,600          1,367,300
Downey Financial Corp. ...................              1,600             32,300
Golden State Bancorp, Inc. + .............             22,500            388,125
Golden West Financial Corp. ..............             27,000            904,500
J.P. Morgan & Co. ........................              6,300            797,738
Republic New York Corp. ..................              2,600            187,200
SouthTrust Corp. .........................             25,200            952,875
UnionBanCal Corp. ........................              7,500            295,781
                                                                      ----------
                                                                       4,998,869
                                                                      ----------
BIOTECH AND MEDICAL PRODUCTS (1.1%)
Bio-Rad Labs, Inc. + .....................             24,000            561,000
Chiron Corp. + ...........................              3,700            156,787
Cooper Companies, Inc. ...................              3,800            114,475
Datascope Corp. + ........................              2,400             96,000
Hanger Orthopedic Group, Inc. + ..........             11,200            112,000
IDEC Pharmaceuticals Corp. + .............              1,000             98,250
Liposome Co., Inc. + .....................              4,400             53,694
MedImmune, Inc. + ........................                600             99,525
Mentor Corp. .............................              4,400            113,575
Molecular Devices Corp. + ................              3,800            197,600
Ocular Sciences, Inc. + ..................              7,400            139,675
Pathogenesis Corp. + .....................              9,900            212,231
PolyMedica Corp. + .......................              3,900             90,187
Thermo BioAnalysis Corp. + ...............              3,100             56,963
Varian, Inc. + ...........................             11,300            254,250
                                                                      ----------
                                                                       2,356,212
                                                                      ----------
COMMERCIAL SERVICES (0.4%)
CMGI Inc. + ..............................              1,400            387,625
Franklin Covey Co. + .....................             18,700            140,250
Galileo International, Inc. ..............                700             20,956
Herman Miller, Inc. ......................              4,300             98,900
Mail-Well, Inc. + ........................              4,900             66,150
Modis Professional Services + ............              3,100             44,175
                                                                      ----------
                                                                         758,056
                                                                      ----------
COMPUTERS (2.0%)
Apple Computer, Inc. + ...................              7,500            771,094
Cabletron Systems,  Inc. + ...............             26,000            676,000
Gateway, Inc. + ..........................             10,400            749,450
Harmonic Inc. + ..........................              1,200            113,925
Sun Microsystems, Inc. + .................             24,200          1,873,987
                                                                      ----------
                                                                       4,184,456
                                                                      ----------
CONGLOMERATE AND AEROSPACE (0.6%)
Boeing Co. ...............................             17,200            714,875
Cordant Technologies, Inc. ...............              2,200             72,600
Northrop Grumman Corp. ...................              6,300            340,594
Textron, Inc. ............................                800             61,350
                                                                      ----------
                                                                       1,189,419
                                                                      ----------
CONSUMER FINANCE (0.3%)
Freddie Mac Corp. ........................             11,900            560,044
                                                                      ----------
CONSUMER PRODUCTS (0.9%)
Kimberly-Clark Corp. .....................              4,300            280,575
Procter & Gamble Co. .....................             15,400          1,687,262
                                                                      ----------
                                                                       1,967,837
                                                                      ----------
CONSUMER SERVICES (1.3%)
Argosy Gaming Co. + ......................              4,700             73,144
Carnival Corp. ...........................              3,400            162,563
Extended Stay America, Inc. + ............             48,300            368,287
Hollywood Park, Inc. + ...................             16,800            376,950
Jack in the Box Inc. + ...................             11,400            235,837
Lakes Gaming, Inc. + .....................             12,925            102,592
MGM Grand, Inc. + ........................              2,200            110,688
National R.V. Holdings, Inc. + ...........             22,000            423,500
Sonic Corp. + ............................             18,850            537,225
Tricon Global Restaurants, Inc. + ........              7,600            293,550
                                                                      ----------
                                                                       2,684,336
                                                                      ----------
CONSUMER SPECIALTIES (0.7%)
Brunswick Corp. ..........................             37,800            841,050
JAKKS Pacific, Inc. + ....................             17,850            333,572
Russ Berrie & Co., Inc. ..................             13,800            362,250
                                                                      ----------
                                                                       1,536,872
                                                                      ----------
DATA AND IMAGING SERVICES (6.9%)
Advanced Digital Information Corp + ......              1,800             87,525
America Online, Inc. + ...................             15,000          1,131,562
Ancor Communications, Inc. + .............              1,400             95,025
Aspen Technology, Inc. + .................              2,800             74,025
Avant! Corp. + ...........................              2,200             33,000
Brio Technology, Inc. + ..................              1,900             79,800
BroadVision, Inc. + ......................              1,100            187,069
Cisco Systems, Inc. + ....................             18,100          1,938,962
Citrix Systems, Inc. + ...................                700             86,100
Cognizant Technology Solutions Corp. + ...              1,200            131,175
Concord Communications, Inc. + ...........              1,300             57,688


                                     See Notes to Portfolio of Investments.   53

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
ASCENT (CONTINUED)
================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

UNITED STATES (CONTINUED)
DATA AND IMAGING SERVICES (CONTINUED)
DST Systems, Inc. + ......................                200        $    15,263
Electronic Data Systems Corp. ............             10,400            696,150
Electronics for Imaging, Inc. + ..........                700             40,688
Emulex Corp. + ...........................              1,000            112,500
Exodus Communications, Inc. + ............              1,200            106,575
FileNET Corp. + ..........................              2,300             58,650
First Data Corp. .........................             14,300            705,169
Go2Net, Inc. + ...........................                500             43,500
In Focus Systems, Inc. + .................              4,300             99,706
Legato Systems, Inc. + ...................              1,000             68,813
Mapics, Inc. + ...........................              9,500            119,937
Mercury Computer Systems, Inc. + .........              9,600            336,000
Mercury Interactive Corp. + ..............              1,700            183,494
Microsoft Corp. + ........................             37,300          4,354,775
National Computer Systems, Inc. ..........                600             22,575
Network Appliance, Inc. + ................              1,200             99,675
Network Equipment Technology Inc. + ......              7,200             85,050
Network Solutions, Inc. + ................                600            130,537
Oracle Corp. + ...........................              1,100            123,269
Puma Technology, Inc. + ..................              1,400            182,875
QLogic Corp. + ...........................              1,300            207,837
Rational Software Corp. + ................              1,600             78,600
Razorfish Inc. + .........................              1,300            123,662
Remedy Corp. + ...........................              1,900             90,013
Sapient Corp. + ..........................              1,700            239,594
SEI Investments Co. ......................              1,100            130,917
SERENA Software, Inc. + ..................              4,700            145,406
Siebel Systems, Inc. + ...................              1,600            134,400
Sterling Software, Inc. + ................              2,700             85,050
TSI International Software Ltd. + ........              2,200            124,575
Unify Corp. + ............................             10,400            284,700
VeriSign, Inc. + .........................                800            152,750
Xircom, Inc. + ...........................             13,500          1,012,500
Yahoo! Inc. + ............................                700            302,881
                                                                     -----------
                                                                      14,600,017
                                                                     -----------
DISCRETIONARY RETAIL (3.3%)
Abercrombie & Fitch Co. + ................              1,000             26,688
American Eagle Outfitters, Inc. + ........              4,550            204,750
Building Materials Holding Corp. + .......             10,300            105,575
Cato Corp. (The) .........................              7,600             95,950
Costco Wholesale Corp. + .................             11,200          1,022,000
Dayton Hudson Co. ........................              2,800            205,625
Federated Department Stores, Inc. + ......             21,100          1,066,869
Home Depot, Inc. .........................             15,600          1,069,575
Kohl's Corp. + ...........................                900             64,969
Lowe's Co., Inc. .........................             11,100            663,225
Musicland Stores Corp. + .................             41,500            350,156
PC Connection,  Inc. + ...................              8,800            303,600
Sonic Automotive, Inc. + .................              4,300             41,925
The Limited, Inc. ........................                800             34,650
Wal-Mart Stores, Inc. ....................             23,501          1,624,464
Zale Corp. + .............................              4,500            217,687
                                                                     -----------
                                                                       7,097,708
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Providian Financial Corp. ................              1,900            173,019
                                                                     -----------
DRUGS (1.4%)
Allergan, Inc. ...........................              6,200            308,450
Andrx Corp. + ............................              1,200             50,775
Dura Pharmaceuticals, Inc. + .............              2,600             36,238
Johnson & Johnson ........................              1,100            102,437
King Pharmaceuticals, Inc. + .............              3,900            218,644
Medicis Pharmaceutical Corp. + ...........              3,100            131,944
Merck & Co., Inc. ........................              8,900            596,856
Perrigo Co. + ............................              3,900             31,200
Pfizer, Inc. .............................             46,400          1,505,100
                                                                     -----------
                                                                       2,981,644
                                                                     -----------
ELECTRIC UTILITIES (0.2%)
Allegheny Energy, Inc. ...................              2,800             75,425
Energy East Corp. ........................              2,500             52,031
Florida Progress Corp. ...................              1,600             67,700
GPU, Inc. ................................              9,500            284,406
Potomac Electric Power Co. ...............                300              6,881
Puget Sound Energy, Inc. .................                700             13,563
                                                                     -----------
                                                                         500,006
                                                                     -----------
ELECTRONIC MEDIA (0.4%)
Clear Channel Communications, Inc. + .....              3,700            330,225
Pixar, Inc. + ............................              2,700             95,512
Univision Communications, Inc. * .........              3,300            337,219
                                                                     -----------
                                                                         762,956
                                                                     -----------
FOOD AND BEVERAGE (0.4%)
Canandiagua Brands, Inc. + ...............              3,100            158,100
Coors (Adolph) Co. .......................              1,400             73,500
Corn Products International, Inc. ........              7,600            248,900
Earthgrains Co. (The) ....................              3,000             48,375
IBP, Inc. ................................              3,700             66,600
Kellogg Co. ..............................              1,900             58,544
M&F Worldwide Corp. + ....................             29,600            149,850
Sara Lee Corp. ...........................              5,700            125,756
                                                                     -----------
                                                                         929,625
                                                                     -----------
FOOD AND DRUG RETAIL (0.4%)
Sysco Corp. ..............................             21,600            854,550
                                                                     -----------
FOREST PRODUCTS AND BUILDING MATERIALS (0.7%)
Champion International Corp. .............              2,000            123,875
Georgia-Pacific Corp. ....................             18,700            949,025
International Paper Co. ..................              2,200            124,162
Temple-Inland Inc. .......................                500             32,969
USG Corp. ................................              2,000             94,250
Weyerhaeuser Co. .........................              1,400            100,538


54  See Notes to Portfolio of Investments.

================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------
UNITED STATES (CONTINUED)
FOREST PRODUCTS AND BUILDING MATERIALS (CONTINUED)
Willamette Industries, Inc. ..............              1,100         $   51,081
                                                                      ----------
                                                                       1,475,900
                                                                      ----------
GAS UTILITIES (0.7%)
Energen Corp. ............................             32,600            588,837
Kinder Morgan Inc. .......................              4,200             84,788
Northwest Natural Gas Co. ................              1,500             32,906
People's Energy Corp. ....................                700             23,450
Questar Corp. ............................              6,100             91,500
Sempra Energy ............................             44,426            771,902
                                                                      ----------
                                                                       1,593,383
                                                                      ----------
HEALTH SERVICES (0.2%)
Lincare Holdings Inc. + ..................                800             27,750
MedQuist, Inc. + .........................              2,100             54,206
Patterson Dental Co. + ...................              4,900            208,862
Sunquest Information Systems, Inc. + .....              3,900             52,650
United Healthcare Corp. ..................              1,100             58,438
                                                                      ----------
                                                                         401,906
                                                                      ----------
HEAVY MACHINERY (0.1%)
PACCAR, Inc. .............................              3,800            168,388
                                                                      ----------
HOUSING AND FURNISHINGS (0.6%)
Maytag Corp. .............................                800             38,400
MDC Holdings, Inc. .......................             44,600            699,662
Pulte Corp. ..............................             11,000            247,500
Ryland Group, Inc. .......................              9,000            207,563
                                                                      ----------
                                                                       1,193,125
                                                                      ----------
INDUSTRIAL SERVICES (0.1%)
Reckson Service Industries, Inc. + .......              4,332            270,209
                                                                      ----------
INSURANCE (0.6%)
AFLAC, Inc. ..............................              7,000            330,312
CIGNA Corp. ..............................              2,600            209,462
Conseco, Inc. ............................              6,700            119,763
Lincoln National Corp. ...................             14,900            596,000
Mony Group Inc. + ........................              1,000             29,188
PMI Group, Inc. (The) ....................              1,600             78,100
                                                                      ----------
                                                                       1,362,825
                                                                      ----------
INVESTMENT SERVICES (0.8%)
Donaldson, Lufkin & Jenrette, Inc. .......              1,200             58,050
Goldman Sachs Group, Inc. (The) ..........                200             18,838
Lehman Brothers Holdings Inc. ............             12,300          1,041,656
Morgan Stanley Dean Witter & Co. .........              4,000            571,000
                                                                      ----------
                                                                       1,689,544
                                                                      ----------
MAJOR TELECOMMUNICATIONS (1.6%)
AT&T Corp. ...............................             16,500            837,375
BellSouth Corp. ..........................             23,300          1,090,731
MCI Worldcom, Inc. + .....................             27,900          1,480,444
Western Wireless Corporation .............              1,800            120,150
                                                                      ----------
                                                                       3,528,700
                                                                      ----------
MISCELLANEOUS METALS (0.1%)
Freeport-McMoRan Copper & Gold, Inc. + ...              5,500            116,187
Minerals Technologies Inc. ...............                300             12,019
                                                                      ----------
                                                                         128,206
                                                                      ----------
OIL (1.1%)
Apache Corp. .............................              1,300             48,019
Atlantic Richfield Co. ...................             10,100            873,650
Kerr-McGee Corp. .........................              3,200            198,400
Penn Virginia Corp. ......................             24,000            402,000
Pennzoil-Quaker State Co. + ..............              2,030             20,681
Phillips Petroleum Co. ...................              1,700             79,900
Tesoro Petroleum Corp. + .................             37,000            427,812
Ultramar Diamond Shamrock Corp. ..........              2,700             61,256
USX-Marathon Group .......................             11,500            283,906
                                                                      ----------
                                                                       2,395,624
                                                                      ----------
OIL SERVICES (0.3%)
Atwood Oceanics, Inc. + ..................              1,600             61,800
Nabors Industries, Inc. + ................             13,100            405,281
Pride International, Inc. + ..............              3,900             57,038
Seitel, Inc. + ...........................             10,200             68,850
Tidewater, Inc. ..........................                700             25,200
Transocean Sedco Forex Inc. ..............              3,000            101,062
                                                                      ----------
                                                                         719,231
                                                                      ----------
OTHER TELECOMMUNICATIONS (0.3%)
Broadwing Inc. ...........................              1,400             51,625
Citizens Utilities Co. + .................              1,124             15,947
NEXTLINK Communications, Inc. + ..........              4,200            348,862
Telephone & Data Systems, Inc. ...........              1,500            189,000
United States Cellular Corp. + ...........              1,300            131,219
                                                                      ----------
                                                                         736,653
                                                                      ----------
PRINT MEDIA (0.6%)
Central Newspapers, Inc. .................              2,000             78,750
Gannett Co., Inc. ........................              1,600            130,500
McClatchy Co. ............................              4,600            198,950
Tribune Co. ..............................             14,800            814,925
                                                                      ----------
                                                                       1,223,125
                                                                      ----------
PRODUCER GOODS (0.5%)
Dover Corp. ..............................              6,800            308,550
Graco, Inc. ..............................              2,700             96,863
Parker-Hannifin Corp. ....................              1,300             66,706
RTI International Metals, Inc. + .........             13,900            104,250
Tecumseh Products Co. ....................                500             23,594
Transportation Technologies
 Industries, Inc. + ......................             14,100            254,681
Zebra Technologies, Inc. + ...............              4,000            234,000
                                                                      ----------
                                                                       1,088,644
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS (11.3%)
Alexandria Real Estate Equities, Inc .....              4,100            130,431
AMB Property Corp. .......................              1,800             35,888
Apartment Investment & Management Co .....             21,600            859,950
Avalon Bay Communities, Inc. .............             14,170            486,208
Beacon Capital + * .......................             38,400            460,800
Boston Properties, Inc. ..................             38,600          1,201,425


                                      See Notes to Portfolio of Investments.  55

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
ASCENT (CONTINUED)
================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

UNITED STATES (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Bradley Real Estate, Inc. ................              6,300        $   109,856
Cabot Industrial Trust ...................              7,300            134,138
Capital Automotive REIT, Inc. ............             18,400            224,250
Captec Net Lease Realty, Inc. ............              6,400             48,000
CBL & Associates Properties, Inc. ........             16,800            346,500
Colonial Properties Trust ................             23,100            535,631
Cornerstone Properties, Inc. .............             22,500            329,062
Crescent Real Estate Equities, Inc. ......             27,700            508,987
Criimi Mae, Inc. .........................             12,200             17,538
Developers Diversified Realty Corp. ......             16,000            206,000
Duke-Weeks Realty Corp. ..................             18,774            366,093
Equity Office Properties Trust ...........             99,600          2,452,650
Equity Residential Properties Trust ......             55,424          2,365,912
First Industrial Realty Trust, Inc. ......              9,800            268,887
General Growth Properties, Inc. ..........             14,900            417,200
Glenborough Realty Trust, Inc. ...........              9,900            132,413
Health Care REIT, Inc. ...................              4,600             69,575
Healthcare Realty Trust, Inc. ............              9,857            154,016
Home Properties of New York, Inc. ........             23,100            633,806
Hospitality Properties Trust .............             18,600            354,562
HRPT Properties Trust ....................             41,500            373,500
Kimco Realty Corp. .......................             53,200          1,802,150
Koger Equity, Inc. .......................             10,600            178,875
Liberty Property Trust ...................             28,500            691,125
Manufactured Home Communities, Inc. ......              2,400             58,350
National Golf Properties, Inc. ...........              3,900             77,025
Pan Pacific Retail Properties, Inc. ......              6,300            102,769
Parkway Properties, Inc. .................              4,800            138,300
Post Properties, Inc. ....................             20,600            787,950
Prentiss Properties Trust ................             26,100            548,100
ProLogis Trust ...........................             39,600            762,300
PS Business Parks, Inc. ..................             20,800            473,200
Public Storage, Inc. .....................             14,710            333,733
Reckson Associates Realty Corp. - Class B               2,233             50,801
Senior Housing Properties Trust ..........              4,180             51,989
Shurgard Storage Centers, Inc. ...........              3,900             90,431
Simon Property Group, Inc. ...............             33,100            759,231
SL Green Realty Corp. ....................              8,700            189,225
Spieker Properties, Inc. .................             26,900            980,169
Starwood Financial Inc. ..................             21,570            365,342
Starwood Hotels & Resort Worldwide, Inc ..             18,650            438,275
Summit Properties Inc. ...................             23,600            421,850
Sun Communities, Inc. ....................             11,950            384,641
Vornado Operating Co. + ..................              1,495              8,970
Vornado Realty Trust .....................             29,900            971,750
Weingarten Realty Investors ..............              7,500            292,031
                                                                     -----------
                                                                      24,181,860
                                                                     -----------
SEMICONDUCTORS AND ELECTRONICS (4.7%)
Adaptec, Inc. + ..........................              3,900            194,512
ADC Telecommunications, Inc. + ...........              1,700            123,356
Alpha Industries, Inc. + .................              1,600             91,700
Altera Corp. + ...........................              2,600            128,863
Amkor Technology, Inc. + .................              1,200             33,900
Anaren Microwave, Inc. + .................              4,500            243,562
Applied Materials, Inc. + ................             11,400          1,444,237
Applied Micro Circuits Corp. + ...........              1,100            139,975
Applied Science and Technology, Inc. + ...              5,400            179,466
AVX Corp. ................................                200              9,988
BroadCom Corp. + .........................                700            190,663
Carrier Access Corp. + ...................              2,300            154,819
Comverse Technology, Inc. + ..............                800            115,800
Cybex Computer Products Corp. + ..........              1,700             68,850
Hadco Corp. + ............................              2,700            137,700
Intel Corp. ..............................              8,600            707,887
KLA Instruments Corp. + ..................              9,200          1,024,650
Lattice Semiconductor Corp. + ............              4,400            207,350
Lucent Technologies, Inc. ................              8,600            643,387
Maxim Integrated Products, Inc. + ........              1,600             75,500
Microchip Technology, Inc. + .............                900             61,594
Micron Technology, Inc. + ................              6,700            520,925
Novellus Systems, Inc. + .................              1,200            147,038
PMC Sierra Inc. + ........................                700            112,219
Powerwave Technologies, Inc. + ...........                600             35,025
QUALCOMM Inc. + ..........................              4,000            704,500
RF Micro Devices, Inc. + .................              1,700            116,344
SanDisk Corporation + ....................              1,600            154,000
Sawtek, Inc. + ...........................              5,200            346,125
Scientific-Atlanta, Inc. .................              5,400            300,375
SDL, Inc. + ..............................                200             43,600
Semtech Corp. + ..........................              8,100            422,212
Synopsys, Inc. + .........................                300             20,025
Tellabs, Inc. + ..........................             16,300          1,046,256
Xilinx, Inc. + ...........................              2,800            127,313
                                                                     -----------
                                                                      10,073,716
                                                                     -----------
SPECIALTY CHEMICALS (0.1%)
Lubrizol Corp. (The) .....................              1,800             55,575
OM Group, Inc. ...........................              3,500            120,531
Praxair, Inc. ............................              1,200             60,375
                                                                     -----------
                                                                         236,481
                                                                     -----------
STEEL (0.1%)
Quanex Corp. .............................              7,300            186,150
Steel Dynamics, Inc. + ...................              4,800             76,500
                                                                     -----------
                                                                         262,650
                                                                     -----------
SURFACE TRANSPORT (0.5%)
Burlington Northern Santa Fe Corp. .......             36,100            875,425
Covenant Transport, Inc. + ...............              2,000             34,750
Union Pacific Corp. ......................              1,700             74,163
                                                                     -----------
                                                                         984,338
                                                                     -----------


56   See Notes to Portfolio of Investments.

================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

UNITED STATES (CONTINUED)
TEXTILES AND APPAREL (0.1%)
K-Swiss Inc. .............................              5,600       $    104,037
Nike, Inc. ...............................              1,900             94,169
Polymer Group, Inc. + ....................              4,300             78,475
Tommy Hilfiger Corp. + ...................              1,600             37,300
                                                                    ------------
                                                                         313,981
                                                                    ------------
TOBACCO (0.1%)
Schweitzer-Mauduit International, Inc ....             12,500            167,969
                                                                    ------------
TOTAL UNITED STATES (COST $100,050,144)...                           105,708,022
                                                                    ------------
FOREIGN COMMON STOCKS (29.5%)
AUSTRALIA (0.6%)
Foster's Brewing Group Ltd. (Food
 and Beverage) ...........................            415,000          1,191,502
                                                                    ------------
CANADA (1.3%)
Alcan Aluminum Ltd. (Aluminum) ...........              1,700             70,019
BCE Inc. (Other Telecommunications) ......             16,800          1,508,543
Canadian National Railway Co. (Surface
 Transport) ..............................             34,800            915,675
Trizec Hahn Corp. (Real Estate
 Investment Trusts) ......................             11,200            189,000
                                                                    ------------
TOTAL CANADA                                                           2,683,237
                                                                    ------------
DENMARK (1.3%)
Carli Gry International A/S
 (Textiles and Apparel) ..................             28,100            319,137
Novo-Nordisk A/S (Drugs) .................              4,800            636,002
Tele Danmark A/S (Other Telecommunications)            12,000            890,728
Vestas Wind Systems A/S (Producer Goods) +              5,600            991,861
                                                                    ------------
TOTAL DENMARK                                                          2,837,728
                                                                    ------------
FINLAND (2.4%)
Comptel Oyj (Computer Software) + ........             22,700          1,595,435
Nokia Corp., ADR (Semiconductors
 and Electronics) ........................              5,900          1,121,000
Perlos Oyj (Semiconductors and
 Electronics) + ..........................             26,300            926,345
Pohjola Group Insurance Corp. (Insurance)               9,100            549,467
Tietoenator Oyj (Computer Software) ......             15,100            942,145
                                                                    ------------
TOTAL FINLAND                                                          5,134,392
                                                                    ------------
FRANCE (1.4%)
Axa (Insurance) ..........................              3,400            473,548
France Telecom SA (Other
 Telecommunications) .....................              3,400            449,255
Groupe Danone (Food and Beverage) ........              2,500            588,715
Total Fina SA (Oil Services) .............              4,446            592,836
Vivendi (Conglomerate and Aerospace) .....              9,436            851,309
                                                                    ------------
TOTAL FRANCE                                                           2,955,663
                                                                    ------------
GERMANY (3.0%)
Buderus AG (Forest Products and
 Building Materials) .....................             87,300          1,475,953
DePfa Deutsche Pfandbriefbank AG
 (Banks and Thrifts) .....................             13,700         $1,022,995
Fresenius Medical Care AG (Biotech
 and Medical Products) ...................             10,100            862,935
Intershop Communications AG (Data
 and Imaging Services) + .................              3,600          1,014,401
Mannesmann AG (Data and Imaging Services)               3,700            891,777
Siemens AG (Electrical Machinery
 and Instruments) ........................              8,600          1,093,077
                                                                    ------------
TOTAL GERMANY                                                          6,361,138
                                                                    ------------
HONG KONG (0.3%)
China Telecom Ltd., ADR (Other
 Telecommunications) + ...................              5,100            655,669
                                                                    ------------
IRELAND (1.0%)
Allied Irish Banks (Banks and Thrifts) ...             36,426            414,961
CRH Plc (Forest Products and
 Building Materials) .....................             22,344            481,198
Waterford Wedgewood (Housing and
 Furnishings) ............................          1,178,599          1,197,944
                                                                    ------------
TOTAL IRELAND                                                          2,094,103
                                                                    ------------
ITALY (0.1%)
Banca Nazionale del Lavoro (Banks
 and Thrifts) + ..........................             89,200            297,127
                                                                    ------------
JAPAN (4.8%)
Canon, Inc. (Semiconductors and
 Electronics) ............................             17,000            675,607
FamilyMart Co., Ltd. (Discretionary Retail)             8,900            592,404
Fuji Heavy Industries Ltd. (Automotive) ..             44,000            301,488
Fujitsu Limited (Computers) ..............             11,000            501,762
Matsushita Electric Industrial Co.,  Ltd.
 (Electrical Machinery and Instruments) ..             23,000            637,138
Matsushita-Kotobuki Electronics
 Industries, Ltd. (Electrical
 Machinery and Instruments) ..............             14,000            281,617
Nippon Telegraph & Telephone (Major
 Telecommunications) .....................                 38            650,940
NTT Mobile Communication Network,
 Inc. (Other Telecommunications) * .......                 22            846,319
Promise Co., Ltd. (Consumer Finance) .....              2,000            101,801
Seino Transportation Co. Ltd. ............
 (Surface Transport) .....................            187,000            992,110
Sekisui Chemical Co., Ltd. ...............
 (Specialty Chemicals) ...................             86,000            381,343
Shin-Etsu Chemical Co., Ltd. .............
 (Specialty Chemicals) ...................             17,000            732,185
SoftBank Corp. (Semiconductors and
 Electronics) ............................              1,500          1,435,983
Sony Corp. (Housing and  Furnishings) ....              4,400          1,305,012
Terumo Corp. (Biotech and Medical Products)            17,000            454,287
The Tokio Marine & Fire Insurance
 Co., Ltd. (Insurance) ...................             39,000            456,196
                                                                    ------------
TOTAL JAPAN ..............................                            10,346,192
                                                                    ------------


                                      See Notes to Portfolio of Investments.  57

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
ASCENT (CONTINUED)
================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

MEXICO (0.3%)
Telefonos de Mexico SA, ADR (Other
 Telecommunications) *                                  6,601        $   742,505
                                                                     -----------
NETHERLANDS (4.1%)
Akzo Nobel NV (Specialty Chemicals) ......             12,900            646,499
Getronics NV (Computers) .................             10,600            844,851
ING Groep NV (Diversified Financial
 Services) ...............................             11,559            697,246
Kloninklijke KPN NV (Major
 Telecommunications) .....................              6,100            594,843
KPNQwest N.V. (Other Telecommunications) *             17,800          1,184,051
Philips Electronics NV (Electrical
 Machinery and Instruments) ..............              6,300            855,901
STMicroelectronics (Semiconductors
 and Electronics) ........................              5,400            830,360
United Pan-Europe Communications NV
 (Other Telecommunications) + ............             13,100          1,674,264
Vendex KBB N.V. (Discretionary Retail) ...             19,477            517,458
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit
 (Print Media) ...........................             16,900            887,442
                                                                     -----------
TOTAL NETHERLANDS                                                      8,732,915
                                                                     -----------
NORWAY (0.6%)
Christiania Bank Og Kredkasse
 (Banks and Thrifts) .....................             96,900            477,996
Ocean Rig ASA (Oil Services) + ...........             79,163            385,560
Petroleum Geo-Services ASA (PGS)
 (Oil Services) * ........................             29,000            517,889
                                                                     -----------
TOTAL NORWAY                                                           1,381,445
                                                                     -----------
SPAIN (1.0%)
Telefonica Publicidad e
 Informacion, S.A. (Consumer
 Services) * .............................             23,300          1,131,364
Telefonica de Espana (Major
 Telecommunications) * ...................             38,862            969,897
                                                                     -----------
TOTAL SPAIN                                                            2,101,261
                                                                     -----------
SWEDEN (1.5%)
Ericsson Telephone, ADR
 (Telecommunications Equipment) ..........             23,400          1,537,087
HiQ International AB (Data and
 Imaging Services) .......................             15,100            967,835
Icon Medialab International AB
 (Data and Imaging Services) * ...........             20,000            696,225
                                                                     -----------
TOTAL SWEDEN                                                           3,201,147
                                                                     -----------
SWITZERLAND (0.7%)
Adecco SA (Surface Transport) ............                970            755,385
The Swatch Group AG (Consumer
 Specialties) ............................                700            806,255
                                                                     -----------
TOTAL SWITZERLAND                                                      1,561,640
                                                                     -----------
UNITED KINGDOM (5.1%)
AstraZeneca Group Plc (Drugs) ............              9,800            406,613
Bank of Scotland (Banks and Thrifts) .....             74,712            867,921
British Telecom Plc (Other
 Telecommunications) .....................             49,364          1,206,730
Cable & Wireless Plc (Other
 Telecommunications) + ...................            111,900          1,896,559
Dixons Group Plc (Discretionary
 Retail) .................................             11,763            282,992
Granada Group Plc (Electronic Media) + ...             47,657            483,171
Kingfisher Plc (Discretionary Retail) ....             33,032            366,650
Prudential Plc (Insurance) ...............             66,300          1,306,875
Shell Transport & Trading Co. (Oil) ......             77,100            640,915
Shire Pharmaceuticals Group PLC (Drugs) *              12,199            355,302
SmithKline Beecham Plc (Drugs) ...........             29,376            374,956
Viatel, Inc. (Other Telecommunications) +              25,800          1,383,525
Vodafone Group Plc (Other
 Telecommunications) .....................             85,150            422,017
WPP Group Plc (Commercial Services) ......             64,400          1,020,741
                                                                     -----------
TOTAL UNITED KINGDOM                                                  11,014,967
                                                                     -----------
TOTAL FOREIGN COMMON STOCKS (COST $47,032,439)                        63,292,631
                                                                     -----------
TOTAL COMMON STOCKS (COST $147,082,583)                              169,000,653
                                                                     -----------
PREFERRED STOCKS (0.0%)

Criimi Mae, Inc. + .......................                918              7,688
TOTAL PREFERRED STOCKS (COST $78,731) ....                                 7,688
                                                                     -----------

                                                     NUMBER OF
                                                     CONTRACTS
                                                     ---------

CALL OPTIONS PURCHASED (0.2%)
Russell 2000 Index, Strike $470, Mar. 00 .                 76            346,750
                                                                     -----------
TOTAL CALL OPTIONS PURCHASED (COST $205,428)                             346,750
                                                                     -----------

                                                    PRINCIPAL
                                                      AMOUNT
                                                    ---------

LONG-TERM BONDS AND NOTES (7.2%)
CORPORATE BONDS (1.7%)
ABN AMRO Bank NV,7.55%,06/28/06 ..........         $   35,000             34,873
AT&T Capital Corp.,6.75%,02/04/02 ........             90,000             89,462
Bank of America
 Corp.,5.75%,03/01/04 ....................             30,000             28,432
Capital Auto Receivables Asset
 Trust,6.30%,05/15/04 ....................            370,000            367,471
Chemical Master Credit Card
 Trust,7.09%,02/15/09 ....................            130,000            128,333
Conoco Inc.,5.90%,04/15/04 ...............             70,000             66,827
DaimlerChrysler NA Holdings
 Inc.,7.20%,09/01/09 .....................             84,000             82,472
Diageo Capital Plc,7.25%,11/01/09 ........             90,000             88,186
Dow Chemical Co.,7.38%,11/01/29 ..........             30,000             28,695
Eastman Kodak Co.,6.50%,08/15/01 .........            110,000            109,212
Ford Motor Credit
 Corp.,6.70%,07/16/04 ....................             80,000             78,300
Ford Motor Credit
 Corp.,7.38%,10/28/09 ....................            150,000            148,087
Fortune Brands, Inc.,6.63%,07/15/28 ......             90,000             76,077
General Electric Capital Corp.,
 6.81%,11/03/03 ..........................            110,000            109,175
GTE Corp.,9.38%,12/01/00 .................            300,000            307,221


58   See Notes to Portfolio of Investments.

================================================================================

                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
                                                    ---------          ------

CORPORATE BONDS (CONTINUED)
MBNA Master Credit Card Trust,6.40%,
 01/18/05 ................................         $  400,000        $   395,600
Morgan Stanley Dean Witter & Co.,7.13%,
 01/15/03 ................................             65,000             64,949
Morgan Stanley Dean Witter &
 Co.,5.63%,01/20/04 ......................             35,000             32,968
Quebec Province Co.,5.75%,02/15/09 .......            185,000            164,221
Quebec Province Co.,7.50%,09/15/29 .......             40,000             38,775
Raytheon Co.,6.75%,08/15/07 ..............            150,000            139,939
Texaco Capital, Inc.,5.50%,01/15/09 ......            230,000            201,735
Tyco International Group SA,6.13%,01/15/09            700,000            616,546
U.S. West Communications Group,5.63%,
 11/15/08 ................................             90,000             78,213
United Technologies Corp.,7.50%,09/15/29 .            175,000            171,298
                                                                    ------------
TOTAL CORPORATE BONDS (COST $3,795,338) ..                             3,647,067
                                                                    ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (3.0%)
Federal Home Loan Mortgage
 Association,5.75%,03/15/09 ..............          1,027,000            935,728
Federal National Mortgage
 Association,6.00%,06/01/28-01/01/29 .....            811,223            742,521
Federal National Mortgage
 Association,6.63%,09/15/09 ..............            970,000            942,112
Federal National Mortgage
 Association-Convertible
 Loan,6.50%,11/01/27 .....................            784,654            742,481
Government National Mortgage
 Association,6.50%,01/15/29 ..............          1,128,973          1,060,529
Government National Mortgage
 Association,7.00%,04/15/26-02/15/28 .....          1,605,950          1,552,913
Government National Mortgage
 Association,8.00%,07/15/24 ..............            410,899            416,075
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $6,695,344)                                          6,392,359
                                                                    ------------
U.S. GOVERNMENT OBLIGATIONS (2.5%)
U.S. Treasury
 Note,5.25%,08/15/03-02/15/29 ............          1,180,000          1,100,568
U.S. Treasury Note,5.38%,06/30/03 ........          1,285,000          1,246,450
U.S. Treasury Note,5.50%,08/31/01 ........            630,000            622,812
U.S. Treasury Note,5.63%,09/30/01 ........             75,000             74,250
U.S. Treasury Note,5.88%,11/15/04 ........            327,000            320,614
U.S. Treasury Note,6.00%,08/15/04-08/15/09          2,021,000          1,972,323
                                                                    ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $5,447,336)                    5,337,017
                                                                    ------------
TOTAL LONG-TERM BONDS AND NOTES (COST $15,938,018)                    15,376,443
                                                                    ------------
SHORT-TERM INVESTMENTS (10.4%)
Federal Home Loan Bank,1.50%,01/03/00 ....          5,666,000          5,665,999
Merrill Lynch & Co., Inc.,5.57%,01/26/00 .          3,500,000          3,487,545
U.S. Treasury Bill,4.86%,02/17/00 @ ......          1,700,000          1,689,673
U.S. Treasury Bill,4.92%,02/17/00 @ ......            500,000            496,925
U.S. Treasury Bill,4.96%,02/17/00 @ ......            100,000             99,380
U.S. Treasury Bill,4.98%,02/17/00 @ ......            200,000            198,755
U.S. Treasury Bill,5.01%,02/17/00 @ ......            200,000            198,748
U.S. Treasury Bill,5.03%,02/17/00 @ ......          2,200,000          2,186,168
U.S. Treasury Bill,5.06%,02/17/00 @ ......            200,000            198,735
Wheels Inc.,7.50%,01/05/00 + .............          8,000,000          7,996,666
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $22,218,594).......................                            22,218,594
                                                                    ------------
TOTAL INVESTMENTS (COST $185,523,354)(A) .                           206,950,128

OTHER ASSETS LESS LIABILITIES ............                             7,461,375
                                                                    ------------
TOTAL NET ASSETS .........................                          $214,411,503
                                                                    ============
NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $186,149,521. Unrealized gains and losses, based on identified tax cost at

December 31, 1999, are as follows:

Unrealized gains ...................................               $ 30,888,795

Unrealized losses ..................................                (10,088,188)
                                                                   ------------

 Net unrealized gain ...............................               $ 20,800,607
                                                                   ============

Information concerning open futures contracts at December 31, 1999 is shown below:

                                       NOTIONAL
                          NO. OF        MARKET       EXPIRATION     UNREALIZED
                         CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                        -----------  -------------  ------------  --------------
    LONG CONTRACTS
    --------------

Long-Term Euro Bond
Futures...............       6         $  628,808      Mar 00       $  (14,914)

Swiss Government Bond
Futures...............       8            602,148      Mar 00           (6,142)
                                       ----------                   ----------
                                       $1,230,956                   $  (21,056)
                                       ==========                   ==========

Information concerning options written at December 31, 1999 is shown below:

                           NO. OF      EXERCISE     EXPIRATION       MARKET
                         CONTRACTS       PRICE         DATE           VALUE
                        ------------  -----------  -------------  --------------
     PUT OPTIONS
     -----------

Russell 2000 Index ...       76         $470.00       Mar 00        $(78,850)
                                                                    ========

+     Non-income producing security.
* Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.


                                         See Notes to Financial Statements.   59

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
ASCENT (CONTINUED)
================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)

Acquisition date and cost concerning illiquid securities at December 31, 1999 is shown below:

                                              ACQUISITION
                                                  DATE                   COST
                                              -----------                ----

Beacon Capital .....................              3/17/98             $  578,511

Wheels Inc. ........................             12/28/99              7,996,667
                                                                      ----------

                                                                      $8,575,178
                                                                      ==========

The market value of the total illiquid securities above is $8,457,466 which represents 3.94% of the total net assets.

Category percentages are based on net assets.


60   See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
CROSSROADS
================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

COMMON STOCKS (60.9%)
UNITED STATES (38.5%)
AIR TRANSPORT (0.3%)
America West Holdings Corp. * ............              4,300         $   89,225
Delta Air Lines, Inc. ....................              7,300            363,631
UAL Corp. + ..............................              1,200             93,075
                                                                      ----------
                                                                         545,931
                                                                      ----------
AUTO PARTS AND HARDWARE (0.6%)
Audiovox Corp. + .........................              2,900             87,725
Black & Decker Corp. .....................             17,700            924,825
Cooper Tire & Rubber Co. .................             13,800            214,762
                                                                      ----------
                                                                       1,227,312
                                                                      ----------
AUTOMOTIVE (0.5%)
Ford Motor Co. ...........................             11,000            587,812
Monaco Coach Corp. + .....................              8,100            207,056
Superior Industries International, Inc. ..              2,300             61,669
TRW, Inc. ................................                800             41,550
                                                                      ----------
                                                                         898,087
                                                                      ----------
BANKS AND THRIFTS (1.9%)
Astoria Financial Corp. ..................              1,800             54,788
Chase Manhattan Corp. ....................             13,100          1,017,706
Downey Financial Corp. ...................                900             18,169
Golden State Bancorp, Inc. + .............             21,900            377,775
Golden West Financial Corp. ..............             19,200            643,200
J.P. Morgan & Co. ........................              4,700            595,137
Republic New York Corp. ..................              1,700            122,400
SouthTrust Corp. .........................             17,600            665,500
UnionBanCal Corp. ........................              6,800            268,175
                                                                      ----------
                                                                       3,762,850
                                                                      ----------
BIOTECH AND MEDICAL PRODUCTS (0.6%)
Bio-Rad Labs, Inc. + .....................              8,100            189,337
Chiron Corp. + ...........................              1,300             55,088
Cooper Companies, Inc. ...................              2,200             66,275
Datascope Corp. + ........................              1,700             68,000
Gliatech Inc. + ..........................              2,600             43,225
Hanger Orthopedic Group, Inc. + ..........              9,200             92,000
IDEC Pharmaceuticals Corp. + .............                600             58,950
Liposome Co., Inc. + .....................              2,400             29,288
Mallinckrodt Inc. ........................                500             15,906
MedImmune, Inc. + ........................                400             66,350
Mentor Corp. .............................              2,500             64,531
Molecular Devices Corp. + ................              2,600            135,200
Ocular Sciences, Inc. + ..................              5,900            111,362
Pathogenesis Corp. + .....................              4,800            102,900
PolyMedica Corp. + .......................              2,600             60,125
Varian, Inc. + ...........................              3,500             78,750
                                                                      ----------
                                                                       1,237,287
                                                                      ----------
COMMERCIAL SERVICES (0.3%)
CMGI Inc. + ..............................                800            221,500
Franklin Covey Co. + .....................             14,600            109,500
Galileo International, Inc. ..............                600             17,962
Herman Miller, Inc. ......................              4,100             94,300
Mail-Well, Inc. + ........................              3,300             44,550
Modis Professional Services + ............              3,100             44,175
                                                                      ----------
                                                                         531,987
                                                                      ----------
COMPUTERS (1.4%)
Apple Computer, Inc. + ...................              5,900            606,594
Cabletron Systems,  Inc. + ...............             19,600            509,600
Gateway, Inc. + ..........................              4,500            324,281
Harmonic Inc. + ..........................                600             56,962
Sun Microsystems, Inc. * .................             16,400          1,269,975
                                                                      ----------
                                                                       2,767,412
                                                                      ----------
CONGLOMERATE AND AEROSPACE (0.3%)
Boeing Co. ...............................             12,500            519,531
Cordant Technologies, Inc. ...............              2,400             79,200
General Electric Co. .....................                  1                155
Textron, Inc. ............................                600             46,012
                                                                      ----------
                                                                         644,898
                                                                      ----------
CONSUMER FINANCE (0.2%)
Crescent Operating, Inc. + ...............                320                880
Federal Home Loan Mortgage Corp ..........              7,800            367,087
                                                                      ----------
                                                                         367,967
                                                                      ----------
CONSUMER PRODUCTS (0.6%)
Kimberly-Clark Corp. .....................              3,300            215,325
Procter & Gamble Co. .....................              8,300            909,369
                                                                      ----------
                                                                       1,124,694
                                                                      ----------
CONSUMER SERVICES (1.1%)
Argosy Gaming Co. + ......................              2,600             40,463
Carnival Corp. ...........................              2,700            129,094
Extended Stay America, Inc. * ............             27,100            206,637
H&R Block, Inc. ..........................             13,600            595,000
Hollywood Park, Inc. + ...................              9,000            201,938
Jack in the Box Inc. + ...................              6,200            128,263
Lakes Gaming, Inc. + .....................              8,450             67,072
MGM Grand, Inc. + ........................              2,100            105,656
National R.V. Holdings, Inc. + ...........             13,150            253,137
Sonic Corp. + ............................              6,100            173,850
Tricon Global Restaurants, Inc. * ........              5,700            220,162
                                                                      ----------
                                                                       2,121,272
                                                                      ----------
CONSUMER SPECIALTIES (0.5%)
Brunswick Corp. ..........................             29,500            656,375
JAKKS Pacific, Inc. + ....................              9,900            185,006
Russ Berrie & Co., Inc. ..................              4,700            123,375
                                                                      ----------
                                                                         964,756
                                                                      ----------
DATA AND IMAGING SERVICES (4.9%)
Advanced Digital Information
 Corp. + .................................              1,000             48,625
America Online, Inc. + ...................              9,800            739,287
Ancor Communications, Inc. * .............                800             54,300
Aspen Technology, Inc. + .................              1,500             39,656
Avant! Corp. + ...........................              1,500             22,500
Brio Technology, Inc. + ..................              1,100             46,200


                                     See Notes to Portfolio of Investments.   61

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
CROSSROADS (CONTINUED)
================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

UNITED STATES (CONTINUED)
DATA AND IMAGING SERVICES (CONTINUED)
BroadVision, Inc. + ......................                200         $   34,013
Cisco Systems, Inc. + ....................             12,700          1,360,487
Citrix Systems, Inc. + ...................                600             73,800
Cognizant Technology Solutions Corp. + ...                700             76,519
Concord Communications, Inc. + ...........                700             31,063
DST Systems, Inc. + ......................                200             15,263
Electronic Data Systems Corp. ............              7,000            468,562
Electronics for Imaging, Inc. + ..........                700             40,688
Emulex Corp. + ...........................                200             22,500
Exodus Communications, Inc. + ............                600             53,288
FileNET Corp. + ..........................              2,000             51,000
First Data Corp. .........................             10,900            537,506
Go2Net, Inc. + ...........................                300             26,100
In Focus Systems, Inc. + .................              3,000             69,562
Legato Systems, Inc. + ...................              1,000             68,812
Mapics, Inc. + ...........................              5,300             66,913
Mercury Computer Systems, Inc. + .........              3,600            126,000
Mercury Interactive Corp. + ..............              1,200            129,525
Microsoft Corp. * ........................             26,100          3,047,175
National Computer Systems, Inc. ..........                300             11,288
Network Appliance, Inc. + ................              1,000             83,062
Network Equipment Technology Inc. + ......              3,800             44,888
Network Solutions, Inc. + ................                400             87,025
Puma Technology, Inc. * ..................                800            104,500
QLogic Corp. + ...........................              1,100            175,862
Rational Software Corp. + ................              1,300             63,863
Razorfish Inc. * .........................                700             66,588
Remedy Corp. + ...........................              1,100             52,113
Sapient Corp. * ..........................              1,200            169,125
SEI Co. ..................................              1,400            166,622
SERENA Software, Inc. + ..................              2,600             80,437
Siebel Systems, Inc. + ...................              1,400            117,600
Sterling Software, Inc. + ................              2,700             85,050
TSI International Software Ltd. + ........              1,600             90,600
Unify Corp. + ............................              8,200            224,475
VeriSign, Inc. + .........................              1,000            190,937
Xircom, Inc. + ...........................              6,900            517,500
Yahoo! Inc. + ............................                300            129,806
                                                                      ----------
                                                                       9,710,685
                                                                      ----------
DISCRETIONARY RETAIL (1.8%)
Abercrombie & Fitch Co. + ................                900             24,019
American Eagle Outfitters, Inc. + ........              4,100            184,500
Building Materials Holding Corp. + .......              2,800             28,700
Costco Wholesale Corp. + .................              1,000             91,250
Dayton Hudson Co. ........................              1,600            117,500
Federated Department Stores, Inc. + ......             15,600            788,775
Home Depot, Inc. .........................             12,150            833,034
Kohl's Corp. + ...........................                600             43,312
Musicland Stores Corp. + .................             20,100            169,594
Office Depot, Inc. + .....................              3,000             32,813
PC Connection,  Inc. + ...................              4,100            141,450
Sonic Automotive, Inc. + .................              3,000             29,250
The Limited, Inc. ........................                600             25,988
Wal-Mart Stores, Inc. ....................             16,500          1,140,562
                                                                      ----------
                                                                       3,650,747
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES (1.0%)
Citigroup Inc. ...........................             26,850          1,491,853
Providian Financial Corp. ................              4,950            450,760
                                                                      ----------
                                                                       1,942,613
                                                                      ----------
DRUGS (1.1%)
Allergan, Inc. ...........................              4,800            238,800
Andrx Corp. + ............................                900             38,081
Bristol-Myers Squibb Co. .................              2,100            134,794
Dura Pharmaceuticals, Inc. + .............              1,400             19,513
Johnson & Johnson ........................                800             74,500
Medicis Pharmaceutical Corp. + ...........              1,700             72,356
Merck & Co., Inc. ........................              6,500            435,906
Perrigo Co. + ............................              3,500             28,000
Pfizer, Inc. .............................             32,400          1,050,975
                                                                      ----------
                                                                       2,092,925
                                                                      ----------
ELECTRIC UTILITIES (0.1%)
Allegheny Energy, Inc. ...................              3,000             80,813
Edison International Inc. ................              1,800             47,138
Energy East Corp. ........................              1,700             35,381
Potomac Electric Power Co. ...............                400              9,175
Public Service Enterprise Group, Inc. ....                900             31,331
Puget Sound Energy, Inc. .................                600             11,625
                                                                      ----------
                                                                         215,463
                                                                      ----------
ELECTRONIC MEDIA (0.3%)
Clear Channel Communications, Inc. + .....              2,900            258,825
Pixar, Inc. + ............................              2,400             84,900
Univision Communications, Inc. + .........              2,500            255,469
                                                                      ----------
                                                                         599,194
                                                                      ----------
FOOD AND BEVERAGE (0.3%)
Canandiagua Brands, Inc. + ...............              1,600             81,600
Coors (Adolph) Co. .......................              1,400             73,500
Corn Products International, Inc .........              4,100            134,275
Earthgrains Co. (The) ....................              1,600             25,800
IBP, Inc. ................................              4,001             72,014
Kellogg Co. ..............................              1,500             46,219
M&F Worldwide Corp. + ....................             13,800             69,863
Sara Lee Corp. ...........................              4,400             97,075
                                                                      ----------
                                                                         600,346
                                                                      ----------
FOOD AND DRUG RETAIL (0.3%)
Sysco Corp. ..............................             13,600            538,050
                                                                      ----------
FOREST PRODUCTS AND BUILDING MATERIALS (0 5%)
Champion International Corp. .............              1,500             92,906
Georgia-Pacific Corp. ....................             13,200            669,900


62   See Notes to Portfolio of Investments.

================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

UNITED STATES (CONTINUED)
FOREST PRODUCTS AND BUILDING MATERIALS (CONTINUED)
International Paper Co. ..................              1,700         $   95,944
Temple-Inland Inc. .......................                300             19,781
USG Corp. ................................              1,900             89,537
Weyerhaeuser Co. .........................              1,000             71,813
                                                                      ----------
                                                                       1,039,881
                                                                      ----------
GAS UTILITIES (0.5%)
Energen Corp. ............................             16,200            292,612
Kinder Morgan Inc. .......................              3,700             74,694
Northwest Natural Gas Co. ................                800             17,550
People's Energy Corp. ....................                500             16,750
Questar Corp. ............................              5,800             87,000
Sempra Energy ............................             32,967            572,802
                                                                      ----------
                                                                       1,061,408
                                                                      ----------
HEALTH SERVICES (0.1%)
Lincare Holdings Inc. * ..................                800             27,750
MedQuist, Inc. + .........................              1,200             30,975
Patterson Dental Co. * ...................              2,700            115,088
Sunquest Information Systems, Inc. + .....              2,400             32,400
                                                                      ----------
                                                                         206,213
                                                                      ----------
HEAVY MACHINERY (0.2%)
PACCAR, Inc. .............................              7,100            314,619
                                                                      ----------
HOUSING AND FURNISHINGS (0.3%)
Maytag Corp. .............................                500             24,000
MDC Holdings, Inc. .......................             24,300            381,206
Pulte Corp. ..............................              7,400            166,500
Ryland Group, Inc. .......................              4,900            113,006
                                                                      ----------
                                                                         684,712
                                                                      ----------
INDUSTRIAL SERVICES (0.0%)
Modtech, Inc. + ..........................              1,361              8,166
Reckson Service Industries, Inc. + .......              1,292             80,589
                                                                      ----------
                                                                          88,755
                                                                      ----------
INSURANCE (0.5%)
AFLAC, Inc. ..............................              1,300             61,344
CIGNA Corp. ..............................              1,000             80,563
Conseco, Inc. ............................              4,700             84,012
Lincoln National Corp. ...................             14,300            572,000
MGIC Investment Corp. ....................              1,100             66,206
Mony Group Inc. + ........................                700             20,431
PMI Group, Inc. (The) ....................              1,500             73,219
                                                                      ----------
                                                                         957,775
                                                                      ----------
INVESTMENT SERVICES (0.8%)
Donaldson, Lufkin & Jenrette, Inc ........                500             24,188
Lehman Brothers Holdings Inc. ............             12,600          1,067,062
Morgan Stanley Dean Witter & Co ..........              3,100            442,525
                                                                      ----------
                                                                       1,533,775
                                                                      ----------
MAJOR TELECOMMUNICATIONS (1.3%)
AT&T Corp. ...............................             11,500            583,625
BellSouth Corp. ..........................             20,700            969,019
MCI Worldcom, Inc. + .....................             19,800          1,050,637
Western Wireless Corporation .............              1,000             66,750
                                                                      ----------
                                                                       2,670,031
                                                                      ----------
MISCELLANEOUS METALS (0.0%)
Freeport-McMoRan Copper & Gold, Inc. + ...              3,600             76,050
                                                                      ----------
OIL (0.5%)
Apache Corp. .............................              1,000             36,938
Atlantic Richfield Co. ...................              2,600            224,900
Kerr-McGee Corp. .........................              2,300            142,600
Penn Virginia Corp. ......................              6,900            115,575
Phillips Petroleum Co. ...................              1,300             61,100
Tesoro Petroleum Corp. + .................             18,200            210,437
Ultramar Diamond Shamrock Corp. ..........              2,500             56,719
USX-Marathon Group .......................              8,000            197,500
                                                                      ----------
                                                                       1,045,769
                                                                      ----------
OIL SERVICES (0.4%)
Nabors Industries, Inc. + ................              9,999            309,344
Pride International, Inc. + ..............              2,100             30,713
Seitel, Inc. + ...........................             24,400            164,700
Tidewater, Inc. ..........................                900             32,400
Tosco Corp. ..............................              2,900             78,844
Transocean Sedco Forex Inc. ..............              3,100            104,431
                                                                      ----------
                                                                         720,432
                                                                      ----------
OTHER TELECOMMUNICATIONS (0.3%)
Broadwing Inc. ...........................              1,900             70,063
Citizens Utilities Co. + .................              1,116             15,833
NEXTLINK Communications, Inc. + ..........              3,200            265,800
Telephone & Data Systems, Inc. ...........                800            100,800
United States Cellular Corp. + ...........              1,100            111,031
                                                                      ----------
                                                                         563,527
                                                                      ----------
PRINT MEDIA (1.2%)
Central Newspapers, Inc. .................              1,900             74,813
Gannett Co., Inc. ........................              1,200             97,875
Knight-Ridder, Inc. ......................             24,400          1,451,800
McClatchy Co. ............................              4,800            207,600
Times Mirror Co. .........................                400             26,800
Tribune Co. ..............................              9,800            539,612
                                                                      ----------
                                                                       2,398,500
                                                                      ----------
PRODUCER GOODS (0.5%)
Dover Corp. ..............................              1,000             45,375
Graco, Inc. ..............................              1,400             50,225
Ingersoll-Rand Co. .......................              8,200            451,512
Parker-Hannifin Corp. ....................                900             46,181
Tecumseh Products Co. ....................                500             23,594
Transportation Technologies
 Industries, Inc. + ......................              8,600            155,338
Zebra Technologies, Inc. * ...............              2,200            128,700
                                                                      ----------
                                                                         900,925
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS (9.1%)
Alexandria Real Estate Equities, Inc. ....              2,800             89,075
AMB Property Corp. .......................              1,000             19,938
Apartment Investment & Management Co. ....             14,800            589,225


                                     See Notes to Portfolio of Investments.   63

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
CROSSROADS (CONTINUED)
================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

UNITED STATES (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Avalon Bay Communities, Inc. .............             11,613        $   398,471
Beacon Capital + * .......................             25,900            310,800
Boston Properties, Inc. ..................             27,400            852,825
Bradley Real Estate, Inc. ................              4,400             76,725
Cabot Industrial Trust ...................              4,700             86,363
Capital Automotive REIT, Inc. ............             13,000            158,437
Captec Net Lease Realty, Inc. ............              3,800             28,500
CBL & Associates Properties, Inc. ........             10,100            208,312
Colonial Properties Trust ................             11,000            255,062
Crescent Real Estate Equities, Inc. ......             18,500            339,937
Criimi Mae, Inc. .........................              8,100             11,644
Developers Diversified Realty Corp. ......             11,500            148,063
Duke-Weeks Realty Corp. ..................             18,124            353,418
Equity Office Properties Trust ...........             70,500          1,736,062
Equity Residential Properties Trust ......             36,637          1,563,942
Essex Property Trust, Inc. ...............             18,600            632,400
General Growth Properties, Inc. ..........             13,400            375,200
Glenborough Realty Trust, Inc. ...........              6,900             92,288
Health Care Property Investors, Inc. .....              4,852            115,842
Health Care REIT, Inc. ...................              3,200             48,400
Healthcare Realty Trust, Inc. ............              9,391            146,734
Home Properties of New York, Inc. ........             16,000            439,000
Hospitality Properties Trust .............             10,500            200,156
HRPT Properties Trust ....................             42,300            380,700
Kimco Realty Corp. .......................             36,800          1,246,600
Koger Equity, Inc. .......................              6,500            109,688
Liberty Property Trust ...................             15,300            371,025
Manufactured Home Communities, Inc. ......              2,000             48,625
National Golf Properties, Inc. ...........              2,200             43,450
Pan Pacific Retail Properties, Inc. ......              4,400             71,775
Parkway Properties, Inc. .................              7,000            201,687
Post Properties, Inc. ....................             12,200            466,650
Prentiss Properties Trust ................             17,200            361,200
ProLogis Trust ...........................             27,100            521,675
PS Business Parks, Inc. ..................             19,100            434,525
Public Storage, Inc. .....................              1,116             25,319
Reckson Associates Realty Corp. - Class B               1,530             34,808
Senior Housing Properties Trust ..........              4,190             52,113
Shurgard Storage Centers, Inc. ...........              2,500             57,969
Simon Property Group, Inc. ...............             11,700            268,369
SL Green Realty Corp. ....................              5,900            128,325
Spieker Properties, Inc. .................             17,700            644,944
Starwood Financial Inc. ..................             14,900            252,369
Starwood Hotels & Resort
 Worldwide, Inc. .........................             13,600            319,600
Summit Properties Inc. ...................             16,600            296,725
Sun Communities, Inc. ....................             46,550          1,498,328
Vornado Operating Co. + ..................                965              5,790
Vornado Realty Trust .....................             20,400            663,000
                                                                     -----------
                                                                      17,782,078
                                                                     -----------

SEMICONDUCTORS AND ELECTRONICS (3.6%)
Adaptec, Inc. + ..........................              5,000            249,375
ADC Telecommunications, Inc. + ...........              1,300             94,331
Altera Corp. + ...........................              2,900            143,731
Amkor Technology, Inc. + .................                600             16,950
Anaren Microwave, Inc. + .................              2,400            129,900
Applied Materials, Inc. + ................              8,300          1,051,506
Applied Micro Circuits Corp. + ...........              1,200            152,700
Applied Science and Technology, Inc. + ...              3,000             99,703
AVX Corp. ................................                200              9,988
BroadCom Corp. + .........................                500            136,187
Carrier Access Corp. + ...................                500             33,656
Comverse Technology, Inc. + ..............                600             86,850
Cybex Computer Products Corp. + ..........              1,000             40,500
Hadco Corp. + ............................              2,700            137,700
Intel Corp. ..............................              6,200            510,337
Inter-Tel, Inc. ..........................              1,900             47,500
KLA Instruments Corp. + ..................              5,200            579,150
Lattice Semiconductor Corp. + ............              2,800            131,950
Lucent Technologies, Inc. ................              6,000            448,875
Maxim Integrated Products, Inc. + ........              1,400             66,063
Microchip Technology, Inc. + .............                500             34,219
Micron Technology, Inc. + ................              5,000            388,750
MIPS Technologies, Inc. * ................              1,200             62,400
Novellus Systems, Inc. + .................                600             73,519
Park Electrochemical Corp. ...............              2,800             74,375
PMC Sierra Inc. * ........................                700            112,219
Powerwave Technologies, Inc. + ...........                300             17,513
QUALCOMM Inc. + ..........................              4,800            845,400
RF Micro Devices, Inc. + .................              1,600            109,500
Sawtek, Inc. + ...........................              1,600            106,500
SDL, Inc. + ..............................                100             21,800
Semtech Corp. * ..........................              3,200            166,800
Synopsys, Inc. + .........................                200             13,350
Tellabs, Inc. + ..........................              9,700            622,619
Texas Instruments, Inc. ..................              3,600            348,750
                                                                     -----------
                                                                       7,164,666
                                                                     -----------
SPECIALTY CHEMICALS (0.1%)
Lubrizol Corp. (The) .....................              1,900             58,663
OM Group, Inc. ...........................              1,900             65,431
Praxair, Inc. ............................                900             45,281
                                                                     -----------
                                                                         169,375
                                                                     -----------
STEEL (0.1%)
Quanex Corp. .............................              3,900             99,450
Steel Dynamics, Inc. + ...................              1,600             25,500
                                                                     -----------
                                                                         124,950
                                                                     -----------
SURFACE TRANSPORT (0.3%)
Burlington Northern Santa Fe Corp ........             26,100            632,925
Covenant Transport, Inc. + ...............              1,300             22,587
Union Pacific Corp. ......................                600             26,175
                                                                     -----------
                                                                         681,687
                                                                     -----------


64   See Notes to Portfolio of Investments.

================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

UNITED STATES (CONTINUED)
TEXTILES AND APPAREL (0.1%)
K-Swiss Inc. .............................              2,500        $    46,445
Nike, Inc. ...............................              1,500             74,344
Polymer Group, Inc. * ....................              2,400             43,800
Tommy Hilfiger Corp. + ...................              1,600             37,300
                                                                         201,889
                                                                     -----------
TOTAL UNITED STATES (COST $71,534,166)                                75,931,493
                                                                     -----------

FOREIGN COMMON STOCKS (22.4%)
AUSTRALIA (0.4%)
Foster's Brewing Group Ltd.
 (Food and Beverage) .....................            287,000            824,003
                                                                     -----------
CANADA (1.0%)
Alcan Aluminum Ltd. (Aluminum) ...........              1,300             53,544
BCE Inc. (Other
 Telecommunications) .....................             12,500          1,122,428
Canadian National Railway Co. ............
 (Surface Transport) .....................             24,100            634,131
Trizec Hahn Corp. (Real Estate
 Investment Trusts) ......................              7,800            131,625
                                                                     -----------
TOTAL CANADA                                                           1,941,728
                                                                     -----------
DENMARK (1.0%)
Carli Gry International A/S
 (Textiles and Apparel) ..................             14,800            168,086
Novo-Nordisk A/S (Drugs) .................              3,500            463,752
Tele Danmark A/S
 (Other Telecommunications) ..............              8,600            638,355
Vestas Wind Systems A/S (Producer Goods) *              3,900            690,760
                                                                     -----------
TOTAL DENMARK                                                          1,960,953
                                                                     -----------
FINLAND (1.3%)
Comptel Oyj (Computer Software) + ........              2,000            140,567
Nokia Corp., ADR
 (Telecommunications) ....................              4,700            893,000
Perlos Oyj (Semiconductors and
 Electronics) + ..........................             12,000            422,667
Pohjola Group Insurance Corp. (Insurance)               6,300            380,400
Tietoenator Oyj (Computer Software) ......             10,400            648,895
                                                                     -----------
TOTAL FINLAND                                                          2,485,529
                                                                     -----------
FRANCE (0.9%)
Axa (Insurance) ..........................              2,200            306,414
France Telecom SA (Other
 Telecommunications) .....................              2,600            343,548
Groupe Danone (Food and Beverage) ........                900            211,937
Total Fina SA (Oil Services) .............              3,287            438,293
Vivendi (Conglomerate and Aerospace) .....              6,527            588,861
                                                                     -----------
TOTAL FRANCE                                                           1,889,053
                                                                     -----------
GERMANY (2.1%)
Buderus AG (Forest Products and
 Building Materials) .....................             49,000            828,427
DePfa Deutsche Pfandbriefbank
 AG (Banks and Thrifts) ..................              9,400            701,909
Fresenius Medical Care AG
 (Biotech and Medical Products) ..........              7,000            598,074
Intershop Communications AG
 (Data and Imaging Services) + ...........              2,600            732,623
Mannesmann AG (Data and Imaging
 Services) ...............................              2,000            482,041
Siemens AG (Electrical
 Machinery and Instruments) ..............              6,400            813,453
                                                                     -----------
TOTAL GERMANY                                                          4,156,527
                                                                     -----------
HONG KONG (0.2%)
China Telecom Ltd., ADR (Other
 Telecommunications) + ...................              2,900            372,831
                                                                     -----------
IRELAND (0.8%)
Allied Irish Banks (Banks and Thrifts) ...             26,379            300,506
CRH Plc (Forest Products and
 Building Materials) .....................             18,281            393,698
Waterford Wedgewood (Housing
 and Furnishings) ........................            814,982            828,359
                                                                     -----------
TOTAL IRELAND                                                          1,522,563
                                                                     -----------
ITALY (0.1%)
Banca Nazionale del Lavoro
 (Banks and Thrifts) + ...................             70,400            234,504
                                                                     -----------
JAPAN (3.8%)
Canon, Inc. (Semiconductors and
 Electronics) ............................             12,000            476,899
FamilyMart Co., Ltd. .....................
 (Discretionary Retail) ..................              6,600            439,311
Fuji Heavy Industries Ltd. (Automotive) ..             35,000            239,820
Fujitsu Limited (Computers) ..............              8,000            364,918
Matsushita Electric Industrial Co., Ltd.
 (Electrical Machinery and Instruments) ..             16,000            443,226
Matsushita-Kotobuki Electronics Industries,
 Ltd. (Electrical Machinery and Instruments)           11,000            221,271
Nippon Telegraph & Telephone
 (Major Telecommunications) ..............                 33            565,290
NTT Mobile Communication Network, Inc.
 (Other Telecommunications) + ............                 17            653,974
Promise Co., Ltd. (Consumer Finance) .....              1,500             76,351
Seino Transportation Co. Ltd.
 (Surface Transport) .....................            130,000            689,702
Sekisui Chemical Co., Ltd.
 (Specialty Chemicals) ...................             53,000            235,014
Shin-Etsu Chemical Co., Ltd.
 (Specialty Chemicals) ...................             12,000            516,836
SoftBank Corp. (Semiconductors
 and Electronics) ........................              1,000            957,322
Sony Corp. (Housing and Furnishings) .....              3,100            919,440
Terumo Corp. (Biotech and
 Medical Products) .......................             14,000            374,119
The Tokio Marine & Fire Insurance Co., Ltd.
 (Insurance) .............................             28,000            327,525
                                                                     -----------
TOTAL JAPAN                                                            7,501,018
                                                                     -----------
MEXICO (0.3%)
Telefonos de Mexico SA, ADR
 (Other Telecommunications) + ............              4,900            551,250
                                                                     -----------
NETHERLANDS (3.2%)
Akzo Nobel NV (Specialty Chemicals) ......              9,500            476,104


                                     See Notes to Portfolio of Investments.   65

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
CROSSROADS (CONTINUED)
================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

NETHERLANDS (CONTINUED)
Getronics NV (Computers) .................              7,700       $    613,713
ING Groep NV (Diversified Financial
 Services) ...............................              7,792            470,018
Kloninklijke KPN NV (Major
 Telecommunications) .....................              4,600            448,570
KPNQwest N.V. (Other Telecommunications) *             12,300            818,193
Philips Electronics NV (Electrical
 Machinery and Instruments) ..............              4,300            584,186
Royal Dutch Petroleum Co. (Oil) ..........              1,500             90,656
STMicroelectronics (Semiconductors
 and Electronics) ........................              4,200            645,835
United Pan-Europe Communications NV
 (Other Telecommunications) * ............              9,100          1,163,039
Vendex KBB N.V. (Discretionary Retail) ...             14,055            373,408
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd
 Bezit (Print Media) .....................             12,500            656,392
                                                                    ------------
TOTAL NETHERLANDS                                                      6,340,114
                                                                    ------------
NORWAY (0.5%)
Christiania Bank Og Kredkasse
 (Banks and Thrifts) .....................             69,900            344,808
Ocean Rig ASA (Oil Services) + ...........             58,945            287,088
Petroleum Geo-Services ASA
 (PGS) (Oil Services) + ..................             20,900            373,237
                                                                    ------------
TOTAL NORWAY                                                           1,005,133
                                                                    ------------
SPAIN (0.8%)
Telefonica Publicidad e
 Informacion, S.A. (Consumer Services) + .             16,800            815,747
Telefonica de Espana (Major
 Telecommunications) * ...................             28,254            705,149
                                                                    ------------
TOTAL SPAIN                                                            1,520,896
                                                                    ------------
SWEDEN (1.1%)
Ericsson Telephone, ADR
 (Telecommunications Equipment) ..........             17,400          1,142,962
HiQ International AB (Data and
 Imaging Services) .......................             10,400            666,588
Icon Medialab International AB
 (Data and Imaging Services) + ...........             11,000            382,924
                                                                    ------------
TOTAL SWEDEN                                                           2,192,474
                                                                    ------------
SWITZERLAND (0.6%)
Adecco SA (Surface Transport) ............                760            591,848
The Swatch Group AG (Consumer Specialties)                500            575,897
                                                                    ------------
TOTAL SWITZERLAND                                                      1,167,745
                                                                    ------------
UNITED KINGDOM (4.3%)
AstraZeneca Group Plc (Drugs) ............              7,200            298,736
Bank of Scotland (Banks and Thrifts) .....             51,904            602,963
British Telecom Plc (Other
 Telecommunications) .....................             31,819            777,833
Cable & Wireless Plc (Other
 Telecommunications) + ...................             77,700          1,316,913
Dixons Group Plc (Discretionary Retail) ..              9,853            237,041
Granada Group Plc (Electronic Media) + ...             30,817            312,439
Kingfisher Plc (Discretionary Retail) ....             26,909            298,686
Prudential Plc (Insurance) ...............             45,900            904,760
Shell Transport & Trading Co. (Oil) ......             57,200            475,491
Shire Pharmaceuticals Group PLC (Drugs) +              11,574            337,081
SmithKline Beecham Plc (Drugs) ...........             24,218            309,119
Stagecoach Holdings Plc (Surface Transport)           196,141            505,464
Viatel, Inc. (Other
 Telecommunications) + ...................             19,100          1,024,237
Vodafone Group Plc (Other
 Telecommunications) .....................             61,715            305,869
WPP Group Plc (Commercial Services) ......             47,600            754,461
                                                                    ------------
TOTAL UNITED KINGDOM                                                   8,461,093
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS (COST $32,626,664)                        44,127,414
                                                                    ------------

TOTAL COMMON STOCKS (COST $104,160,830) ..                           120,058,907
                                                                    ------------
PREFERRED STOCKS (0.0%)
Criimi Mae, Inc. + .......................                609              5,100
                                                                    ------------
TOTAL PREFERRED STOCKS (COST $52,024)                                      5,100
                                                                    ------------

                                                     NUMBER OF
                                                     CONTRACTS
                                                     ---------

CALL OPTIONS PURCHASED (0.2%)
Russell 2000 Index, Strike $470, Mar. 00 .                 71            323,938
                                                                    ------------
TOTAL CALL OPTIONS PURCHASED (COST $191,913)                             323,938
                                                                    ------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                    ---------

LONG-TERM BONDS AND NOTES (26.8%)
CORPORATE BONDS (6.9%)
ABN AMRO Bank NV,7.55%,06/28/06 ..........         $  130,000            129,527
AT&T Capital Corp.,6.75%,02/04/02 ........            350,000            347,907
Bank of America Corp.,5.75%,03/01/04 .....            100,000             94,774
Capital Auto Receivables Asset
 Trust,6.30%,05/15/04 ....................          1,100,000          1,092,480
Chemical Master Credit Card
 Trust,7.09%,02/15/09 ....................            640,000            631,795
Conoco Inc.,5.90%,04/15/04 ...............            330,000            315,041
DaimlerChrysler NA Holdings
 Inc.,7.20%,09/01/09 .....................            241,000            236,615
Diageo Capital Plc,7.25%,11/01/09 ........            320,000            313,549
Dow Chemical Co.,7.38%,11/01/29 ..........            110,000            105,215
Eastman Kodak Co.,6.50%,08/15/01 .........            300,000            297,852
Ford Motor Credit Corp.,6.70%,07/16/04 ...            310,000            303,413
Ford Motor Credit Corp.,7.38%,10/28/09 ...            500,000            493,625
Fortune Brands, Inc.,6.63%,07/15/28 ......            250,000            211,326
General Electric Capital
 Corp.,6.81%,11/03/03 ....................            380,000            377,150
GTE Corp.,9.38%,12/01/00 .................            900,000            921,663
Household Finance Corp.,5.88%,09/25/04 ...            625,000            589,769
Korea Development Bank,7.13%,09/17/01 ....            700,000            694,862
MBNA Master Credit Card
 Trust,6.40%,01/18/05 ....................          1,400,000          1,384,600
Morgan Stanley Dean Witter
 7.125,7.13%,01/15/03 ....................            225,000            224,822


66  See Notes to Portfolio of Investments.

================================================================================

                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                    ---------           ------

CORPORATE BONDS (CONTINUED)
Morgan Stanley Dean Witter &
 Co.,5.63%,01/20/04 ......................            115,000      $    108,322
National Australia
 Bank,6.40%,12/10/07 .....................          1,000,000           951,140
Norwest Financial,
 Inc.,5.38%,09/30/03 .....................            625,000           588,862
Quebec Province
 Co.,5.75%,02/15/09 ......................            400,000           355,072
Quebec Province
 Co.,7.50%,09/15/29 ......................            130,000           126,018
Raytheon Co.,6.75%,08/15/07 ..............            420,000           391,831
Texaco Capital,
 Inc.,5.50%,01/15/09 .....................            625,000           548,194
Tyco International Group
 SA,6.13%,01/15/09 .......................          1,200,000         1,056,936
U.S. West Communications
 Group,5.63%,11/15/08 ....................            290,000           252,019
United Technologies
 Corp.,7.50%,09/15/29 ....................            450,000           440,481
                                                                   ------------
TOTAL CORPORATE BONDS (COST $14,053,361) .                           13,584,860
                                                                   ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (10.2%)
Federal National Mortgage
 Association,5.75%,03/15/09 ..............          3,070,000         2,797,163
Federal National Mortgage
 Association,6.00%,06/01/28-02/01/29 .....          4,914,056         4,497,883
Federal National Mortgage
 Association,6.63%,09/15/09 ..............          2,940,000         2,855,475
Federal National Mortgage
 Association - Convertible
 Loan,6.50%,02/01/28 .....................          1,721,607         1,625,949
Government National Mortgage
 Association,6.50%,01/15/29 ..............          3,043,319         2,858,818
Government National Mortgage
 Association,7.00%,12/15/27-02/15/28 .....          3,904,265         3,774,657
Government National Mortgage
 Association,7.50%,12/15/23 ..............          1,226,341         1,220,624
Government National Mortgage
 Association,8.00%,07/15/24 ..............            493,079           499,290
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $21,146,995) ...........                           20,129,859
                                                                   ------------
U.S. GOVERNMENT OBLIGATIONS (9.7%)
U.S. Treasury
 Note,5.25%,08/15/03-02/15/29 ............          8,632,000         8,142,356
U.S. Treasury Note,5.50%,03/31/03 ........          5,635,000         5,495,026
U.S. Treasury Note,6.00%,08/15/04
 - 08/15/09  .............................          5,803,000         5,651,069
                                                                   ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (COST $19,669,352) ......................                           19,288,451
                                                                   ------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $54,869,708) ......................                           53,003,170
                                                                   ------------
SHORT-TERM INVESTMENTS (9.7%)
Federal Home Loan Bank,1.50%,01/03/00 ....          3,981,000         3,981,000
Merrill Lynch & Co., Inc.,5.57%,01/26/00 .          2,500,000         2,491,103
U.S. Treasury Bill,4.86%,02/17/00 @ ......          1,200,000         1,192,710
U.S. Treasury Bill,4.87%,02/17/00 @ ......            100,000            99,392
U.S. Treasury Bill,4.92%,02/17/00 @ ......            300,000           298,155
U.S. Treasury Bill,4.96%,02/17/00 @ ......            200,000           198,760
U.S. Treasury Bill,4.98%,02/17/00 @ ......            100,000            99,378
U.S. Treasury Bill,5.01%,02/17/00 @ ......            100,000            99,374
U.S. Treasury Bill,5.03%,02/17/00 @ ......          4,600,000         4,571,078
U.S. Treasury Bill,5.06%,02/17/00 @ ......            200,000           198,735
Wheels Inc.,7.50%,01/05/00 + .............          6,000,000         5,997,499
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $19,227,184) ......................                           19,227,184
                                                                   ------------

TOTAL INVESTMENTS (COST $178,501,659)(A) .                          192,618,299

OTHER ASSETS LESS LIABILITIES ............                            5,083,249
                                                                   ------------
TOTAL NET ASSETS .........................                          197,701,548
                                                                   ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $179,216,892. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains ...................................               $ 21,670,830

Unrealized losses ..................................                 (8,269,423)
                                                                   ------------

 Net unrealized gain ...............................               $ 13,401,407
                                                                   ============

Information concerning open futures contracts at December 31, 1999 is shown below:

                                       NOTIONAL
                           NO. OF       MARKET     EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE         DATE        GAIN/(LOSS)
                         ----------  ------------  -----------  ---------------
    LONG CONTRACTS
    --------------

Russell 2000 Index
Futures................       8        2,039,800     Mar 00            39,379

Long-Term Euro Bond
Futures................      14        1,467,218     Mar 00          (34,800)

Swiss Government Bond
Futures................      13          978,490     Mar 00           (9,973)
                                      ----------                  ----------
                                      $4,485,508                  $   (5,394)
                                      ==========                  ==========


Information concerning options written at December 31, 1999 is shown below:

                           NO. OF      EXERCISE     EXPIRATION       MARKET
                         CONTRACTS       PRICE         DATE           VALUE
                        ------------  -----------  -------------  --------------
     PUT OPTIONS
     -----------

Russell 2000 Index ...       71         $470.00       Mar 00        $(73,663)
                                                                    ========


                                         See Notes to Financial Statements.   67

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
CROSSROADS (CONTINUED)
================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)

+     Non-income producing security.
* Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Acquisition date and cost concerning illiquid securities at December 31, 1999 is shown below:

                                              ACQUISITION
                                                  DATE                   COST
                                              ------------            ----------

Beacon Capital .....................              3/17/98             $  390,193

Wheels Inc. ........................             12/28/99              5,997,500
                                                                      ----------
                                                                      $6,387,693
                                                                      ==========

The market value of the total illiquid securities above is $6,308,299 which represents 3.19% of the total net assets.

Category percentages are based on net assets.


68   See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
LEGACY
================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

COMMON STOCKS (40.9%)
UNITED STATES (25.6%)
AIR TRANSPORT (0.2%)
America West Holdings Corp. + ............                800         $   16,600
Delta Air Lines, Inc. ....................              3,300            164,381
UAL Corp. + ..............................                600             46,538
                                                                      ----------
                                                                         227,519
                                                                      ----------
ALUMINUM (0.1%)
Alcoa Inc. ...............................                800             66,400
                                                                      ----------
AUTO PARTS AND HARDWARE (0.5%)
Audiovox Corp. + .........................              1,400             42,350
Black & Decker Corp. .....................             10,100            527,725
Cooper Tire & Rubber Co. .................              7,100            110,494
                                                                      ----------
                                                                         680,569
                                                                      ----------
AUTOMOTIVE (0.3%)
Delphi Automotive Systems Corp. ..........              1,607             25,310
Ford Motor Co. ...........................              4,000            213,750
Monaco Coach Corp. + .....................              3,700             94,582
Superior Industries International, Inc. ..                100              2,681
TRW, Inc. ................................                400             20,775
                                                                      ----------
                                                                         357,098
                                                                      ----------
BANKS AND THRIFTS (1.3%)
Astoria Financial Corp. ..................                900             27,394
Chase Manhattan Corp. ....................              5,500            427,281
Downey Financial Corp. ...................                400              8,075
Golden State Bancorp, Inc. * .............             11,400            196,650
Golden West Financial Corp. ..............              9,300            311,550
J.P. Morgan & Co. ........................              2,100            265,913
Republic New York Corp. ..................                800             57,600
SouthTrust Corp. .........................              8,500            321,406
UnionBanCal Corp. ........................              3,100            122,256
                                                                      ----------
                                                                       1,738,125
                                                                      ----------
BIOTECH AND MEDICAL PRODUCTS (0.5%)
Bio-Rad Labs, Inc. + .....................              4,500            105,187
Chiron Corp. + ...........................                600             25,425
Cooper Companies, Inc. ...................              1,000             30,125
Datascope Corp. + ........................                800             32,000
Gliatech Inc. + ..........................                600              9,975
Hanger Orthopedic Group, Inc. * ..........              6,300             63,000
IDEC Pharmaceuticals Corp. + .............                200             19,650
Liposome Co., Inc. + .....................              1,100             13,423
Mallinckrodt Inc. ........................                200              6,363
MedImmune, Inc. + ........................                200             33,175
Mentor Corp. .............................              1,600             41,300
Molecular Devices Corp. + ................              1,300             67,600
Ocular Sciences, Inc. + ..................              3,100             58,512
PolyMedica Corp. + .......................              2,100             48,563
Varian, Inc. + ...........................              3,200             72,000
                                                                      ----------
                                                                         626,298
                                                                      ----------
COMMERCIAL SERVICES (0.2%)
CMGI Inc. + ..............................                400            110,750
Franklin Covey Co. + .....................              7,500             56,250
Galileo International, Inc. ..............                300              8,981
Herman Miller, Inc. ......................              1,700             39,100
Mail-Well, Inc. + ........................              1,700             22,950
Modis Professional Services + ............              1,300             18,525
                                                                      ----------
                                                                         256,556
                                                                      ----------
COMPUTERS (1.0%)
Apple Computer, Inc. + ...................              2,600            267,313
Cabletron Systems,  Inc. + ...............              9,000            234,000
Gateway, Inc. + ..........................              3,000            216,188
Harmonic Inc. + ..........................                300             28,481
Sun Microsystems, Inc. + .................              7,400            573,037
                                                                      ----------
                                                                       1,319,019
                                                                      ----------
CONGLOMERATE AND AEROSPACE (0.2%)
Boeing Co. ...............................              5,200            216,125
Cordant Technologies, Inc. ...............              1,200             39,600
Textron, Inc. ............................                300             23,006
                                                                      ----------
                                                                         278,731
                                                                      ----------
CONSUMER FINANCE (0.0%)
Freddie Mac Corp. ........................              1,301             61,186
                                                                      ----------
CONSUMER PRODUCTS (0.4%)
Kimberly-Clark Corp. .....................              1,400             91,350
Procter & Gamble Co. .....................              3,900            427,294
                                                                      ----------
                                                                         518,644
                                                                      ----------
CONSUMER SERVICES (0.6%)
Argosy Gaming Co. + ......................              1,500             23,344
Carnival Corp. ...........................              1,200             57,375
Extended Stay America, Inc. + ............             12,300             93,787
H&R Block, Inc. ..........................              5,300            231,875
Hollywood Park, Inc. + ...................              4,200             94,237
Jack in the Box Inc. + ...................              2,800             57,925
MGM Grand, Inc. + ........................                900             45,281
National R.V. Holdings, Inc. + ...........              3,750             72,188
Sonic Corp. * ............................                800             22,800
Tricon Global Restaurants, Inc. * ........              3,200            123,600
                                                                      ----------
                                                                         822,412
                                                                      ----------
CONSUMER SPECIALTIES (0.3%)
Brunswick Corp. ..........................             14,900            331,525
JAKKS Pacific, Inc. + ....................              2,700             50,456
                                                                      ----------
                                                                         381,981
                                                                      ----------
DATA AND IMAGING SERVICES (3.3%)
Advanced Digital Information
 Corp. + .................................                500             24,313
America Online, Inc. + ...................              4,800            362,100
Ancor Communications, Inc. + .............                400             27,150
Aspen Technology, Inc. + .................                700             18,506
Avant! Corp. + ...........................                700             10,500
Brio Technology, Inc. + ..................                500             21,000
BroadVision, Inc. + ......................                100             17,006


                                     See Notes to Portfolio of Investments.   69

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
LEGACY (CONTINUED)
================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

UNITED STATES (CONTINUED)
DATA AND IMAGING SERVICES (CONTINUED)
Cisco Systems, Inc. + ....................              5,800         $  621,325
Citrix Systems, Inc. + ...................                200             24,600
Cognizant Technology Solutions Corp. + ...                300             32,794
Concord Communications, Inc. + ...........                300             13,313
DST Systems, Inc. + ......................                100              7,631
Electronics for Imaging, Inc. + ..........                300             17,438
Emulex Corp. + ...........................                200             22,500
Exodus Communications, Inc. + ............                400             35,525
FileNET Corp. + ..........................                900             22,950
First Data Corp. .........................              7,200            355,050
Go2Net, Inc. + ...........................                100              8,700
In Focus Systems, Inc. + .................              1,600             37,100
Legato Systems, Inc. + ...................                400             27,525
Mapics, Inc. + ...........................              2,400             30,300
Mercury Computer Systems, Inc. + .........              2,600             91,000
Mercury Interactive Corp. + ..............                600             64,762
Microsoft Corp. + ........................             11,800          1,377,650
National Computer Systems, Inc. ..........                200              7,525
Network Appliance, Inc. * ................                400             33,225
Network Equipment Technology Inc. * ......              1,700             20,081
Network Solutions, Inc. + ................                200             43,512
Puma Technology, Inc. + ..................                400             52,250
QLogic Corp. + ...........................                500             79,937
Rational Software Corp. + ................                600             29,475
Razorfish Inc. + .........................                300             28,537
Remedy Corp. + ...........................                400             18,950
Sapient Corp. + ..........................                500             70,469
SEI Investments Co. ......................                500             59,508
SERENA Software, Inc. + ..................                950             29,391
Siebel Systems, Inc. + ...................                600             50,400
Sterling Software, Inc. * ................              1,200             37,800
Unify Corp. + ............................              3,400             93,075
VeriSign, Inc. + .........................                400             76,375
Xircom, Inc. + ...........................              3,500            262,500
Yahoo! Inc. + ............................                100             43,269
                                                                      ----------
                                                                       4,307,017
                                                                      ----------
DISCRETIONARY RETAIL (1.7%)
Abercrombie & Fitch Co. + ................                400             10,675
American Eagle Outfitters, Inc. + ........              2,200             99,000
Building Materials Holding Corp. + .......              4,200             43,050
Cato Corp. (The) .........................                900             11,363
Costco Wholesale Corp. + .................                400             36,500
Dayton Hudson Co. ........................              1,100             80,781
Federated Department Stores, Inc. + ......              8,500            429,781
Footstar, Inc. * .........................                200              6,100
Home Depot, Inc. .........................              5,550            380,522
Kohl's Corp. + ...........................                300             21,656
Lowe's Co., Inc. .........................              5,500            328,625
Musicland Stores Corp. + .................              9,400             79,312
Office Depot, Inc. + .....................              1,400             15,313
PC Connection,  Inc. * ...................              1,900             65,550
Sonic Automotive, Inc. * .................              1,500             14,625
The Limited, Inc. ........................                300             12,994
Wal-Mart Stores, Inc. ....................              7,700            532,262
                                                                      ----------
                                                                       2,168,109
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Citigroup Inc. ...........................             12,450            691,753
                                                                      ----------
DRUGS (0.8%)
Allergan, Inc. ...........................              2,200            109,450
Andrx Corp. + ............................                400             16,925
Bristol-Myers Squibb Co. .................              1,200             77,025
Dura Pharmaceuticals, Inc. + .............                700              9,756
Johnson & Johnson ........................                300             27,938
Medicis Pharmaceutical Corp. + ...........                800             34,050
Merck & Co., Inc. ........................              3,300            221,306
Perrigo Co. + ............................              1,600             12,800
Pfizer, Inc. .............................             14,600            473,587
                                                                      ----------
                                                                         982,837
                                                                      ----------
ELECTRIC UTILITIES (0.1%)
Allegheny Energy, Inc. ...................              1,200             32,325
Edison International Inc. ................                800             20,950
Energy East Corp. ........................                900             18,731
Peco Energy Co. ..........................                300             10,425
Potomac Electric Power Co. ...............                200              4,588
Public Service Enterprise Group, Inc. ....                400             13,925
Puget Sound Energy, Inc. .................                300              5,812
                                                                      ----------
                                                                         106,756
                                                                      ----------
ELECTRONIC MEDIA (0.2%)
Clear Channel Communications, Inc. + .....              1,300            116,025
Pixar, Inc. * ............................              1,100             38,913
Univision Communications, Inc. + .........              1,100            112,406
                                                                      ----------
                                                                         267,344
                                                                      ----------
FOOD AND BEVERAGE (0.2%)
Canandiagua Brands, Inc. + ...............                800             40,800
Corn Products International, Inc .........              1,900             62,225
IBP, Inc. ................................              1,300             23,400
Kellogg Co. ..............................                600             18,488
M&F Worldwide Corp. + ....................             15,300             77,456
Sara Lee Corp. ...........................              2,000             44,125
                                                                      ----------
                                                                         266,494
                                                                      ----------
FOOD AND DRUG RETAIL (0.2%)
Sysco Corp. ..............................              6,400            253,200
                                                                      ----------
FOREST PRODUCTS AND BUILDING MATERIALS (0.2%)
Champion International Corp. .............                700             43,356
Georgia-Pacific Corp. ....................              2,000            101,500
International Paper Co. ..................                700             39,506
Temple-Inland Inc. .......................                200             13,188
USG Corp. ................................                800             37,700


70   See Notes to Portfolio of Investments.

================================================================================

                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                      ---------         ------

UNITED STATES (CONTINUED)
FOREST PRODUCTS AND BUILDING MATERIALS (CONTINUED)
Weyerhaeuser Co. .........................                500         $   35,906
                                                                      ----------
                                                                         271,156
                                                                      ----------
GAS UTILITIES (0.3%)
El Paso Energy Corp. .....................                200              7,763
Energen Corp. ............................              7,400            133,662
Kinder Morgan Inc. .......................              1,800             36,338
Northwest Natural Gas Co. ................                400              8,775
People's Energy Corp. ....................                200              6,700
Questar Corp. ............................              2,300             34,500
Sempra Energy ............................             11,308            196,476
                                                                      ----------
                                                                         424,214
                                                                      ----------
HEALTH SERVICES (0.1%)
Lincare Holdings Inc. + ..................                300             10,406
MedQuist, Inc. + .........................                500             12,906
Patterson Dental Co. * ...................              1,300             55,413
Sunquest Information Systems, Inc. + .....              1,200             16,200
United Healthcare Corp. ..................              1,100             58,438
                                                                      ----------
                                                                         153,363
                                                                      ----------
HEAVY MACHINERY (0.0%)
PACCAR, Inc. .............................              1,200             53,175
                                                                      ----------
HOUSING AND FURNISHINGS (0.2%)
Maytag Corp. .............................                200              9,600
MDC Holdings, Inc. .......................              9,200            144,325
Pulte Corp. ..............................              3,200             72,000
Ryland Group, Inc. .......................              2,200             50,737
                                                                      ----------
                                                                         276,662
                                                                      ----------
INDUSTRIAL SERVICES (0.0%)
Modtech, Inc. + ..........................                595              3,570
Reckson Service Industries, Inc. + .......                912             56,886
                                                                      ----------
                                                                          60,456
                                                                      ----------
INSURANCE (0.5%)
AFLAC, Inc. ..............................                600             28,313
CIGNA Corp. ..............................                500             40,281
Conseco, Inc. ............................              1,200             21,450
Lincoln National Corp. ...................              6,200            248,000
MGIC Investment Corp. ....................              4,600            276,863
Mony Group Inc. + ........................                300              8,756
PMI Group, Inc. (The) ....................                750             36,609
                                                                      ----------
                                                                         660,272
                                                                      ----------
INVESTMENT SERVICES (0.5%)
Donaldson, Lufkin & Jenrette, Inc ........                700             33,863
Lehman Brothers Holdings Inc. ............              4,200            355,687
Morgan Stanley Dean Witter & Co ..........              1,400            199,850
                                                                      ----------
                                                                         589,400
                                                                      ----------
MAJOR TELECOMMUNICATIONS (0.9%)
AT&T Corp. ...............................              5,300            268,975
BellSouth Corp. ..........................              8,400            393,225
MCI Worldcom, Inc. + .....................              8,850            469,603
Western Wireless Corporation .............                600             40,050
                                                                      ----------
                                                                       1,171,853
                                                                      ----------
MISCELLANEOUS METALS (0.0%)
Freeport-McMoRan Copper & Gold, Inc. + ...              1,700             35,913
                                                                      ----------
OIL (0.5%)
Apache Corp. .............................                500             18,469
Atlantic Richfield Co. ...................              1,200            103,800
Kerr-McGee Corp. .........................              1,200             74,400
Penn Virginia Corp. ......................             13,900            232,825
Pennzoil-Quaker State Co. * ..............              1,200             12,225
Phillips Petroleum Co. ...................                600             28,200
Tesoro Petroleum Corp. + .................              8,200             94,812
Ultramar Diamond Shamrock Corp. ..........              1,300             29,494
USX-Marathon Group .......................              3,700             91,344
                                                                      ----------
                                                                         685,569
                                                                      ----------
OIL SERVICES (0.2%)
Nabors Industries, Inc. + ................              4,500            139,218
Pride International, Inc. * ..............                400              5,850
Seitel, Inc. + ...........................             10,100             68,175
Tosco Corp. ..............................              1,300             35,344
Transocean Sedco Forex Inc. ..............              1,700             57,269
                                                                      ----------
                                                                         305,856
                                                                      ----------
OTHER TELECOMMUNICATIONS (0.2%)
Broadwing Inc. ...........................                500             18,438
Citizens Utilities Co. + .................                608              8,626
NEXTLINK Communications, Inc. + ..........              1,500            124,594
Telephone & Data Systems, Inc. ...........                400             50,400
United States Cellular Corp. + ...........                300             30,281
                                                                      ----------
                                                                         232,339
                                                                      ----------
PRINT MEDIA (0.9%)
Central Newspapers, Inc. .................                800             31,500
Gannett Co., Inc. ........................                500             40,781
Knight-Ridder, Inc. ......................             12,900            767,550
McClatchy Co. ............................                900             38,925
Times Mirror Co. .........................                200             13,400
Tribune Co. ..............................              4,700            258,794
                                                                      ----------
                                                                       1,150,950
                                                                      ----------
PRODUCER GOODS (0.1%)
Dover Corp. ..............................                500             22,688
Graco, Inc. ..............................                700             25,112
Parker-Hannifin Corp. ....................                400             20,525
Zebra Technologies, Inc. + ...............              1,100             64,350
                                                                      ----------
                                                                         132,675
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS (5.5%)
Alexandria Real Estate
 Equities, Inc. ..........................              1,400             44,538
AMB Property Corp. .......................                400              7,975
Apartment Investment & Management Co. ....              5,400            214,987
Archstone Communities Trust ..............              4,100             84,050
Avalon Bay Communities, Inc. .............              1,001             34,347
Beacon Capital + * .......................             11,300            135,600
Bedford Property Investors, Inc ..........              1,200             20,475
Boston Properties, Inc. ..................             14,800            460,650
Camden Property Trust ....................              7,310            200,111


                                     See Notes to Portfolio of Investments.   71

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
LEGACY (CONTINUED)
================================================================================

                                                      NUMBER OF        MARKET
                                                       SHARES          VALUE
                                                      ---------        ------

UNITED STATES (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Capital Automotive REIT, Inc. ............              6,600       $     80,438
Captec Net Lease Realty, Inc. ............              1,800             13,500
CBL & Associates Properties, Inc. ........             15,800            325,875
Colonial Properties Trust ................              5,400            125,212
Crescent Real Estate Equities, Inc. ......              7,000            128,625
Criimi Mae, Inc. .........................             16,500             23,719
Developers Diversified Realty Corp. ......              2,100             27,038
Duke-Weeks Realty Corp. ..................              2,578             50,271
Equity Office Properties Trust ...........             11,700            288,112
Equity Residential Properties Trust ......             17,589            750,830
General Growth Properties, Inc. ..........              5,000            140,000
Glenborough Realty Trust, Inc. ...........              2,200             29,425
Glimcher Realty Trust ....................              3,100             39,913
Golf Trust of America, Inc. ..............              3,100             52,506
Health Care REIT, Inc. ...................              3,150             47,644
Healthcare Realty Trust, Inc. ............              2,592             40,500
Home Properties of New York, Inc. ........              8,000            219,500
Hospitality Properties Trust .............              5,400            102,937
Kimco Realty Corp. .......................             15,400            521,675
Koger Equity, Inc. .......................              2,900             48,938
Liberty Property Trust ...................             11,100            269,175
Manufactured Home Communities, Inc. ......              1,300             31,606
Pan Pacific Retail Properties, Inc. ......              2,200             35,888
Parkway Properties, Inc. .................              2,900             83,556
Pennsylvania Real Estate Investment Trust               2,100             30,581
Post Properties, Inc. ....................              6,900            263,925
Prentiss Properties Trust ................              9,300            195,300
ProLogis Trust ...........................              9,300            179,025
PS Business Parks, Inc. ..................             17,100            389,025
Public Storage, Inc. .....................              3,200             72,600
Reckson Associates Realty Corp. - Class B                 884             20,111
Senior Housing Properties Trust ..........                800              9,950
Shurgard Storage Centers, Inc. ...........              1,800             41,738
Simon Property Group, Inc. ...............              9,300            213,319
SL Green Realty Corp. ....................              2,900             63,075
Starwood Financial Inc. ..................              7,278            123,271
Starwood Hotels & Resort Worldwide, Inc. .              3,700             86,950
Summit Properties Inc. ...................              8,500            151,937
Sun Communities, Inc. ....................              9,600            309,000
Vornado Operating Co. * ..................                515              3,090
Vornado Realty Trust .....................             10,700            347,750
                                                                    ------------
                                                                       7,180,263
                                                                    ------------
SEMICONDUCTORS AND ELECTRONICS (2.5%)
Adaptec, Inc. + ..........................              1,300             64,837
ADC Telecommunications, Inc. + ...........                600             43,538
Altera Corp. + ...........................              1,200             59,475
Amkor Technology, Inc. + .................                300              8,475
Anaren Microwave, Inc. * .................              1,100             59,537
Applied Materials, Inc. + ................              4,000            506,750
Applied Micro Circuits Corp. + ...........                400             50,900
Applied Science and Technology, Inc. + ...              1,400             46,528
AVX Corp. ................................                100              4,994
BroadCom Corp. + .........................                300             81,712
Carrier Access Corp. * ...................                300             20,194
Comverse Technology, Inc. + ..............                300             43,425
Cybex Computer Products Corp. + ..........              2,200             89,100
Intel Corp. ..............................              2,800            230,475
Inter-Tel, Inc. ..........................                900             22,500
KLA Instruments Corp. + ..................              2,400            267,300
Lattice Semiconductor Corp. + ............              1,800             84,825
Lucent Technologies, Inc. ................              2,700            201,994
Maxim Integrated Products, Inc. + ........                600             28,313
Microchip Technology, Inc. + .............                200             13,688
Micron Technology, Inc. + ................              2,200            171,050
MIPS Technologies, Inc. + ................                600             31,200
Novellus Systems, Inc. + .................                300             36,759
Park Electrochemical Corp. ...............                900             23,906
PMC Sierra Inc. + ........................                300             48,094
Powerwave Technologies, Inc. + ...........                100              5,838
QUALCOMM Inc. * ..........................              2,000            352,250
RF Micro Devices, Inc. + .................                700             47,906
Sawtek, Inc. * ...........................                700             46,594
SDL, Inc. + ..............................                100             21,800
Semtech Corp. + ..........................              1,700             88,612
Synopsys, Inc. + .........................                100              6,675
Tellabs, Inc. + ..........................              5,100            327,356
Texas Instruments, Inc. ..................              1,400            135,625
                                                                    ------------
                                                                       3,272,225
                                                                    ------------
SPECIALTY CHEMICALS (0.1%)
Lubrizol Corp. (The) .....................                800             24,700
OM Group, Inc. ...........................                900             30,994
Praxair, Inc. ............................                400             20,125
                                                                    ------------
                                                                          75,819
                                                                    ------------
STEEL (0.0%)
Quanex Corp. .............................              1,800             45,900
                                                                    ------------
SURFACE TRANSPORT (0.2%)
Burlington Northern Santa Fe Corp. .......             11,700            283,725
Covenant Transport, Inc. + ...............                700             12,162
Union Pacific Corp. ......................                600             26,175
                                                                    ------------
                                                                         322,062
                                                                    ------------
TEXTILES AND APPAREL (0.1%)
K-Swiss Inc. .............................              1,400             26,009
Nike, Inc. ...............................                700             34,694
Polymer Group, Inc. * ....................              1,200             21,900
Tommy Hilfiger Corp. + ...................                700             16,319
                                                                          98,922
                                                                    ------------
TOTAL UNITED STATES (COST $31,568,849) ...                            33,577,092
                                                                    ------------


72  See Notes to Portfolio of Investments.

================================================================================

                                                      NUMBER OF        MARKET
                                                       SHARES          VALUE
                                                      ---------        ------

FOREIGN COMMON STOCKS (15.3%)
AUSTRALIA (0.3%)
Foster's Brewing Group Ltd.
 (Food and Beverage) .....................            126,400       $    362,906
                                                                    ------------
CANADA (0.7%)
Alcan Aluminum Ltd. (Aluminum) ...........                600             24,713
BCE Inc. (Other Telecommunications) ......              5,800            520,806
Canadian National Railway Co. ............
 (Surface Transport) .....................             10,500            276,281
Trizec Hahn Corp. (Real Estate Investment
 Trusts) .................................              4,100             69,188
                                                                    ------------
TOTAL CANADA                                                             890,988
                                                                    ------------
DENMARK (0.7%)
Carli Gry International A/S
 (Textiles and Apparel) ..................              8,800             99,943
Novo-Nordisk A/S (Drugs) .................              1,600            212,001
Tele Danmark A/S (Other Telecommunications)             4,100            304,332
Vestas Wind Systems A/S (Producer Goods) *              1,700            301,100
                                                                    ------------
TOTAL DENMARK                                                            917,376
                                                                    ------------
FINLAND (0.7%)
Comptel Oyj (Computer Software) + ........              1,000             70,283
Nokia Corp., ADR (Telecommunications) ....              2,800            532,000
Pohjola Group Insurance Corp. (Insurance).                700             42,267
Tietoenator Oyj (Computer Software) ......              4,500            280,772
                                                                    ------------
TOTAL FINLAND                                                            925,322
                                                                    ------------
FRANCE (0.7%)
Axa (Insurance) ..........................              1,300            181,062
France Telecom SA (Other
 Telecommunications) .....................              1,200            158,560
Groupe Danone (Food and Beverage) ........                500            117,743
Total Fina SA (Oil Services) .............              1,596            212,813
Vivendi (Conglomerate and Aerospace) .....              2,890            260,734
                                                                    ------------
TOTAL FRANCE                                                             930,912
                                                                    ------------
GERMANY (1.4%)
Buderus AG (Forest Products and
 Building Materials) .....................             21,300            360,112
DePfa Deutsche Pfandbriefbank
 AG (Banks and Thrifts) ..................              4,100            306,152
Fresenius Medical Care AG
 (Biotech and Medical Products) ..........              3,000            256,317
Intershop Communications AG
 (Data and Imaging Services) + ...........              1,300            366,312
Mannesmann AG (Data and Imaging Services)               1,000            241,021
Siemens AG (Electrical Machinery and
 Instruments) ............................              2,500            317,755
                                                                    ------------
TOTAL GERMANY                                                          1,847,669
                                                                    ------------
HONG KONG (0.1%)
China Telecom Ltd., ADR (Other
 Telecommunications) + ...................              1,300            167,131
                                                                    ------------
IRELAND (0.6%)
Allied Irish Banks (Banks and Thrifts) ...             12,168            138,616
CRH Plc (Forest Products and Building
 Materials) ..............................             12,188            262,479
Waterford Wedgewood (Housing
 and Furnishings) ........................            354,195            360,009
                                                                    ------------
TOTAL IRELAND                                                            761,104
                                                                    ------------
ITALY (0.1%)
Banca Nazionale del Lavoro (Banks and
 Thrifts) + ..............................             42,800            142,568
                                                                    ------------
JAPAN (2.5%)
Canon, Inc. (Semiconductors and Electronics)            6,000            238,449
FamilyMart Co., Ltd. (Discretionary Retail)             3,300            219,655
Fuji Heavy Industries Ltd. (Automotive) ..             20,000            137,040
Fujitsu Limited (Computers) ..............              3,000            136,844
Matsushita Electric Industrial Co., Ltd.
 (Electrical Machinery and Instruments) ..              7,000            193,912
Matsushita-Kotobuki Electronics Industries,
 Ltd. (Electrical Machinery and Instruments)            5,000            100,578
NTT Mobile Communication Network, Inc. (Other
 Telecommunications) + ...................                  8            307,753
Seino Transportation Co. Ltd. ............
 (Surface Transport) .....................             56,000            297,103
Sekisui Chemical Co., Ltd. ...............
 (Specialty Chemicals) ...................             29,000            128,592
Shin-Etsu Chemical Co., Ltd. .............
 (Specialty Chemicals) ...................              6,000            258,418
SoftBank Corp. (Semiconductors and
 Electronics) .............................               500            478,661
Sony Corp. (Housing and Furnishings) ......             1,100            326,253
Terumo Corp. (Biotech and Medical Products)            11,000            293,951
The Tokio Marine & Fire Insurance Co., Ltd.
 (Insurance) .............................             13,000            152,065
                                                                    ------------
TOTAL JAPAN                                                            3,269,274
                                                                    ------------
MEXICO (0.2%)
Telefonos de Mexico SA, ADR
 (Other Telecommunications) + ............              2,300            258,750
                                                                      ----------
NETHERLANDS (2.5%)
Akzo Nobel NV (Specialty Chemicals) ......              4,400            220,511
Getronics NV (Computers) .................              3,600            286,930
ING Groep NV (Diversified Financial
 Services) ...............................              4,509            271,986
Kloninklijke KPN NV (Major
 Telecommunications) .....................              2,100            204,782
KPNQwest N.V. (Other Telecommunications) +              5,300            352,555
Philips Electronics NV (Electrical
 Machinery and Instruments) ..............              1,900            258,129
Royal Dutch Petroleum Co. (Oil) ..........              4,100            247,794
STMicroelectronics (Semiconductors and
 Electronics) ............................              2,600            399,803
United Pan-Europe Communications NV (Other
 Telecommunications) + ...................              3,900            498,445
Vendex KBB N.V. (Discretionary Retail) ...              6,425            170,697


                                     See Notes to Portfolio of Investments.   73

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
LEGACY (CONTINUED)
================================================================================

                                                      NUMBER OF        MARKET
                                                       SHARES          VALUE
                                                      ---------        ------

NETHERLANDS (CONTINUED)
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd
 Bezit (Print Media) .....................              5,800       $    304,566
                                                                    ------------
TOTAL NETHERLANDS                                                      3,216,198
                                                                    ------------
NORWAY (0.4%)
Christiania Bank Og Kredkasse
 (Banks and Thrifts) .....................             33,400            164,758
Ocean Rig ASA (Oil Services) + ...........             26,778            130,422
Petroleum Geo-Services ASA
 (PGS) (Oil Services) * ..................             10,000            178,583
                                                                    ------------
TOTAL NORWAY                                                             473,763
                                                                    ------------
SPAIN (0.5%)
Telefonica Publicidad e
 Informacion, S.A. (Consumer Services) * .              8,000            388,451
Telefonica de Espana (Major
 Telecommunications) * ...................             13,056            325,845
                                                                    ------------
TOTAL SPAIN                                                              714,296
                                                                    ------------
SWEDEN (0.6%)
Ericsson Telephone, ADR
 (Telecommunications Equipment) ..........              8,000            525,500
HiQ International AB (Data and
 Imaging Services) .......................              2,200            141,009
Icon Medialab International AB
 (Data and Imaging Services) + ...........              5,000            174,056
                                                                    ------------
TOTAL SWEDEN .............................                               840,565
                                                                    ------------
SWITZERLAND (0.4%)
Adecco SA (Surface Transport) ............                320            249,199
The Swatch Group AG (Consumer Specialties)                200            230,359
                                                                    ------------
TOTAL SWITZERLAND                                                        479,558
                                                                    ------------
UNITED KINGDOM (2.9%)
AstraZeneca Group Plc (Drugs) ............              3,400            141,070
Bank of Scotland (Banks and Thrifts) .....             23,103            268,385
British Telecom Plc (Other
 Telecommunications) .....................             19,319            472,263
Cable & Wireless Plc (Other
 Telecommunications) + ...................             33,700            571,171
Dixons Group Plc (Discretionary Retail) ..              6,133            147,546
Granada Group Plc (Electronic Media) * ...             12,746            129,226
Kingfisher Plc (Discretionary Retail) ....             15,957            177,120
Prudential Plc (Insurance) ...............             19,900            392,260
Shell Transport & Trading Co. (Oil) ......             26,400            219,457
Shire Pharmaceuticals Group PLC (Drugs) +               3,128             91,103
SmithKline Beecham Plc (Drugs) ...........             14,631            186,751
Stagecoach Holdings Plc (Surface Transport)           118,400            305,122
Viatel, Inc. (Other
 Telecommunications) + ...................              3,600            193,050
Vodafone Group Plc (Other
 Telecommunications) .....................             29,375            145,587
WPP Group Plc (Commercial Services) ......             21,900            347,115
                                                                    ------------
TOTAL UNITED KINGDOM                                                   3,787,226
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS (COST $14,728,482)                        19,985,606
                                                                    ------------
TOTAL COMMON STOCKS (COST $46,297,331) ...                            53,562,698
                                                                    ------------
PREFERRED STOCKS (0.0%)
Criimi Mae, Inc. * .......................              1,239             10,377
                                                                    ------------
TOTAL PREFERRED STOCKS (COST $103,811)                                    10,377
                                                                    ------------

                                                     NUMBER OF
                                                     CONTRACTS
                                                     ---------
CALL OPTIONS PURCHASED (0.2%)
Russell 2000 Index, Strike  $470, Mar. 00                  50            228,125
                                                                    ------------
TOTAL OPTIONS PURCHASED (COST $135,150) ..                               228,125
                                                                    ------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                     ---------
LONG-TERM BONDS AND NOTES (47.5%)
CORPORATE BONDS (12.9%)
ABN AMRO Bank NV,7.55%,06/28/06 ..........         $  150,000            149,454
AT&T Capital Corp.,6.75%,02/04/02 ........            400,000            397,608
Bank of America Corp.,5.75%,03/01/04 .....            120,000            113,729
Capital Auto Receivables Asset Trust,6.30%,
 05/15/04 ................................          1,100,000          1,092,480
Capital One Bank,6.66%,06/19/00 ..........            700,000            700,203
Chemical Master Credit Card Trust,7.09%,
 02/15/09 ................................            855,000            844,039
Chrysler Financial Corp.,5.25%,10/19/00 ..            450,000            445,442
Conoco Inc.,5.90%,04/15/04 ...............            450,000            429,602
DaimlerChrysler NA Holdings Inc.,
 7.20%,09/01/09 ..........................            271,000            266,069
Diageo Capital Plc,7.25%,11/01/09 ........            380,000            372,339
Dow Chemical Co.,7.38%,11/01/29 ..........            130,000            124,345
Eastman Kodak Co.,6.50%,08/15/01 .........            335,000            332,601
Ford Motor Credit Corp.,6.70%,07/16/04 ...            350,000            342,563
Ford Motor Credit Corp.,7.38%,10/28/09 ...            600,000            592,350
Fortune Brands, Inc.,6.63%,07/15/28 ......            280,000            236,685
General Electric Capital
 Corp.,6.81%,11/03/03 ....................            450,000            446,625
GTE Corp.,9.38%,12/01/00 .................          1,000,000          1,024,070
Household Finance Corp.,5.88%,09/25/04 ...            835,000            787,931
Korea Development Bank,7.13%,09/17/01 ....            700,000            694,862
MBNA Master Credit Card Trust,6.40%,
 01/18/05 ................................          1,200,000          1,186,800
Morgan Stanley Dean Witter & Co.,7.13%,
 01/15/03 ................................            270,000            269,787
Morgan Stanley Dean Witter & Co.,5.63%,
 01/20/04 ................................            130,000            122,451
National Australia Bank,6.40%,12/10/07 ...          2,000,000          1,902,280
Norwest Financial, Inc.,5.38%,09/30/03 ...            835,000            786,720
Quebec Province Co.,5.75%,02/15/09 .......            360,000            319,565
Quebec Province Co.,7.50%,09/15/29 .......            140,000            135,712
Raytheon Co.,6.75%,08/15/07 ..............            480,000            447,806
Texaco Capital, Inc.,5.50%,01/15/09 ......            700,000            613,977
Tyco International Group SA,6.13%,01/15/09          1,000,000            880,780
U.S. West Communications Group,5.63%,
 11/15/08 ................................            340,000            295,471
United Technologies
 Corp.,7.50%,09/15/29 ....................            500,000            489,423
                                                                    ------------
TOTAL CORPORATE BONDS (COST $17,388,728) .                            16,843,769
                                                                    ------------


74   See Notes to Portfolio of Investments.

================================================================================

                                                   PRINCIPAL           MARKET
                                                    AMOUNT             VALUE
                                                   ---------           ------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (19.2%)
Federal National Mortgage
 Association,5.75%,03/15/09 ..............         $3,398,000       $ 3,096,013
Federal National Mortgage
 Association,6.00%,06/01/28-01/01/29 .....          3,701,998         3,388,476
Federal National Mortgage
 Association,6.50%,08/01/28 ..............            383,644           362,327
Federal National Mortgage
 Association,6.63%,09/15/09 ..............          3,340,000         3,243,975
Federal National Mortgage
 Association - Conventional
 Loan,6.50%,02/01/28 .....................          1,736,435         1,639,954
Government National Mortgage
 Association,6.50%,01/15/29-03/15/29 .....          5,490,661         5,157,788
Government National Mortgage
 Association,7.00%,04/15/27-07/15/28 .....          5,020,970         4,854,580
Government National Mortgage
 Association,7.50%,12/15/23 ..............          2,793,333         2,780,309
Government National Mortgage
 Association,8.00%,07/15/24 ..............            575,258           582,505
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $26,341,551)                                       25,105,927
                                                                   ------------
U.S. GOVERNMENT OBLIGATIONS (15.4%)
U.S. Treasury
 Note,5.25%,08/15/03-02/15/29 ............          5,825,000         5,388,168
U.S. Treasury
 Note,5.50%,03/31/03 .....................          5,730,000         5,587,667
U.S. Treasury
 Note,6.00%,08/15/04-08/15/09 ............          8,259,000         8,040,050
U.S. Treasury
 Note,6.50%,05/31/02-08/15/05 ............          1,200,000         1,201,694
                                                                   ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (COST $20,677,285).......................                           20,217,579
                                                                   ------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $64,407,564).......................                           62,167,275
                                                                   ------------
SHORT-TERM INVESTMENTS (9.3%)
Federal Home Loan
 Bank,1.50%,01/03/00 .....................          3,625,000         3,625,000
U.S. Treasury
 Bill,4.86%,02/17/00 @ ...................            600,000           596,355
U.S. Treasury
 Bill,4.92%,02/17/00 @ ...................            200,000           198,770
U.S. Treasury
 Bill,4.96%,02/17/00 @ ...................            100,000            99,380
U.S. Treasury
 Bill,5.03%,02/17/00 @ ...................          3,400,000         3,378,623
U.S. Treasury
 Bill,5.06%,02/17/00 @ ...................            300,000           298,104
Wheels Inc.,7.50%,01/05/00 + .............          4,000,000         3,998,333
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $12,194,564).......................                           12,194,565
                                                                   ------------
TOTAL INVESTMENTS (COST $123,138,420)(A) .                          128,163,040

OTHER ASSETS LESS LIABILITIES ............                            3,043,830
                                                                   ------------
TOTAL NET ASSETS .........................                         $131,206,870
                                                                   ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $123,359,449. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains ...................................               $ 10,001,861

Unrealized losses ..................................                 (5,198,270)
                                                                   ------------

 Net unrealized gain ...............................               $  4,803,591
                                                                   ============

Information concerning open futures contracts at December 31, 1999 is shown below:

                                       NOTIONAL
                           NO. OF       MARKET     EXPIRATION      UNREALIZED
                         CONTRACTS      VALUE         DATE        GAIN/(LOSS)
                         ----------  ------------  -----------  ----------------
    LONG CONTRACTS
    --------------

Russell 2000 Index
Futures................       6       $1,529,850     Mar 00       $    29,534

Long-Term Euro Bond
Futures................      15        1,572,019     Mar 00           (37,285)

Swiss Government Bond
Futures................      14        1,053,759     Mar 00           (10,739)
                                     -----------                --------------
                                      $4,155,628                  $   (18,490)
                                     ===========                ==============

Information concerning options written at December 31, 1999 is shown below:

                           NO. OF      EXERCISE     EXPIRATION       MARKET
                         CONTRACTS       PRICE         DATE           VALUE
                        ------------  -----------  -------------  --------------
     PUT OPTIONS
     -----------

Russell 2000 Index ...       50         $470.00       Mar 00        $(51,875)
                                                                    ========

+     Non-income producing security.
* Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Acquisition date and cost concerning illiquid securities at December 31, 1999 is shown below:

                                               ACQUISITION
                                                   DATE                  COST
                                               -----------           ----------

Beacon Capital .....................              3/17/98            $  170,239

Wheels Inc. ........................             12/28/99             3,998,333
                                                                     ----------
                                                                     $4,168,572
                                                                     ==========

The market value of the total illiquid securities above is $4,133,933 which represents 3.15% of the total net assets.

Category percentages are based on net assets.


                                          See Notes to Financial Statements.  75

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
================================================================================

                                                                 ASCENT        CROSSROADS          LEGACY
                                                                 ------        ----------          ------
ASSETS:
Investments, at market value ............................     $206,950,128     $192,618,299     $128,163,040
Cash ....................................................          118,082           54,764           29,879
Foreign currency ........................................        4,036,364        3,171,443        1,519,710
Receivable for:
 Dividends and interest .................................          506,519        1,002,616          998,967
 Investments sold .......................................        4,911,785        2,708,297        1,045,970
 Fund shares sold .......................................            4,071               --           15,173
 Variation margin .......................................               --           38,211           28,597
 Recoverable foreign taxes ..............................           27,333           21,934           12,747
Prepaid expenses ........................................            2,164            2,048            1,464
Gross unrealized gain on forward
 foreign currency exchange contracts ....................           15,245           12,237            6,481
                                                              ------------     ------------     ------------
     Total assets .......................................      216,571,691      199,629,849      131,822,028
                                                              ------------     ------------     ------------
LIABILITIES:
Payable for:
 Investments purchased ..................................        1,294,585          953,391          430,936
 Fund shares redeemed ...................................          555,985          700,348            1,583
 Variation margin .......................................               91               --               --
 Put options written, at market value (Premiums received;
 Ascent $146,072, Crossroads $136,462 and Legacy $96,100)           78,850           73,663           51,875
Accrued investment advisory fees ........................          111,969          104,723           70,124
Accrued administrative service fees .....................           13,996           13,090            8,765
Accrued custody fees ....................................           55,032           50,202           44,130
Other liabilities .......................................            7,025            7,447            3,490
Gross unrealized loss on forward
 foreign currency exchange contracts ....................           42,655           25,437            4,255
                                                              ------------     ------------     ------------
     Total liabilities ..................................        2,160,188        1,928,301          615,158
                                                              ------------     ------------     ------------
      NET ASSETS ........................................     $214,411,503     $197,701,548     $131,206,870
                                                              ============     ============     ============
NET ASSETS REPRESENTED BY:
Paid-in capital .........................................     $191,237,667     $181,096,781     $124,134,985
Net unrealized gain on investments, open futures
 contracts and foreign currency related transactions ....       21,448,321       14,158,138        5,052,215
Undistributed net investment income .....................          918,751        1,231,556        1,043,425
Accumulated net realized gain on
 investments ............................................          806,764        1,215,073          976,245
                                                              ------------     ------------     ------------
      NET ASSETS ........................................     $214,411,503     $197,701,548     $131,206,870
                                                              ============     ============     ============

Cost of investments .....................................     $185,523,354     $178,501,659     $123,138,420
Cost of foreign currency ................................     $  4,037,041     $  3,173,190     $  1,519,687
CAPITAL SHARES:
Authorized ..............................................      Two Billion      Two Billion      Two Billion
Par value ...............................................     $      0.001     $      0.001     $      0.001
Outstanding .............................................       14,368,842       14,358,365       10,500,792
Net asset value, offering and redemption price per
 share (net assets divided by shares outstanding) .......     $      14.92     $      13.77     $      12.49


76   See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

================================================================================

                                                                         ASCENT          CROSSROADS          LEGACY
                                                                         ------          ----------          ------
INVESTMENT INCOME:
Dividends .......................................................     $  4,840,539      $  3,406,820      $  1,681,117
Interest ........................................................        1,383,915         3,866,003         4,403,332
                                                                      ------------      ------------      ------------
                                                                         6,224,454         7,272,823         6,084,449
Foreign taxes withheld on dividends .............................          (43,071)          (31,818)          (17,772)
                                                                      ------------      ------------      ------------
     Total investment income ....................................        6,181,383         7,241,005         6,066,677
                                                                      ------------      ------------      ------------
INVESTMENT EXPENSES:
Investment advisory fees ........................................        1,216,353         1,146,645           809,797
Administrative services fees ....................................          152,044           143,331           101,225
Printing and postage fees .......................................           21,335            16,700            13,152
Custody fees ....................................................           61,393            55,294            49,074
Transfer agent fees .............................................            2,577             2,577             2,577
Audit fees ......................................................           24,328            24,322            24,258
Directors' fees .................................................            5,866             5,556             4,076
Registration fees ...............................................            4,027             4,832               999
Miscellaneous expenses ..........................................            8,063             7,371             5,199
                                                                      ------------      ------------      ------------
Expenses before reimbursement and waiver from Investment Adviser         1,495,986         1,406,628         1,010,357
Expense reimbursement and waiver from Investment Adviser ........               --                --            (2,427)
                                                                      ------------      ------------      ------------
     Net expenses ...............................................        1,495,986         1,406,628         1,007,930
                                                                      ------------      ------------      ------------
Net investment income ...........................................        4,685,397         5,834,377         5,058,747
                                                                      ------------      ------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ....................................................       11,820,208         8,390,390         4,411,230
 Written options ................................................       (1,300,238)         (893,427)         (385,270)
 Futures and forward foreign currency exchange contracts ........        1,666,327           904,151           404,158
 Foreign currency related transactions ..........................         (881,256)          (99,171)         (121,146)
                                                                      ------------      ------------      ------------
     Net realized gain on investments ...........................       11,305,041         8,301,943         4,308,972
                                                                      ------------      ------------      ------------
Net change in unrealized gain or loss on:
 Investments ....................................................       11,345,142         4,583,968          (168,363)
 Written options ................................................           67,222            62,799            44,225
 Futures and forward foreign currency exchange contracts ........          118,849           107,856            54,418
 Foreign currency related transactions ..........................            2,968            (3,702)           (1,729)
                                                                      ------------      ------------      ------------
     Net change in unrealized gain or loss on investments .......       11,534,181         4,750,921           (71,449)
                                                                      ------------      ------------      ------------
Net realized and change in unrealized gain or loss on investments       22,839,222        13,052,864         4,237,523
                                                                      ------------      ------------      ------------
Net increase in net assets resulting from operations ............     $ 27,524,619      $ 18,887,241      $  9,296,270
                                                                      ============      ============      ============


                                         See Notes to Financial Statements.   77

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                      ASCENT
                                                                       -------------------------------------
                                                                           YEAR ENDED          YEAR ENDED
                                                                       DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                       -----------------   -----------------
FROM OPERATIONS:
Net investment income ...............................................     $   4,685,397      $   4,785,925
Net realized gain on investments ....................................        11,305,041          3,839,619
Net change in unrealized gain or loss on investments ................        11,534,181         (1,925,904)
                                                                          -------------      -------------
 Net increase in net assets resulting from operations ...............        27,524,619          6,699,640
                                                                          -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ..........................................        (4,511,270)        (4,979,306)
From net realized gains .............................................        (9,713,831)        (4,834,598)
                                                                          -------------      -------------
 Decrease in net assets from distributions to shareholders ..........       (14,225,101)        (9,813,904)
                                                                          -------------      -------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold ...........................................        14,642,381         61,786,543
Net asset value of shares issued upon reinvestment of distributions .        14,225,101          9,813,904
Payments for shares redeemed ........................................       (35,351,313)        (9,700,764)
                                                                          -------------      -------------
 Net increase (decrease) in net assets from fund share transactions .        (6,483,831)        61,899,683
                                                                          -------------      -------------
  Net change in net assets ..........................................         6,815,687         58,785,419

NET ASSETS:
Beginning of period .................................................       207,595,816        148,810,397
                                                                          -------------      -------------
End of period .......................................................     $ 214,411,503      $ 207,595,816
                                                                          =============      =============
End of period net assets includes undistributed net investment income     $     918,751      $     578,631
                                                                          =============      =============

SHARE TRANSACTIONS:
Number of shares sold ...............................................         1,025,848          4,231,255
Number of shares issued upon reinvestment of distributions ..........         1,004,027            698,611
Number of shares redeemed ...........................................        (2,467,556)          (663,321)
                                                                          -------------      -------------
 Net increase (decrease) ............................................          (437,681)         4,266,545
                                                                          =============      =============


78   See Notes to Financial Statements.

================================================================================

                                                                        CROSSROADS
                                                            -------------------------------------
                                                               YEAR ENDED          YEAR ENDED
                                                            DECEMBER 31, 1999   DECEMBER 31, 1998
                                                            -----------------   -----------------
FROM OPERATIONS:
Net investment income ....................................     $   5,834,377      $   5,356,634
Net realized gain on investments .........................         8,301,943          1,981,947
Net change in unrealized gain or loss on investments .....         4,750,921          1,113,364
                                                               -------------      -------------
 Net increase in net assets resulting from operations ....        18,887,241          8,451,945
                                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ...............................        (4,966,477)        (5,665,597)
From net realized gains ..................................        (7,017,489)        (1,755,177)
                                                               -------------      -------------
 Decrease in net assets from distributions to shareholders       (11,983,966)        (7,420,774)
                                                               -------------      -------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold ................................        15,649,406         69,477,764
Net asset value of shares issued upon
  reinvestment of distributions ..........................        11,983,966          7,420,774
Payments for shares redeemed .............................       (30,397,144)        (7,357,412)
                                                               -------------      -------------
 Net increase (decrease) in net assets
 from fund share transactions ............................        (2,763,772)        69,541,126
                                                               -------------      -------------
  Net change in net assets ...............................         4,139,503         70,572,297

NET ASSETS:
Beginning of period ......................................       193,562,045        122,989,748
                                                               -------------      -------------
End of period ............................................     $ 197,701,548      $ 193,562,045
                                                               =============      =============
End of period net assets includes
 undistributed net investment income .....................     $   1,231,556      $     289,728
                                                               =============      =============

SHARE TRANSACTIONS:
Number of shares sold ....................................         1,164,134          5,136,875
Number of shares issued upon reinvestment of distributions           902,479            558,939
Number of shares redeemed ................................        (2,241,606)          (561,586)
                                                               -------------      -------------
 Net increase (decrease) .................................          (174,993)         5,134,228
                                                               =============      =============


                                         See Notes to Financial Statements.   79

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                                                     LEGACY
                                                                      ------------------------------------
                                                                          YEAR ENDED         YEAR ENDED
                                                                      DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                      -----------------  -----------------
FROM OPERATIONS:
Net investment income .............................................     $   5,058,747      $   4,736,935
Net realized gain on investments ..................................         4,308,972          1,477,725
Net change in unrealized gain or loss on investments ..............           (71,449)           765,471
                                                                        -------------      -------------
 Net increase in net assets resulting from operations .............         9,296,270          6,980,131
                                                                        -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ........................................        (4,123,361)        (4,684,974)
From net realized gains ...........................................        (3,293,641)        (1,728,893)
                                                                        -------------      -------------
 Decrease in net assets from distributions to shareholders ........        (7,417,002)        (6,413,867)
                                                                        -------------      -------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold .........................................        10,629,306         76,155,195
Net asset value of shares issued upon reinvestment of distributions         7,417,002          6,413,867
Payments for shares redeemed ......................................       (37,245,054)       (16,258,488)
                                                                        -------------      -------------
 Net increase (decrease) in net assets from fund share transactions       (19,198,746)        66,310,574
                                                                        -------------      -------------
  Net change in net assets ........................................       (17,319,478)        66,876,838

NET ASSETS:
Beginning of period ...............................................       148,526,348         81,649,510
                                                                        -------------      -------------
End of period .....................................................     $ 131,206,870      $ 148,526,348
                                                                        =============      =============
End of period net assets includes
 undistributed net investment income ..............................     $   1,043,425      $     194,717
                                                                        =============      =============

SHARE TRANSACTIONS:
Number of shares sold .............................................           849,143          6,061,578
Number of shares issued upon reinvestment of distributions ........           605,625            520,120
Number of shares redeemed .........................................        (2,959,102)        (1,324,436)
                                                                        -------------      -------------
 Net increase (decrease) ..........................................        (1,504,334)         5,257,262
                                                                        =============      =============


80   See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
================================================================================

1. ORGANIZATION

Aetna Generation Portfolios, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on October 14, 1994 and is authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a Portfolio and collectively, the Portfolios) with its own investment objective, policies and restrictions.

Currently, the Company offers shares of the Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP. Each of these diversified Portfolios commenced investment operations on July 5, 1995. The Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.

The following is each Portfolio's investment objective:

      AETNA ASCENT VP (Ascent) seeks to provide capital appreciation.

      AETNA CROSSROADS VP (Crossroads) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

      AETNA LEGACY VP (Legacy) seeks to provide total return consistent with preservation of capital.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 1999, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 98.5%, 98.8% and 99.2% of Ascent, Crossroads and Legacy's shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to the Portfolios. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio has been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein, although actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day.

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

The Portfolios may purchase and write (sell) call options and put options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios invest in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange

================================================================================

contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal income taxes.

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures and options contracts, passive foreign investment companies and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

G. LINE OF CREDIT

The Company (Ascent, Crossroads and Legacy), certain portfolios of Aetna Variable Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund Inc., collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999, and there was no outstanding balance as of December 31, 1999.

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee at an annual rate of 0.60% of its average daily net assets.

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion of assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of 0.30% of the average daily net assets. For the year ended December 31, 1999, Aeltus paid ALIAC $1,586,744.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase each Portfolio's yield and total return. Actual expenses for the year ended December 31, 1999 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1999 were:

                                COST OF PURCHASES    PROCEEDS FROM SALES
                                -----------------    -------------------
              Ascent               $261,810,832          $295,871,415
              Crossroads            249,913,163           250,964,731
              Legacy                174,724,672           171,591,603

================================================================================

6. OPTIONS

For the year ended December 31, 1999, the following reflects the written option activity:

                                                CALL OPTIONS WRITTEN
                                      ------------------------------------------
                                      NUMBER OF      PREMIUM         REALIZED
ASCENT                                CONTRACTS      RECEIVED        GAIN (LOSS)
                                      ------------------------------------------

Outstanding December 31, 1998              --      $        --      $        --
Written                                   791        1,908,323               --
Closed                                   (791)      (1,908,323)      (1,300,238)
                                      ------------------------------------------
Outstanding December 31, 1999              --      $        --      $(1,300,238)
                                      ==========================================

                                                 PUT OPTIONS WRITTEN
                                      ------------------------------------------
                                      NUMBER OF      PREMIUM         REALIZED
ASCENT                                CONTRACTS      RECEIVED        GAIN (LOSS)
                                      ------------------------------------------
Outstanding December 31, 1998            --        $        --      $        --
Written                                  76            146,072               --
Closed                                   --                 --               --
                                      ------------------------------------------
Outstanding December 31, 1999            76        $   146,072      $        --
                                      ==========================================

                                                 CALL OPTIONS WRITTEN
                                      ------------------------------------------
                                      NUMBER OF      PREMIUM         REALIZED
CROSSROADS                            CONTRACTS      RECEIVED        GAIN (LOSS)
                                      ------------------------------------------
Outstanding December 31, 1998              --      $        --      $        --
Written                                   306          741,803               --
Closed                                   (306)        (741,803)        (923,625)
                                      ------------------------------------------
Outstanding December 31, 1999              --      $        --      $  (923,625)
                                      ==========================================

                                                  PUT OPTIONS WRITTEN
                                      ------------------------------------------
                                      NUMBER OF      PREMIUM         REALIZED
CROSSROADS                            CONTRACTS      RECEIVED        GAIN (LOSS)
                                      ------------------------------------------
Outstanding December 31, 1998             --       $        --      $        --
Written                                  113           217,186               --
Closed                                   (42)          (80,724)          30,198
                                      ------------------------------------------
Outstanding December 31, 1999             71       $   136,462      $    30,198
                                      ==========================================

                                                CALL OPTIONS WRITTEN
                                      ------------------------------------------
                                      NUMBER OF      PREMIUM         REALIZED
LEGACY                                CONTRACTS      RECEIVED        GAIN (LOSS)
                                      ------------------------------------------
Outstanding December 31, 1998              --        $      --      $        --
Written                                   133          324,980               --
Closed                                   (133)        (324,980)        (405,402)
                                      ------------------------------------------
Outstanding December 31, 1999              --        $      --      $  (405,402)
                                      ==========================================

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

                                                  PUT OPTIONS WRITTEN
                                      ------------------------------------------
                                      NUMBER OF      PREMIUM         REALIZED
LEGACY                                CONTRACTS      RECEIVED        GAIN (LOSS)
                                      ------------------------------------------
Outstanding December 31, 1998              --        $      --      $        --
Written                                    78          149,916               --
Closed                                    (28)         (53,816)          20,132
                                      ------------------------------------------
Outstanding December 31, 1999              50        $  96,100      $    20,132
                                      ==========================================

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of December 31, 1999, the Portfolios had the following open forward foreign currency exchange contracts that obligate the Portfolios to deliver currencies at specified future dates. Ascent and Crossroads had a net unrealized loss of $27,410 and $13,200, respectively, and Legacy had a net unrealized gain of $2,226 on these contracts, which are included in the accompanying financial statements. The terms of the open contracts are as follows:

 EXCHANGE                        CONTRACTS       IN EXCHANGE    CONTRACTS    UNREALIZED
   DATE      TYPE  CURRENCY  TO RECEIVE/DELIVER      FOR        AT VALUE     GAIN (LOSS)
   ----      ----  --------  ------------------      ---        --------     -----------
ASCENT
------

  5/18/00    Buy     HKD            910,000       $  116,074    $  117,007    $    933
  2/17/00    Buy     JPY         74,300,000          728,274       731,914       3,640
   1/4/00    Sell    EURO           925,000          934,157       929,856       4,301
   1/4/00    Sell    EURO           601,000          610,526       604,155       6,371
  5/18/00    Sell    HKD            910,000          116,003       117,007      (1,004)
  1/27/00    Sell    JPY        127,310,000        1,224,488     1,250,341     (25,853)
  2/17/00    Sell    JPY        158,835,000        1,548,854     1,564,652     (15,798)
                                                                              --------
                                                                              $(27,410)
                                                                              ========
CROSSROADS
----------

  5/18/00    Buy     HKD            720,000       $   91,839    $   92,577    $    738
  2/17/00    Buy     JPY          43,340,00          424,810       426,933       2,123
   1/4/00    Sell    EURO          1,109,00        1,119,979     1,114,822       5,157
   1/4/00    Sell    EURO           398,000          404,308       400,089       4,219
  5/18/00    Sell    HKD            720,000           91,783        92,577        (794)
  1/27/00    Sell    JPY         47,660,000          458,402       468,080      (9,678)
  2/17/00    Sell    JPY        150,460,000        1,467,186     1,482,151     (14,965)
                                                                              --------
                                                                              $(13,200)
                                                                              ========

================================================================================

 EXCHANGE                        CONTRACTS       IN EXCHANGE    CONTRACTS    UNREALIZED
   DATE      TYPE  CURRENCY  TO RECEIVE/DELIVER      FOR        AT VALUE     GAIN (LOSS)
   ----      ----  --------  ------------------      ---        --------     -----------

LEGACY
------

  5/18/00    Buy     HKD            430,000       $   54,848    $   55,289    $    441
  2/17/00    Buy     JPY         29,930,000          293,368       294,834       1,466
   1/4/00    Sell    EURO           589,000          594,831       592,092       2,739
   1/4/00    Sell    EURO           173,000          175,742       173,908       1,834
  5/18/00    Sell    HKD            430,000           54,814        55,289        (475)
  1/27/00    Sell    JPY          1,020,000            9,811        10,018        (207)
  2/17/00    Sell                95,977,900          935,913       939,485      (3,572)
                                                                              --------
                                                                              $  2,226
                                                                              ========

AETNA GENERATION PORTFOLIOS, INC.
ADDITIONAL INFORMATION
DECEMBER 31, 1999
================================================================================

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

                              Ascent            4.99%
                              Crossroads        3.65%
                              Legacy            2.47%

In accordance with federal tax authorities, Crossroads paid $52,793 and $0.0038 of aggregate and per share dividends, respectively, which qualify to be taxed at long-term capital gain rates.

YEAR 2000 (UNAUDITED)

The Portfolio's Year 2000 remediation efforts have been completed. Currently, the Portfolio's have no information that indicates a mission-critical vendor or service provider will be unable to sell goods or provide services to the Portfolios or that any customer will be unable to purchase from the Portfolios because of Year 2000 issues. As of today, the Portfolio's have not experienced any significant disruptions to their financial reporting or operating activities that were caused by failure of their computerized systems resulting from Year 2000 issues.

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS
ASCENT
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                                                                              PERIOD FROM
                                                                                                              JULY 5, 1995
                                     YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED      (COMMENCEMENT OF
                                    DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       OPERATIONS)
                                        1999               1998              1997              1996       TO DECEMBER 31, 1995
                                    ------------       ------------      ------------      ------------   --------------------
Net asset value, beginning
 of period .....................     $     14.02       $     14.12       $     12.62       $     10.80         $     10.00
                                     -----------       -----------       -----------       -----------         -----------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .........            0.39              0.33              0.25+             0.22+               0.12+
 Net realized and
  change in unrealized
  gain or loss on
  investments ..................            1.56              0.27              2.25              2.29                0.93
                                     -----------       -----------       -----------       -----------         -----------
   Total from investment
    operations .................            1.95              0.60              2.50              2.51                1.05
                                     -----------       -----------       -----------       -----------         -----------
LESS DISTRIBUTIONS:
 From net investment income ....           (0.33)            (0.35)            (0.34)            (0.23)              (0.25)
 From net realized
  gains on investments .........           (0.72)            (0.35)            (0.66)            (0.46)                 --
                                     -----------       -----------       -----------       -----------         -----------
   Total distributions .........           (1.05)            (0.70)            (1.00)            (0.69)              (0.25)
                                     -----------       -----------       -----------       -----------         -----------
Net asset value, end
 of period .....................     $     14.92       $     14.02       $     14.12       $     12.62         $     10.80
                                     ===========       ===========       ===========       ===========         ===========

Total return* ..................           14.35%             4.30%            19.90%            23.58%              10.45%
Net assets, end of
 period (000's) ................     $   214,412       $   207,596       $   148,810       $    45,155         $    18,850
Ratio of total expenses
 to average net assets .........            0.74%             0.75%             0.75%             0.84%               1.59%(1)
Ratio of net investment
 income to average net assets ..            2.31%             2.59%             2.51%             2.53%               2.26%(1)
Portfolio turnover rate ........          135.30%           104.33%           124.82%           109.77%              39.77%

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                         See Notes to Financial Statements.   89

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
CROSSROADS
================================================================================

Selected data for a fund share outstanding throughout each period:

                                                                                                                   PERIOD FROM
                                                                                                                  JULY 5, 1995
                                             YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED      (COMMENCEMENT OF
                                            DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,        OPERATIONS)
                                                1999            1998              1997             1996       TO DECEMBER 31, 1995
                                            ------------    ------------      ------------     ------------   --------------------
Net asset value, beginning
 of period ...........................     $     13.32       $     13.09       $     11.98      $     10.74      $     10.00
                                           -----------       -----------       -----------      -----------      -----------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...............            0.45              0.38              0.30+            0.27+            0.13+
 Net realized and change in unrealized
  gain or loss on investments ........            0.87              0.39              1.79             1.72             0.80
                                           -----------       -----------       -----------      -----------      -----------
   Total from investment operations ..            1.32              0.77              2.09             1.99             0.93
                                           -----------       -----------       -----------      -----------      -----------
LESS DISTRIBUTIONS:
 From net investment income ..........           (0.36)            (0.41)            (0.38)           (0.30)           (0.19)
 From net realized
 gains on investments ................           (0.51)            (0.13)            (0.60)           (0.45)              --
                                           -----------       -----------       -----------      -----------      -----------
   Total distributions ...............           (0.87)            (0.54)            (0.98)           (0.75)           (0.19)
                                           -----------       -----------       -----------      -----------      -----------
Net asset value, end of period .......     $     13.77       $     13.32       $     13.09      $     11.98      $     10.74
                                           ===========       ===========       ===========      ===========      ===========

Total return* ........................           10.22%             5.91%            17.57%           18.81%            9.30%
Net assets, end of period (000's) ....     $   197,702       $   193,562       $   122,990      $    37,690      $    18,813
Ratio of total expenses to average
 net assets ..........................            0.74%             0.75%             0.75%            0.80%            1.60%(1)
Ratio of net investment income to
 average net assets ..................            3.05%             3.17%             3.20%            3.01%            2.56%(1)
Portfolio turnover rate ..............          142.06%           102.94%           103.08%          105.66%           49.38%


(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


90   See Notes to Financial Statements.

LEGACY
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                                    PERIOD FROM
                                                                                                                   JULY 5, 1995
                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      (COMMENCEMENT OF
                                            DECEMBER 31,      DECEMBER 31,      DECEMBER 31,     DECEMBER 31,       OPERATIONS)
                                                1999              1998              1997            1996       TO DECEMBER 31, 1995
                                            ------------      ------------      ------------     ------------  --------------------
Net asset value, beginning
 of period ............................     $     12.37       $     12.10       $     11.25      $     10.64      $     10.00
                                            -----------       -----------       -----------      -----------      -----------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ................            0.52              0.41              0.36+            0.33+            0.15+
 Net realized and
  change in unrealized gain or
  loss on investments .................            0.34              0.43              1.26             1.15             0.68
                                            -----------       -----------       -----------      -----------      -----------
   Total from investment operations ...            0.86              0.84              1.62             1.48             0.83
                                            -----------       -----------       -----------      -----------      -----------
LESS DISTRIBUTIONS:
 From net investment income ...........           (0.41)            (0.41)            (0.39)           (0.36)           (0.19)
 From net realized gains on investments           (0.33)            (0.16)            (0.38)           (0.51)              --
                                            -----------       -----------       -----------      -----------      -----------
   Total distributions ................           (0.74)            (0.57)            (0.77)           (0.87)           (0.19)
                                            -----------       -----------       -----------      -----------      -----------
Net asset value, end of period ........     $     12.49       $     12.37       $     12.10      $     11.25      $     10.64
                                            ===========       ===========       ===========      ===========      ===========

Total return* .........................            7.10%             6.94%            14.50%           14.19%            8.27%
Net assets, end of period (000's) .....     $   131,207       $   148,526       $    81,650      $    27,754      $    18,253
Ratio of total expenses to average
 net assets ...........................            0.75%             0.76%             0.75%            0.80%            1.62%(1)
Ratio of net investment income to
 average net assets ...................            3.75%             3.81%             3.75%            3.45%            2.91%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .....            0.75%               --                --               --               --
Portfolio turnover rate ...............          139.77%           103.71%            85.01%          111.11%           62.43%


(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                         See Notes to Financial Statements.   91

                          Independent Auditors' Report

The Board of Directors and Shareholders
Aetna Generation Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP, series of Aetna Generation Portfolios, Inc. (collectively the Generation Portfolios), including the portfolios of investments as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and the period from July 5, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Generation Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP as of December 31, 1999, results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and the period from July 5, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG LLP

Hartford, Connecticut
February 4, 2000


92